As filed with the Securities and Exchange Commission on May 31, 2012

1933 Act File No. 333-178548

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	Pre-Effective Amendment No. 3
☐	Post-Effective Amendment No.

HMS INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

2800 Post Oak Boulevard, Suite 5000

Houston, Texas 77056-6118

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 220-6121

Charles N. Hazen

HMS Income Fund, Inc.

2800 Post Oak Boulevard, Suite 5000

Houston, Texas 77056-6118

Name and Address (Number, Street, City, State, Zip Code) of Agent For Service

COPIES TO:

John A. Good, Esq.

Bass, Berry & Sims PLC

100 Peabody Place, Suite 900

Memphis, Tennessee 38103-3672

Tel: (901) 543-5901

Fax: (888) 543-4644

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	150,000,000 shares	$10.00	$1,500,000,000	$171,900(2)

(1) Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2) Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 31, 2012

PRELIMINARY PROSPECTUS

HMS INCOME FUND, INC.

Maximum Offering of 150,000,000 Shares of Common Stock

HMS Income Fund, Inc. is a newly organized specialty finance company sponsored by Hines Interests Limited Partnership, or Hines. Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments.

Immediately prior to commencement of the offering, we will acquire, through a merger, HMS Income LLC, which owns our initial investment portfolio, in exchange for the number of shares of our common stock determined by dividing the net asset value of HMS Income LLC, as determined by the board of directors of HMS Income Fund, Inc. within 48 hours prior to the merger, by $9.00 (based on the $10.00 per share initial offering price of our common stock less the $1.00 combined selling commissions and dealer manager fee), which will be issued to an affiliate of Hines and an unaffiliated investor who are the members of HMS Income LLC. See “Formation Transaction” and “Certain Relationships and Related Party Transactions.”

Upon the commencement of this offering, we will be an externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. We are managed by HMS Adviser LP, or our Adviser. Our Adviser is a recently formed private investment management firm that is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. Our Adviser has engaged a wholly owned subsidiary of Main Street Capital Corporation, or Main Street, a New York Stock Exchange-listed business development company and a registered investment adviser to act as our investment sub-adviser. The wholly owned subsidiary of Main Street, which employs all of Main Street’s investment professionals, is subject to Main Street’s supervision and control. We refer to this subsidiary of Main Street as our “Sub-Adviser,” and we refer to the Adviser and the Sub-Adviser collectively as our “Advisers.” The Sub-Adviser has been engaged by our Adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to our Adviser.

We are offering on a continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share through Hines Securities, Inc., our dealer manager. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. Subject to the requirements of state securities regulators with respect to sales to residents of their states, there is no minimum number of shares required to be sold in this offering. Therefore, we intend to have our initial closing as soon as practicable after the effective date of the registration statement of which this prospectus is a part. After our initial closing, we intend to conduct closings on a semi-monthly basis until conclusion of this offering. All subscription payments will be placed in a segregated account and held in trust for our subscribers’ benefit, pending release to us at the next scheduled semi-monthly closing. If the initial closing does not occur, 100% of the paid subscriptions, including any interest earned, will be promptly returned to the subscribers.

We are offering our shares on a continuous basis at an initial offering price of $10.00; however, to the extent our net asset value per share increases after commencement of the offering, we intend to sell our shares at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Because of the possibility that the price per share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than for a number of shares and, as a result, may receive fractional shares of our common stock. We are required to file post-effective amendments to this registration statement, which are subject to Securities and Exchange Commission, or the SEC, review, to allow us to continue this offering for at least two years, subject to our right to terminate this offering at any time or to extend this offering beyond two years.

We do not intend to list the shares on any securities exchange during the offering period, and we do not expect a secondary market in the shares to develop in the near future. Therefore, if you purchase shares you will likely have limited ability to sell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. We may explore a potential liquidity event between four and six years following the completion of our offering period. We will view our offering period to have ended as of the termination date of our most recent public offering if we have not conducted a public equity offering in any continuous two year period. However, there can be no assurance that we will complete a liquidity event within such time or at all. To provide limited, interim liquidity to our stockholders, our board of directors may implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. This will be the only method available to our stockholders to obtain liquidity that we will offer prior to a liquidity event; therefore, you should consider that you may not have access to your cash investment for an extended period of time. See “Share Repurchase Program” and “Liquidity Strategy.”

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors” beginning on page 31 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the SEC as required. This information will be available free of charge by contacting us at 2800 Post Oak Boulevard, Suite 4700, Houston, Texas 77056-6118 or by telephone at (888) 220-6121 or on our website at www.HinesSecurities.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the 1940 Act and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Total Maximum
Price to Public(1)	$10.00	$1,500,000,000
Selling Commissions	$0.70	$105,000,000
Dealer Manager Fee	$0.30	$45,000,000
Net Proceeds (Before Expenses)(2)	$9.00	$1,350,000,000

(1)	Assumes all shares are sold at the initial offering price per share of $10.00 per share.

(2)	In addition to the sales load, we estimate that the maximum amount of expenses that would be incurred in connection with this offering is $22.5 million (1.5% of the gross proceeds) if the maximum number of shares is sold at $10.00 per share. Because you pay a 10% sales load and could incur up to 1.5% in offering expenses, if you invest $2,500 in shares in this offering, we estimate that only $2,212.50 will actually be used by us for investment.

The date of this prospectus is             , 2012.

Hines Securities, Inc.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing post-effective amendments to the registration statement to include new annual audited financial statements as they become available. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews any such amendment until it is declared effective.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement or post-effective amendment. The registration statement we have filed with the SEC includes exhibits that provide more detailed descriptions of certain matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, or a federal holiday.

You should rely only on the information contained in this prospectus. Neither we, nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

(i)

HMS INCOME FUND, INC.

(ii)

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully including the financial statements beginning on page F-2 and the section entitled “Risk Factors” beginning on page 31 before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” and “Company” refer to HMS Income LLC, a Maryland limited liability company, and its consolidated subsidiaries for the periods prior to the consummation of the BDC Formation described below in this summary and in the section entitled “Formation Transaction” beginning on page 56, and refer to HMS Income Fund, Inc., a Maryland corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Formation. We refer to HMS Adviser LP as “HMS Adviser” or “our Adviser.” We refer to Hines Interests Limited Partnership as “Hines” or “our Sponsor.” We refer to Main Street Capital Corporation as “Main Street” and the wholly owned subsidiary of Main Street that acts as our investment sub-adviser as “our Sub-Adviser.” Our Adviser and Sub-Adviser are collectively referred to as “our Advisers.”

Prior to the date of this prospectus and our election to be treated as a business development company, or BDC, we will complete a merger pursuant to which HMS Income Fund, Inc. will succeed to the business of HMS Income LLC and its consolidated subsidiaries, and the members of HMS Income LLC will become stockholders of HMS Income Fund, Inc. In this prospectus, we refer to such transactions as the “BDC Formation.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Formation.

The Company

We are a recently organized specialty finance company sponsored by Hines. We were formed for the purpose of succeeding to the investment portfolio of HMS Income LLC through the BDC Formation and, thereafter, to make debt and equity investments in middle market companies which we define as companies with annual revenues generally between $10 million and $3 billion that operate in diverse industries. Upon commencement of this offering, we will be an externally managed, non-diversified closed-end investment company that intends to file an election to be treated as a BDC under the Investment Company Act of 1940, or the 1940 Act. We are therefore required to comply with certain regulatory requirements. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We are managed by HMS Adviser, a recently formed private investment management firm that is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. Our Adviser, which is an indirect wholly owned affiliate of Hines, will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. HMS Adviser has engaged a wholly owned subsidiary of Main Street, a New York Stock Exchange-listed BDC and a registered investment adviser under the Advisers Act, to act as our investment sub-adviser. The Sub-Adviser has been engaged to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to our Adviser.

On December 12, 2011, an affiliate of Hines, or the Hines Investor, and an unaffiliated investor purchased 1,111,111 units of membership interest in HMS Income LLC for a price of $9.00 per unit (based on our $10.00 per share initial offering price less the 10% selling commissions and dealer manager fee not incurred) or an aggregate of $10 million, $7.5 million of which was contributed by the Hines Investor and the remaining $2.5 million of which was contributed by the unaffiliated investor. Simultaneous with that initial capitalization, HMS Income LLC entered into a senior secured single advance term loan credit facility with Main Street in the committed principal amount of $7.5 million, or the Main Street Facility, which loan has subsequently been repaid with borrowings from a credit facility the Company entered into on May 24, 2012. See “Credit Facility” below. Additionally, Main Street and the Hines Investor entered into a letter agreement pursuant to which the Hines

Investor has the right to sell to Main Street up to one-third of its equity interest in the Company at a price per share equal to the then current price to the public in the offering (less the selling commissions and dealer manager fee of 10%) at the time of exercise of the right. The right may be exercised from time to time, in whole or in part, subject only to the condition that immediately following Main Street’s purchase, Main Street’s ownership would not exceed the limits on investment company ownership of other investment companies as set forth in the 1940 Act. On December 12, 2011, HMS Income LLC fully drew the entire committed principal amount under the credit facility and acquired from Main Street approximately $16.5 million of investments utilizing its initial equity capital and proceeds from the Main Street Facility. In the BDC Formation, we will acquire the initial portfolio through a merger of HMS Income LLC into us, in which the holders of membership interests of HMS Income LLC will receive the number of shares of our common stock determined by dividing the net asset value of HMS Income LLC, as determined by the board of directors of HMS Income Fund, Inc. within 48 hours prior to the merger, by $9.00 (based on the $10.00 per share initial offering price of our common stock less the $1.00 combined selling commissions and dealer manager fee). As of May 31, 2012, the initial portfolio consisted of the following investments:

Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)	Cost of Investment(2)(3)	Fair Value of Investment	Maturity Date

Academy, Ltd.	Sporting Goods Retailer	LIBOR Plus 4.50%, current coupon 6.0% Senior Secured Debt	–	$1,987,305	$2,002,471	August 3, 2018

Ameritech College Operations, LLC	Education Services	18% Senior Secured Debt	–	$750,000	$750,000	March 9, 2017

California Healthcare Medical Billing, Inc.	Healthcare Services	12% Senior Secured Debt	–	$750,000	$750,000	October 17, 2015

Ipreo Holdings LLC	Software Solutions	LIBOR Plus 6.5%, current coupon 8.0% Senior Secured Debt	–	$732,049	$742,519	August 5, 2017

IRTH Holdings, LLC	Utility Technology Services	12% Senior Secured Debt	–	$750,000	$750,000	December 29, 2015

Metropolitan Health Networks, Inc.	Primary Care Network	LIBOR Plus 11.75%, current coupon 13.5% Subordinated Debt	–	$735,264	$731,250	October 4, 2017

MultiPlan, Inc.	Healthcare Preferred Provider Organization	LIBOR Plus 3.25%, current coupon 4.75% Senior Secured Debt	–	$735,895	$706,735	August 26, 2017

NAPCO Precast, LLC	Precast Concrete Manufacturing	18% Senior Secured Debt	–	$750,000	$750,000	February 1, 2013

National Healing Corporation	Wound Care Services	LIBOR Plus 6.75%, current coupon 8.25% Senior Secured Debt	–	$710,625	$744,384	November 30, 2017

NRI Clinical Research, LLC	Clinical Research	14% Senior Secured Debt	–	$717,977	$717,977	September 8, 2016

Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)	Cost of Investment(2)(3)	Fair Value of Investment	Maturity Date

Pacific Architects and Engineers Incorporated	Architecture and Engineering Services	LIBOR Plus 6%, current coupon 7.5% Senior Secured Debt	–	$691,147	$699,713	April 4, 2017

Phillips Plastics Corporation	Custom Plastic and Metal Services	LIBOR Plus 5%, current coupon 6.5% Senior Secured Debt	–	$739,087	$742,519	February 12, 2017

Principle Environmental, LLC	Noise Abatement Products/Services	12% Senior Secured Debt	–	$750,000	$750,000	February 1, 2016

Ulterra Drilling Technologies, L.P.	Oilfield Services	LIBOR Plus 7.5%, current coupon 9.5% Senior Secured Debt	–	$717,167	$738,323	June 9, 2016

UniTek Global Services, Inc.	Telecommunications	LIBOR Plus 7.5%, current coupon 9% Senior Secured Debt	–	$3,384,571	$3,430,176	April 15, 2018

VFH Parent LLC	Electronic Trading and Market Making	LIBOR Plus 6.0%, current coupon 7.5% Senior Secured Debt	–	$683,900	$701,082	July 8, 2016

Visant Corporation	School Affinity Products	LIBOR Plus 4.0%, current coupon 5.25% Senior Secured Debt	–	$711,748	$744,384	December 22, 2016

Total				$16,296,735	$16,399,680

(1)	All of the investments in the initial portfolio are debt investments, therefore, we do not hold an equity interest in any of the portfolio companies listed.
(2)

The assets in the initial portfolio were purchased at the proportional face amount or par value for customized lower middle market securities and at Main Street’s amortized cost for over-the-counter debt securities, which the parties agreed reasonably represented the fair value of the assets at the time of the transaction.

(3)	The cost of investment is net of principal payments received through May 31, 2012 in the aggregate amount of $232,444 .

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks you will take in investing in our shares:

•

Except for the initial investments described in this prospectus, we have not identified specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate the investments we will acquire with the proceeds from our sale of shares of common stock to you.

•

We were recently formed in Maryland and commenced operations on December 12, 2011 with $10 million equity capitalization. Accordingly, due to our limited operating history, we are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

•

Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objective.

•

The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you for U.S. federal income tax purposes.

•

A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be ongoing uncertainty as to the ultimate market value of our portfolio investments.

•	We may not realize gains from our equity investments, which may adversely affect our investment returns and stockholders’ ability to recover their entire investment in us.

•	Our board of directors may change our operating policies and investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

•

Our Advisers and their respective affiliates may have conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in your best interests.

•

The potential for our Advisers to earn incentive fees under our investment advisory and administrative services agreement with HMS Adviser, or the Investment Advisory Agreement, (50% of which are payable to the Sub-Adviser pursuant to the investment sub-advisory agreement between HMS Adviser, the Sub-Adviser, Main Street and us, or the Sub-Advisory Agreement) may create an incentive for the Advisers to enter into investments that are riskier or more speculative than would otherwise be the case, and our Advisers may have an incentive to increase portfolio leverage in order to earn higher management fees.

•

We expect to borrow funds to make investments. As a result, we will be exposed to the risks of borrowing, also known as leverage. The use of leverage may be considered a speculative investment technique insofar as leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore, increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Advisers.

•

We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may fluctuate in value or lose its entire value over time based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. Most loans in which we invest will be rated, or would be if they were rated by a rating agency, as “below investment grade” quality or “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•

Our investments, especially until we raise significant capital from this offering, may be concentrated in over-the-counter debt securities of a limited number of issuers that will likely carry lower yields than those we will seek in future customized financings, which could result in a lower distribution than we have estimated and magnify the effect of any losses suffered by a few of these investments.

•	We will be subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

•

As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•

We intend to qualify as a RIC, but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

•

The purchase price for our shares will be determined at each semi-monthly closing date. As a result, your purchase price may be higher than the price per share paid in the prior closing, and you may receive a smaller number of shares than if you had subscribed at the prior closing price.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•

One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Our Investment Objective and Strategies

Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest a majority of the net proceeds from the offering in senior secured and second lien debt securities issued by middle market companies in private placements and negotiated transactions, which are traded in private over-the-counter markets for institutional investors. In this prospectus, we collectively refer to these securities as over-the-counter debt securities. We define middle market companies as those with annual revenues generally between $10 million and $3 billion that operate in diverse industries.

As we increase our capital base during our offering period, we will continue investing in, and ultimately intend to have a significant portion of our assets invested in, customized direct secured and unsecured loans to and equity securities of lower middle market companies, which we define as companies with annual revenues generally between $10 million and $150 million. In this prospectus we refer to these securities as customized lower middle market securities. In most cases, companies that issue customized lower middle market securities to us will be privately held at the time we invest in them. While the structure of our investments in customized lower middle market securities in which we invest is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

We intend to leverage the experience and expertise of the principals of our Advisers to execute our investment strategies. Our Adviser’s senior management team, through affiliates of Hines, has sponsored and manages two publicly offered and non-traded real estate investment trusts, or REITs, which collectively have investments in aggregate gross real estate assets of approximately $9.0 billion. Hines is a fully integrated real estate investment and management firm which, with its predecessor, has been investing in real estate assets and providing acquisition, development, financing, property management, leasing and disposition services for over 50 years. This experience includes credit evaluation and underwriting of tenants across numerous industries and geographic markets, including middle market companies. Main Street’s primary investment focus is providing customized debt and equity financing to lower middle market companies and debt capital to middle market companies that operate in diverse industry sectors. At March 31, 2012, Main Street had debt and equity investments with an aggregate fair value of $639.1 million in 115 portfolio companies, including investments in over-the-counter debt securities with an aggregate fair value of approximately $251.0 million in 62 separate issuers. The principals of our Adviser and Sub-Adviser, have access to a broad network of relationships with financial sponsors, commercial and investment banks, middle market companies and leaders within a number of industries that we believe will produce significant investment opportunities.

Our Market Opportunity

We believe that the banking and financial services crisis that began in the summer of 2007 and the resulting global credit crisis have created a unique opportunity for specialty finance companies with experience in investing in middle market companies to make investments with attractive yields and significant opportunities for sharing in new value creation. Our current opportunity is highlighted by the following factors:

•

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there remains a large pool of uninvested private equity capital available to middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity firms will seek to supplement their investments with senior secured and junior loans and equity co-investments from other sources, such as us.

•

The credit crisis and consolidation among commercial banks has reduced the focus on middle market business. The commercial banks in the United States, or U.S., which have traditionally been the primary source of capital to middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments, increased capital requirements and stricter regulatory scrutiny, which have led to a significant tightening of credit standards and substantially reduced loan volume to the middle market. Many financial institutions that have historically loaned to middle market companies have failed or been acquired, and we believe that larger financial institutions are now more focused on syndicated lending to larger corporations and are allocating capital to business lines that generate fee income and involve less balance sheet risk. We believe this market dynamic will provide us with numerous opportunities to originate new debt and equity investments primarily in middle market companies. While we believe the credit crisis and the resultant market dynamic have created an opportunity for us, we also note that the credit crisis and current tenuous economic environment also present certain risks to our success. Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

•

There is currently a limited market for collateralized debt obligations, or CDOs, or collateralized loan obligations, or CLOs. Prior to the credit crisis, these asset-backed vehicles were used by many funds and BDCs to provide inexpensive capital to fund additional investments. We also believe that some specialty finance companies that heavily utilized this funding vehicle may be forced to liquidate assets to meet obligations under these vehicles and may have limited access to equity capital due to their shrinking balance sheets, potentially providing us with opportunities to purchase loans at attractive values and also reducing competition for future middle market investments.

•

There exists currently a favorable pricing environment in the secondary loan market. Lower valuation levels, combined with reduced liquidity in the secondary loan market, have created opportunities to acquire relatively high yielding middle market senior and subordinated loans, both secured and unsecured, at potentially attractive prices.

Our Competitive Strengths

We believe that we have the following competitive advantages over other publicly-traded BDCs and other public non-traded BDCs:

•

affiliates of our Adviser have more than 50 years of experience in evaluating and underwriting credit of companies in numerous industries and geographic markets including middle market companies in connection with managing approximately 135.3 million square feet of retail, office and industrial real estate to a wide variety of tenants, including middle market companies;

•

our Sub-Adviser has substantial experience investing in the types of companies and securities we expect to acquire and an established record of creating stockholder value through increasing distributions, periodic capital gains and stable net asset values; and

•

the principals of Hines, our Adviser and our Sub-Adviser have extensive relationships with loan syndication and trading desks, lending groups, management teams, investment bankers, business brokers, attorneys, accountants and other persons whom we believe will continue to provide us with significant investment opportunities.

Our Investment Process

Under the terms of the Investment Advisory Agreement, HMS Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. Our Adviser has engaged the Sub-Adviser pursuant to the Sub-Advisory Agreement to identify, evaluate, negotiate and structure our prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to the Adviser.

We expect a substantial majority of our investment opportunities to be identified and originated by the Sub-Adviser. Each investment opportunity will first be evaluated by the Sub-Adviser for suitability for our portfolio, and the Sub-Adviser will perform, or cause to be performed due diligence procedures, and provide to our Adviser due diligence information with respect to the investment. The Sub-Adviser will recommend investments to our Adviser, whose investment committee will independently evaluate the investment considering, among other things, the analysis, due diligence information and recommendation provided by the Sub-Adviser. In addition, the Sub-Adviser will monitor our investment portfolio on an ongoing basis and make recommendations regarding ongoing portfolio management. The Adviser will make all decisions to acquire, hold or sell investments for us except those decisions reserved for our Board.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with our Advisers or their affiliates in certain transactions originated by our Advisers or their affiliates unless we obtain an exemptive order from the SEC. We have currently applied for an exemptive order from the SEC. However, there can be no assurance that we will obtain such relief.

If granted, the exemptive relief would allow us, and/or any future entity that is managed, advised or controlled by us or the Adviser on one hand, and Main Street and/or any future entity that is managed, advised or controlled by Main Street on the other hand, to co-invest in the same investment opportunities where such investment would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. If the application for exemptive relief is granted, each co-investment transaction would be allocated between us and the Main Street entities based upon an agreed upon allocation. This relative allocation would be approved at the onset of each quarter or, as necessary or appropriate, between quarters by a required majority of the independent directors of both the Company and Main Street eligible to vote under Section 57(o) of the 1940 Act. The allocations could be adjusted by the approval of a required majority of the independent directors of both the Company and Main Street for any reason, including, among other things, in the case of a specific investment, if our or Main Street’s participation at a certain level could cause either one of us to fail to meet the diversification or other requirements necessary for either one of us to qualify as a RIC under the Code. Unless adjusted in the manner described above, once agreed upon, the relative allocation plan would apply prospectively for the following quarter. Additional information regarding the operation of the co-investment program is set forth in the application for exemptive relief, which has been filed with the SEC.

Prior to obtaining exemptive relief, we intend to co-invest alongside our Sub-Adviser and/or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objective.

About Our Adviser

Our Adviser, HMS Adviser, is a Texas limited partnership formed on April 13, 2012 that is registered as an investment adviser under the Advisers Act. Our Adviser has no operating history and no experience managing a BDC. Our Adviser is wholly-owned by Hines. Hines is currently owned by Gerald D. Hines and Jeffrey C. Hines.

Hines has sponsored two publicly offered and non-traded REITs: Hines Real Estate Investment Trust, Inc., or Hines REIT, and Hines Global REIT, Inc., or Hines Global REIT, which collectively have investments in aggregate gross real estate assets of approximately $9.0 billion. Charles N. Hazen and Ryan T. Sims, our Chief Executive Officer and Chief Financial Officer, respectively, joined Hines in 1989 and 2003, respectively, and have substantial experience in private equity, real estate acquisitions and dispositions, public company management and administration and finance and have served as executive officers of companies in the REIT and investment real estate industries.

About Our Sub-Adviser

The Sub-Adviser is a wholly owned subsidiary of Main Street, which is an internally managed BDC and a registered investment adviser. The Sub-Adviser, which employs all of Main Street’s investment professionals, is subject to Main Street’s supervision and control. The Sub-Adviser’s management team includes a unique group of professionals with over 100 years of collective investment experience. The members of the Sub-Adviser’s investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include eight certified public accountants and one chartered financial analyst. Main Street has developed a reputation in the market place as a responsible and efficient source of financing, which has created a stream of proprietary deal flow. At March 31, 2012, Main Street had debt and equity investments with an aggregate fair value of $639.1 million in 115 portfolio companies, including investments in over-the-counter debt securities with an aggregate fair value of approximately $251.0 million in 62 separate issuers. We expect to leverage the Sub-Adviser’s expertise in analyzing, valuing, structuring, negotiating and closing transactions, which should provide us with a competitive advantage in offering customized financing solutions to lower middle market companies and in executing investments in over-the-counter debt securities. The Sub-Adviser and Main Street are based in Houston, Texas. Main Street’s common stock trades on the New York Stock Exchange under the ticker symbol “MAIN.”

About Our Sponsor

Hines is our Sponsor. Hines is a fully integrated global real estate investment and management firm and, with its predecessor, has been investing in real estate and providing acquisition, development, financing, property management, leasing and disposition services for over 50 years. Hines provides real estate investment and management services to numerous investors and partners including pension plans, domestic and foreign institutional investors, high net worth individuals and retail investors. Hines is owned and controlled by Gerald D. Hines and his son Jeffrey C. Hines. As of December 31, 2011, Hines and its affiliates had ownership interests in a real estate portfolio of over 210 projects, valued at approximately $22.9 billion. Please see “Investment Objective and Strategies — About Our Sponsor ” for more information regarding Hines.

The following chart shows the ownership structure and various entities affiliated with us, our Advisers and our Sponsor:

Plan of Distribution

We are offering on a continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share through Hines Securities, Inc., our dealer manager. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase by a single subscriber is $2,500 in shares of our common stock. Subject to the requirements of state securities regulators with respect to sales to residents of their states, there is no minimum number of shares required to be sold in this offering. Accordingly, we intend to have our initial closing as soon as practicable after the effective date of the registration statement of which this prospectus is a part. After our initial closing, we intend to conduct closings on a semi-monthly basis until conclusion of this offering. All subscription payments will be placed in a segregated account and will be held in trust for our subscribers’ benefit, pending release to us at the next scheduled semi-monthly closing. If the initial closing does not occur, 100% of the paid subscriptions, including any interest earned, will be promptly returned to the subscribers. After holding our initial closing we will offer our shares on a continuous basis at an initial offering price of $10.00; however, to the extent our net asset value per share increases after commencement of this offering, we intend to sell our shares at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 5% decease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than a number of shares and, as a result, may receive fractional shares of our common stock. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.HinesSecurities.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell their shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) be positioned to reasonably benefit from an investment in our common stock based on such investor’s overall investment objectives and portfolio structuring; (2) be able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) have an apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Advisers and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of Alabama, Arizona, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Nebraska, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Tennessee, Texas and Vermont, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•

Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “HMS Income Fund, Inc.” You must initially invest at least $2,500 in shares of our common stock to be eligible to participate in this offering. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

•

By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

All subscription proceeds will be placed in a segregated account and held in trust for our subscribers’ benefit pending acceptance of subscriptions and closing the sale and issuance of shares. No subscriptions will be accepted, and the initial closing will not occur, until the SEC has declared effective the registration statement of which this prospectus is a part. After holding our initial closing, we expect to accept subscriptions and admit new stockholders at semi-monthly closings. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers without interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive the final prospectus. In addition, while we have no minimum offering amount and may execute the sale of shares of common stock immediately following effectiveness of the registration statement of which this prospectus is a part, certain states may require us to sell a minimum number or dollar amount of shares prior to selling shares to residents of those states.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance or rejection to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make debt and equity investments in accordance with our investment objective and using the strategies described in this prospectus. There can be no assurance that we will be able to sell all of the shares we are presently offering. If we sell only a portion of the shares offered hereby, we may be unable to achieve our investment objective.

We expect initially to invest a significant portion of our net proceeds in over-the-counter debt securities. Over-the-counter debt securities generally produce lower yields than customized lower middle market securities. We could experience time lags between each closing of the sale of shares and our investment of the net proceeds from such closing.

During our offering period, we intend to use a portion of the net proceeds of the offering and proceeds from the sale or repayment or other liquidation of existing investments to invest in customized lower middle market securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. By the end of our offering period, we expect to have invested a significant portion of our net proceeds in customized lower middle market securities. We will view our offering period to have ended as of the termination date of our most recent public offering if we have not conducted a public equity offering in any continuous two year period. See “Risk Factors — Risks Relating to this Offering and Our Common Stock — We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.”

While seeking appropriate investments consistent with our investment objective, we will invest the net proceeds primarily in short-term securities consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and for other working capital purposes. In addition, during this time we will pay management fees to our Advisers as described elsewhere in this prospectus. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund operating expenses or working capital needs, are expected to be reinvested by us in assets in accordance with our investment objective and strategies.

Credit Facility

On December 12, 2011 we entered into a loan agreement with Main Street for a $7,500,000 senior secured single advance term loan credit facility. On December 12, 2011, HMS Income LLC fully drew the entire committed principal amount under the Main Street Facility and utilized the borrowings, together with the initial $10 million equity investment by the Hines Investor and an unaffiliated investor, to acquire from Main Street approximately $16.5 million of investments.

On May 24, 2012, we entered into a $15 million senior secured revolving credit facility with Capital One, National Association, or Capital One, and immediately borrowed $7 million under the facility, which proceeds were used in the repayment of the Main Street Facility. The Capital One facility has an accordion provision allowing increases in borrowings of up to $60 million, for a total facility of up to $75 million subject to certain conditions. The credit facility is secured by all of our assets (owned at the time we entered into the facility and those to be subsequently acquired) as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company, which would be joined as guarantors. The facility has a maturity date of May 23, 2015. Interest under the facility will be payable monthly based on either the Base Rate plus 1.50% or LIBOR plus 2.75%, subject to our election. The Base Rate is equal to the greater of: a) the Prime Rate or b) Federal Funds Rate plus .50%. Base Rate, Prime Rate and Federal Funds Rate are defined as set forth in the loan agreement.

The loan agreement contains affirmative and negative covenants usual and customary for leveraged financings, including but not limited to covenants to provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay our obligations when they become due, and invest the proceeds of this offering in accordance with the investment objective and strategies and the procedures described in this prospectus. Additionally, the loan agreement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the borrower; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. For more information regarding the risks related to our use of leverage, see “Risk Factors — Risks Relating to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “Risk Factors — Risks Relating to Debt Financing — If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. Beginning 12 months after holding our initial closing, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly share repurchases to allow our stockholders to sell their shares back to us. We intend to conduct the repurchases on the date that we hold the first closing of the month in January, April, July and October, or on such other date and time as determined by our board of directors and disclosed to our stockholders through any means reasonably designed to inform them thereof, each such date, the Repurchase Date. The repurchase price per share to be paid by us to the stockholder will be equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. We will repurchase shares under this provision of our charter on a pro rata basis in the event that we cannot satisfy all repurchase requests made by our stockholders because of any of the limitation described above. The limitations and restrictions relating to our share repurchase program may prevent us from accommodating all repurchase requests made in any quarter. There is no assurance that our board of directors will exercise its discretion to conduct a share repurchase program and a share repurchase program will only be conducted when our board of directors determines it is in our best interests to repurchase shares of our common stock.

Our board of directors will consider the following factors, among others, in making its determination regarding whether to commence a share repurchase program and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares of our common stock or portions thereof; and

•	the condition of the securities markets.

See “Description of Our Securities — Limited Repurchase Rights” and “Share Repurchase Program.”

In the event of the death or disability of a stockholder, we will, upon request, repurchase the shares held by such stockholder regardless of the period the deceased or disabled stockholder has owned such shares. The repurchase price per share to be paid by us to the stockholder or stockholder’s estate, as applicable, will be equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date. See “Description of Our Securities — Limited Repurchase Rights” and “Share Repurchase Program” for a description of certain limitations and restrictions relating to our requirement to repurchase shares in the event of the death or disability of a stockholder.

Liquidity Strategy

The shares have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for the shares in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. Furthermore, shares transferred by investors may be transferred at a discount to our current net asset value. We intend to explore a potential liquidity event for our stockholders between four and six years following the end of our offering period. However, we may explore or complete a liquidity event sooner or later than that time period. We will view our offering period as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. While our intention is to explore a potential liquidity event between four and six years following the completion of our offering period, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. See “Risk Factors — Risks Relating to this Offering and Our Common Stock — We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.”

Investment Advisory Fees

Pursuant to our Investment Advisory Agreement, we will pay our Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The Sub-Advisory Agreement among our Adviser, our Sub-Adviser, Main Street and us provides that our Sub-Adviser will receive 50% of all fees payable to HMS Adviser under the Investment Advisory Agreement. The management fee will be calculated at an annual rate of 2.0% of our average gross assets, which we estimate will be 3.0% of our average net assets (assuming we borrow funds equal to 50% of net assets), and will be payable quarterly in arrears.

The incentive fee will consist of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The subordinated incentive fee on income will be equal to 20% of our pre-incentive fee net investment income for the immediately preceding quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, exceeding 1.875% (7.5% annualized), subject to a “catch up” feature. For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for non-liquidating distributions, other than distributions of profits, paid to our stockholders and amounts paid for share repurchases pursuant to our share repurchase program.

The second part of the incentive fee, referred to as the incentive fee on capital gains, shall be an incentive fee on realized capital gains earned from the portfolio of the Company and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory and Administration Services Agreement — Advisory Fees” for a description of the investment advisory fees payable to our Advisers pursuant to such agreements.

Management and Incentive Fee Waiver

Subject to a conditional fee waiver agreement, our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. In certain circumstances, we may determine that it is appropriate to reimburse the Advisers for fees waived under the conditional fee waiver agreement, as more fully described in the same. This management and incentive fee waiver arrangement is intended to support the reasonable alignment of our expenses with our income during the initial phase of our operations.

Administration

We anticipate that our Advisers will provide to us all administrative services required to be performed in connection with the proper conduct and operation of our business, including, but not limited to, legal, accounting, tax, insurance and investor relations services, or, collectively, the Administrative Services, pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement. The Investment Advisory Agreement and the Sub-Advisory Agreement provide for our payment of certain administration expenses related to the Administrative Services, as well as personnel and related employment direct costs and overhead, at the actual cost of such services. In the future, however, we may decide to enter into a separate administration agreement with affiliates of the Advisers or a third party provider, pursuant to which we will reimburse such administrator for administrative expenses. See “Administrative Services.”

Conflicts of Interest

Our Advisers and certain of their affiliates will have certain conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•

Our Advisers and their respective affiliates must allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including, with respect to the Sub-Adviser, Main Street’s ordinary day-to-day business of operating a publicly-traded BDC, and, with respect to the Adviser, certain programs sponsored by affiliates of HMS Adviser, as well as certain programs that may be sponsored by such affiliates in the future;

•

The compensation payable by us to our Advisers and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions and may be based in part on the value of assets acquired with leverage;

•

Regardless of the quality of the assets acquired, the services provided to us or whether we pay distributions to our stockholders, our Advisers are entitled to receive compensation pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement;

•

Except for certain restrictions on the Advisers set forth in the Sub-Advisory Agreement, our Adviser, Sub-Adviser and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser, our Sub-Adviser and their affiliates;

•

To the extent permitted by the 1940 Act and staff interpretations, our Advisers may determine it appropriate for us and one or more other investment accounts managed by our Sub-Adviser or any of its affiliates to participate in an investment opportunity. To the extent required, we will seek exemptive relief from the SEC to engage in co-investment opportunities with our Sub-Adviser and/or its affiliates. There can be no assurance that we will obtain such exemptive relief and if we are unable to obtain such relief, we may be excluded from such investment opportunities. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating parties; and

•

Since Hines Securities, Inc., our dealer manager, is an affiliate of our Adviser, you will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent underwriter in connection with the offering of securities.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders of record within 120 days after the end of each fiscal year. Both our quarterly reports on Form 10-Q and our annual reports on Form 10-K will be made available on our website at www.HinesSecurities.com at the end of each fiscal quarter and fiscal year, as applicable. These reports will also be available on the SEC’s website at www.sec.gov.

Distributions

We intend to declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first full calendar month after the month in which we hold our initial closing. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize us to declare a quarterly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using daily record dates, and your distributions will begin to accrue at a daily distribution rate on the date we accept your subscription for shares of our common stock. From time to time, but no more frequently than annually, we may also pay interim distributions, including capital gains distributions, at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of your investment rather than earnings or gains derived from our investment activities. Stockholders will not recognize tax on a distribution consisting of a return of capital, however, the tax basis of shares must be reduced by the amount of any return of capital distributions. Any return of capital will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on a subsequent disposition of such shares. See “Material U.S. Federal Income Tax Considerations.” We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to the price that shares are sold in the offering on such closing date minus the sales load. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. See “Distribution Reinvestment Plan” and “Risk Factors — Federal Income Tax Risks — You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.”

Taxation

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that we distribute to our stockholders from our taxable earnings and profits. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. We maintain a website at www.HinesSecurities.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “HMS Income Fund, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)

Sales load to dealer manager(1)	10.00%
Offering expenses(2)	1.50%
Distribution reinvestment plan expenses(3)	—
Total stockholder transaction expenses	11.50%
Annual expenses (as a percentage of net assets attributable to common stock)(4)

Management fee(5)	3.00%
Incentive fees(6)	0.00%
Interest payments on borrowed funds(7)	1.50%
Other expenses(8)	0.75%

Total Annual Expenses.	5.25%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7.0% and a dealer manager fee of 3.0% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return(1):	$163	$257	$351	$583

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the most recent offering price, net of all sales load. In no event will the shares sold pursuant to the distribution reinvestment plan be sold at a price that is below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)

As shares are sold, you will pay a maximum sales load of 10% for combined selling commissions and dealer manager fees to our dealer manager in accordance with the terms of a dealer manager agreement to be entered into between us and our dealer manager. Our dealer manager will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our dealer manager will collect 10% of the gross proceeds as sales load and will generally pay participating broker-dealers 7% of the gross proceeds from their allocated sales as a selling commission and retain 3% of the gross proceeds as a dealer manager fee. The dealer manager may reallow a portion of the dealer manager fees to participating broker-dealers. See “Plan of Distribution.”

(2)	The maximum size of the offering is $1.5 billion, or 150 million shares of common stock sold at $10.00 per share. The offering expense ratio of 1.5% is based on the assumption that we will raise $150 million in gross proceeds, as a result of selling 15 million shares of common stock at $10.00 per share, during the first twelve months of this offering. Based on this offering expense ratio, the offering expenses (including due diligence expenses) incurred would be $2.25 million, or $0.15 per share of common stock. If we sold the maximum number of shares offered, or 150 million shares of common stock sold at $10.00 per share, and the offering expense ratio remained 1.5%, the offering expenses (including due diligence expenses) incurred would be $2.25 million, or $0.15 per share of common stock. Under our Investment Advisory Agreement, our Adviser will be responsible for the payment of our organization and offering expenses to the extent they exceed 1.5% of the aggregate gross proceeds from offerings of our common stock during our offering period, without recourse against or reimbursement by us. Additionally, and in accordance with the terms of the Sub-Advisory Agreement, our Adviser and Sub-Adviser will share equally all non-reimbursed organization and offering expenses in excess of $2 million, exclusive of sales and marketing costs incurred by the Adviser and its affiliates. Assuming that the offering expenses do not exceed the stated ratio of 1.5% of the aggregate gross proceeds from offerings of our common stock, our Advisers would not be responsible for the payment of any organization and offering expenses.

(3)	The expenses of the distribution reinvestment plan are included in other expenses. See “Distribution Reinvestment Plan.”

(4)	Amount assumes we sell $150 million worth of our common stock during the twelve months following the commencement of the offering and also assumes we borrow funds equal to 50% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. Our expenses as a percentage of the offering price will increase proportionally to the extent we raise less than $150 million in the offering. There can be no assurance that we will sell $150 million worth of our common stock.

(5)	Our management fee is calculated at an annual rate of 2%, based on the average value of our gross assets, and is payable quarterly in arrears. See “Investment Advisory and Administrative Services Agreement.” If we borrow funds equal to 50% of net assets, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes). This assumes that the value of net assets does not change during the period to which this table pertains. Under the Sub-Advisory Agreement between our Adviser, the Sub-Adviser, Main Street and us, our Adviser will pay to the Sub-Adviser 50% of the fees our Adviser receives from us. Our Advisers have agreed to waive management fees and incentive fees for up to twelve months after commencement of the offering in certain events. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Expected Operating Plans—Management and Incentive Fee Waiver.”

(6)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of this offering. Our Advisers have agreed to waive management fees and incentive fees for up to twelve months after commencement of the offering in certain events. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Expected Operating Plans—Management and Incentive Fee Waiver.” The incentive fees, if any, are divided into two parts:

(i)	a subordinated incentive fee on income, calculated and payable quarterly in arrears, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 1.875% of our average adjusted capital (a rate of 7.5% per annum), will equal 20% of the amount of our pre-incentive fee net investment income, subject to “a catch up” feature. For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for non-liquidating distributions, other than distributions of profits, paid to our stockholders and amounts paid for share repurchases pursuant to our share repurchase program; and

(ii)	an incentive fee on capital gains that will equal 20% of our cumulative net realized capital gains (defined as cumulative realized capital gains less cumulative realized capital losses and unrealized capital depreciation), if any, less the aggregate amount of any previously paid incentive fee on capital gains.

The incentive fees are based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income or generate capital gains through our investments in portfolio companies. See “Investment Advisory and Administrative Services – Advisory Fees” for more information concerning the incentive fees.

(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our net assets and that the average annual interest rate on the amount borrowed is 3.0%. Our ability to incur leverage during the twelve months following commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.

(8)	Other Expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the initial 12-month period of our investment operations following the date of our initial closing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Expected Operating Plans – Expenses.”

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate our Adviser for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the management fee, the subordinated incentive fee on income and the incentive fee on capital gains are calculated, see “Investment Advisory and Administrative Services Agreement — Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)

	Fees to the Dealer Manager

Sales Load

Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$105,000,000

Dealer manager fee(2)	3.0% of gross proceeds, of which up to 1.5% may be reallowed to selected broker-dealers as a marketing fee.	$45,000,000

	Reimbursement to Our Adviser

Other organization and offering expenses(3)	We will reimburse our Advisers for the organizational and offering costs they incur on our behalf only to the extent of 1.5% of gross proceeds from the offering of our common stock during our offering period.	$22,500,000

	Investment Adviser Fees(4)

Management fee	The management fee will be calculated at an annual rate of 2.0% of our average gross assets. The management fee will be payable quarterly in arrears, and shall be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. All or any part of the management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser will determine. The management fee for any partial month or quarter will be appropriately pro rated.	$30,000,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)

Subordinated Incentive Fee on Income

The subordinated incentive fee on income will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income will be equal to 20% of our pre-incentive fee net investment income for the previous quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, exceeding 1.875% (7.5% annualized), subject to a “catch up” feature (as described below). We call this the “hurdle rate.” For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under any administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for non-liquidating distributions, other than distributions of profits, paid to our stockholders and amounts paid for share repurchases pursuant to our share repurchase program. We will pay the Adviser a subordinated incentive fee on income for each quarter as follows:

•   No subordinated incentive fee on income shall be payable to the Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.875% (or 7.5% annualized) of adjusted capital;

These amounts cannot be estimated since they are based upon the performance of the assets held by us.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)

•   100% of our pre-incentive fee net investment income, if any, that exceeds 1.875% (or 7.5% annualized) of adjusted capital but is less than or equal to 2.34375% (or 9.375% annualized) of adjusted capital in any calendar quarter shall be payable to the Adviser. This portion of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income as if the hurdle did not apply when our pre-incentive fee net investment income exceeds 2.34375% (or 9.375% annualized) of adjusted capital in any calendar quarter; and

•   For any quarter in which our pre-incentive fee net investment income exceeds 2.34375% (or 9.375% annualized) of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of the amount of our pre-incentive fee net investment income, as the hurdle rate and catch-up will have been achieved.

Incentive Fee on Capital Gains	The incentive fee on capital gains will be earned on realized capital gains from the portfolio of the Company and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. In order to provide an incentive for our Adviser to successfully execute a merger transaction involving us that is financially accretive and/or otherwise beneficial to our stockholders even if our Adviser will not act as an investment adviser to the surviving entity in the merger, we may seek exemptive relief from the SEC to allow us	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares)(1)
to pay our Adviser an incentive fee on capital gains in connection with our merger with and into another entity. Absent the receipt of such relief, our Adviser will not be entitled to an incentive fee on capital gains or any other incentive fee in connection with any such merger transaction.

Other Expenses

Other Operating Expenses(3)

We will reimburse the actual expenses incurred by our Advisers or their affiliates, or any third-party administrator, in connection with the provision of Administrative Services (as opposed to investment advisory) to us, including the personnel and related employment direct costs and overhead of our Advisers or their affiliates, or any third-party administrator. We will not reimburse for personnel costs in connection with services for which our Advisers or their affiliates, or any third-party administrator receives a separate fee.

Actual expenses are dependent on actual expenses incurred by our Advisers or their affiliates, or any third-party, and therefore cannot be determined at this time

(1)	Assumes all shares are sold at $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2)	In addition, the dealer manager may pay out of its dealer manager fee up to an additional 1% of gross offering proceeds from the sales of shares sold in the offering by selected broker-dealers as reimbursement for distribution and marketing-related costs and expenses. The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)	In connection with the offering, we expect to incur organizational and offering expenses, as well as other expenses. The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by our Adviser and Sub-Adviser, their members and their affiliates on our behalf for the SEC registration fee, Financial Industry Regulatory Authority, or FINRA, filing fee, printing and mailing expenses, blue sky filing fees and expenses, accounting fees and expenses, transfer agent fees, advertising and sales literature, due diligence expenses, adviser personnel salaries and bank and other administrative expenses. Any such reimbursements will not exceed actual expenses incurred by our Adviser and Sub-Adviser, their members or affiliates.

Our Advisers, or their affiliates, will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 1.5% of gross proceeds from the offering of our common stock during our offering period. Additionally, and in accordance with the terms of the Sub-Advisory Agreement, our Adviser and Sub-Adviser will share equally all non-reimbursed, organization and offering expenses in excess of $2 million, exclusive of sales and marketing costs incurred by the Adviser and its affiliates. For purposes of this paragraph, sales and marketing costs shall include, among other things, all costs and expenses relating to advertisements and selling literature or brochures, sales meetings, sales training sessions, investor meetings, website hosting and other expenses directly related to the offer and sale of securities by the Company pursuant to this Prospectus.

(4)	Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will receive 50% of all fees payable to HMS Adviser under the Investment Advisory Agreement. Our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. See “Managment’s Discussion and Analysis of Financial Conditions and Results of Operations and the Company’s Expected Operating Plans — Management and Incentive Fee Waiver.”

Certain of the advisory fees payable to our Advisers are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to our Advisers, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our management, our business, and this offering.

Q:  What is a “BDC”?

A:  BDCs are closed-end management investment companies that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, or the Securities Act, and the Securities Exchange Act of 1934, or the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or potential capital growth. BDCs can be internally or externally managed and, if certain requirements are met, may qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:  Who is the Sponsor?

A:  Hines is our Sponsor and the parent company of our Adviser. Hines is a fully integrated global real estate investment and management firm and, with its predecessor, has been investing in real estate and providing acquisition, development, financing, property management, leasing and disposition services for over 50 years. This experience includes credit evaluation and underwriting of tenants across numerous industries and geographic markets, including middle market companies. Hines provides real estate investment and management services to numerous investors and partners including pension plans, domestic and foreign institutional investors, high net worth individuals and retail investors. Hines is owned and controlled by Gerald D. Hines and his son Jeffrey C. Hines. As of December 31, 2011, Hines and its affiliates had ownership interests in a real estate portfolio of over 210 projects, valued at approximately $22.9 billion and have raised gross proceeds of $3.5 billion through sponsored public programs. Please see “Investment Objective and Strategies — About Our Sponsor” for more information regarding Hines.

Q:  Who is the Sub-Adviser?

A:  The Sub-Adviser is a wholly owned subsidiary of Main Street, an internally managed business development company and a registered investment adviser. The Sub-Adviser, which employs all of Main Street’s investment professionals, is subject to Main Street’s supervision and control. The Sub-Adviser’s management team includes a unique group of professionals with over 100 years of collective investment experience. The members of the Sub-Adviser’s investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include eight certified public accountants and one chartered financial analyst. Main Street has developed a reputation in the market place as a responsible and efficient source of financing, which has created a stream of proprietary deal flow. At March 31, 2012, Main Street had debt and equity investments with an aggregate fair value of $639.1 million in 115 portfolio companies, including investments in over-the-counter debt securities with an aggregate fair value of approximately $251.0 million in 62 separate issuers. We expect to leverage the Sub-Adviser’s expertise in analyzing, valuing, structuring, negotiating and closing transactions, which should provide us with a competitive advantage in offering customized financing solutions to lower middle market companies and in executing investments in over-the-counter debt securities. The Sub-Adviser and Main Street are based in Houston, Texas. Main Street’s common stock trades on the New York Stock Exchange under the ticker symbol “MAIN.”

Q:  What is a “RIC”?

A:  A “RIC” is an entity that has elected to be treated and qualifies as a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate-level U.S. federal income taxes on any income or gain that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:  How will our investments be selected and acquired?

A:  Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will be primarily responsible for identifying and evaluating investment opportunities, providing due diligence information with respect to prospective investments, recommending investments to our Adviser and negotiating and structuring our investments. HMS Adviser will oversee all investment activities and will be ultimately responsible for making all investment decisions with respect to our portfolio. All investment decisions made by our Adviser will require the approval of its investment committee which will be led by Sherri W. Schugart, who is a Senior Managing Director of the general partner of Hines. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and will review the compensation under the Investment Advisory Agreement and determine whether the provisions of the Investment Advisory and Sub-Advisory Agreements have been carried out.

Q:  How does a “best efforts” offering work?

A:  When securities are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the offered securities. In this offering, broker-dealers will not have a firm commitment or obligation to purchase any of the shares of common stock we are offering.

Q:  How long will this offering last?

A:  This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus. Under certain conditions, we may decide to extend this offering beyond two years. Generally, state registrations are for a period of one year. We may be required to discontinue selling shares in any state in which our registration is not renewed or otherwise extended annually. We may terminate the offering at any time.

Q:  Will I receive a stock certificate?

A:  No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:  Who can buy shares of common stock in this offering?

A:  In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000 (not including home, furnishings and personal automobiles). For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has an apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Advisers, and (e) the tax consequences of the investment. Residents of Alabama, Arizona, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Nebraska, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Tennessee, Texas and Vermont have additional suitability standards. See “Suitability Standards.”

Generally, you must purchase at least $2,500 in shares of our common stock. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Certain volume discounts may be available for large purchases. See “Plan of Distribution.” The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced.

The Hines Investor and an unaffiliated investor have acquired in a private placement 1,111,111 units of membership interest in HMS Income LLC at a price of $9.00 per unit for an aggregate purchase price of $10 million. These units will be converted into the number of shares of our common stock determined by dividing the net asset value of HMS Income LLC, as determined by the board of directors of HMS Income Fund, Inc. within 48 hours prior to the merger, by $9.00 (based on the $10.00 per share initial offering price of our common stock less the $1.00 combined selling commissions and dealer manager fee) in the BDC Formation prior to commencement of this offering. The purchase price for these units was based on a $10.00 per share initial offering price per share of our common stock less the $1.00 per share selling commission and dealer manager fee. Certain of our affiliates may purchase additional shares of our common stock in the offering. The selling commissions and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for our affiliates.

Q:  How do I subscribe for shares of common stock?

A:  If you meet the net worth and suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subject to the requirements of state securities regulators with respect to sales to residents of their state, there is no minimum number of shares required to be sold in this offering. Therefore, we intend to have our initial closing as soon as practicable after the effective date of the registration statement of which this prospectus is a part, and we intend to accept subscriptions and admit new stockholders at semi-monthly closings. If the initial closing does not occur, 100% of the paid subscriptions, including any interest earned, will be promptly returned to the subscribers. After holding our initial closing, subscriptions will be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:  Is there any minimum initial investment required?

A:  Yes. To purchase shares in this offering, you must make an initial purchase of at least $2,500. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:  Can I invest through my IRA, SEP or after-tax deferred account?

A:  Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance or rejection to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:  How will the payment of fees and expenses affect my invested capital?

A:  The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also result in the net asset value per share of your common stock initially being less than your purchase price.

Q:  Will the distributions I receive be taxable?

A:  Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our taxable income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to “qualified dividends” from U.S. corporations and certain qualified foreign corporations, such distributions may be eligible for a maximum tax rate of 15% (through 2012). In this regard, it is anticipated that distributions paid by us generally will not be attributable to “qualified dividends” and, therefore, generally will not qualify for the preferential rate applicable to “qualified dividends.” Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” generally will be taxable to a U.S. stockholder as long-term capital gain that is currently taxable at a maximum rate of 15% (through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether the distribution is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Q:  When will I get my detailed tax information?

A:  We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, in any event, no later than 75 days after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:  Will I be notified of how my investment is doing?

A:  Yes, periodic updates on the performance of your investment will be made available to you, including:

•	distribution statements;

•	periodic prospectus supplements during the offering;

•	an annual report;

•	an annual IRS Form 1099-DIV, if required; and

•	three quarterly financial reports.

We will make this information available to you via one or more of the following methods:

•	electronic delivery; or

•	posting on our website located at www.HinesSecurities.com, along with any required notice.

In addition, to the extent required by law or regulation or, in our discretion, we may make certain of this information available to you via U.S. mail or other courier.

Q: Are there any restrictions on the transfer of shares?

A:  No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights, but are entitled to the limited repurchase rights described below relating to our share repurchase program and repurchases upon the death or disability of a stockholder. Additionally, shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. We do not intend to list our securities on any securities exchange during the offering period, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us.

Q:  Who can help answer my questions?

A:  If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Hines Securities, Inc.

2800 Post Oak Boulevard, Suite 4700

Houston, Texas 77056-6118

(888) 446-3773

Attention: Investor Services

www.HinesSecurities.com

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Except for the initial investments described in this prospectus, we have not identified specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate the investments we will acquire with the proceeds from our sale of shares of common stock to you.

Except for the initial investments described in this prospectus, neither we nor our Advisers have identified, made investments in or contracted to make investments in any debt or equity security. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on our Advisers and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We have little operating history.

We were recently formed in Maryland and commenced operations on December 12, 2011 with $10 million of equity capitalization. See “Formation Transaction.” Accordingly, we have only operated our initial investment portfolio for a limited period of time and have not established a track record with respect to our initial investment portfolio.

Current market conditions have impacted debt and equity capital markets in the United States, and we do not expect these conditions to improve in the near future.

While financial conditions may have improved since March 2009, economic activity remains subdued and corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the loan and high yield bond markets. These conditions may negatively impact our ability to obtain financing, particularly from the debt markets. In addition, future financial market uncertainty could lead to further financial market disruptions and could further impact our ability to obtain financing, which could limit our ability to grow our business, fully execute our business strategy and could decrease our earnings, if any. Future financial market uncertainty could lead to further financial market disruptions and could further adversely impact our ability to obtain financing and the value of our investments.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may exert downward pressure on the price of our common stock. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of our distributions to our stockholders is uncertain. Portions of the distributions that we pay may represent a return of capital to you for U.S. federal income tax purposes which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first full calendar month after the month in which we hold our initial closing. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of distributions or year-to-year increases in distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. We may pay all or a substantial portion of our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in debt and equity interests of portfolio companies. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of over-the-counter debt securities we hold, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised the majority of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. While prices have appreciated measurably since the end of 2008, conditions in the large corporate leveraged loan market may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of over-the-counter debt securities we hold, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on our Adviser’s and our Sub-Adviser’s ability to manage and support our investment process. If our Adviser or our Sub-Adviser were to lose any members of their respective senior management teams, our ability to achieve our investment objective could be significantly harmed.

We are externally managed and depend upon the investment expertise, diligence, skill and network of business contacts of our Advisers. We also depend, to a significant extent, on our Advisers’ access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. Our Advisers will evaluate, negotiate, structure, close, monitor and service our investments. Our success depends to a significant extent on the continued service and coordination of our Advisers, including their key professionals. The departure of a significant number of our Adviser’s or Sub-Adviser’s key professionals could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that our Advisers will remain our investment adviser and sub-adviser or that we will continue to have access to their investment professionals or their information and deal flow.

Because our business model depends to a significant extent upon relationships with investment banks, business brokers, loan syndication and trading desks, and commercial banks, the inability of our Advisers to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Advisers will depend on their relationships with investment banks, business brokers, loan syndication and trading desks, commercial banks and other historical sources of deal flow, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Advisers fail to maintain their existing relationships or develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Adviser’s professionals have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We will compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make investments in middle market private U.S. companies. As a result, competition for investment opportunities in private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors may have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under generally accepted accounting principles, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. However, the majority of our investments will not be publicly traded or actively traded on a secondary market and will instead be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Our board of directors may change our operating policies and investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and investment strategies without prior notice and without stockholder approval if it determines that doing so will be in the best interests of stockholders. We cannot predict the effect any changes to our current operating policies, investment criteria and investment strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

If we internalize our management functions, your interest in us could be diluted and we could incur other significant costs and face other significant risks associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire our Advisers’ assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such internalization transaction. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Advisers under the Investment Advisory Agreement and Sub-Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by our Advisers or their affiliates. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to our Advisers, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining such personnel employed by us. Currently, individuals employed by our Adviser, our Sub-Adviser and/or their respective affiliates perform management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Advisers to other types of investments in which our Advisers may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to pay distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, variations in the interest rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition.

Risks Related to our Advisers and their Affiliates

Our Adviser is recently formed and has no operating history.

HMS Adviser was formed on April 13, 2012 and has no operating history and no experience acting as an investment adviser for a BDC. HMS Adviser’s capabilities in managing the investment process and providing competent services to us will depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, HMS Adviser may need to hire, train, supervise and manage new investment professionals. HMS Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our Advisers and their affiliates, including our officers and some of our directors, may have conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Advisers and their affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Advisers to earn increased management fees.

We may be obligated to pay our Advisers incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory and Sub-Advisory Agreements entitle our Advisers to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Advisers incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

We expect that any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Pursuant to the Investment Advisory and Sub-Advisory Agreements our Adviser and Sub-Adviser, respectively, will not be under any obligation to reimburse us for any part of the incentive fee they received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

For federal income tax purposes, we may be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC even though we will not have received any corresponding cash amount. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Any difficulty in satisfying the annual distribution requirement may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income for which we have not received a corresponding cash payment. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC.

The time and resources that individuals employed by the Advisers devote to us may be diverted and we may face additional competition due to the fact that neither our Advisers nor their affiliates are prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Sub-Adviser currently manages other investment entities, including itself, and neither our Adviser nor our Sub-Adviser is prohibited from raising money for and managing future investment entities that make the same types of investments as those we target; provided, however, that during the terms of the Investment Advisory Agreement and Sub-Advisory Agreement, except as otherwise agreed, neither the Adviser nor the Sub-Adviser may serve as an investment adviser to a public, non-traded BDC (except this restriction will not apply to the Adviser and Sub-Adviser working together on another fund sponsored by the Adviser or the Sub-Adviser). As a result, the time and resources that our Advisers devote to us may be diverted, and during times of intense activity in other programs, they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we intend to co-invest with such investment entities to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investing. As a result, we and our Sub-Adviser have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow us additional latitude to co-invest with our Sub-Adviser and/or its affiliates. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which our Sub-Adviser and/or its affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Sub-Adviser and/or its affiliates prior to receipt of such relief.

Our Sub-Adviser may face conflicts of interest in allocating investment opportunities between us and itself and its affiliates.

The investment professionals employed by our Sub-Adviser are also the investment professionals responsible for investing and managing its own securities portfolio. These professionals will be responsible for allocating investment opportunities between us and itself and its affiliates. Even if exemptive relief is obtained allowing the Sub-Adviser and us to co-invest in investment opportunities, the Sub-Adviser does not currently have an obligation to co-invest with us or to allocate particular investment opportunities to us. If the Sub-Adviser allocates lesser quality investment opportunities to us than it retains for itself, our operating results could be adversely affected.

Our fee structure may induce our Advisers to make speculative investments or incur debt.

The incentive fee payable by us to our Advisers may create an incentive for them to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Advisers is determined may encourage them to use leverage to increase the return on our investments. In addition, the fact that our management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our

Advisers to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

There are significant potential conflicts of interest that could impact our investment returns.

We pay management and incentive fees to our Advisers, and reimburse our Advisers for certain expenses they incur. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Our Adviser may seek to change the terms of our Investment Advisory Agreement, which could affect the terms of our Adviser’s compensation.

Our Investment Advisory Agreement will automatically renew for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. Moreover, conflicts of interest may arise if our Adviser seeks to change the terms of our Investment Advisory Agreement, including, for example, the terms for compensation. Any material change to the Investment Advisory Agreement must be submitted to stockholders for approval under the 1940 Act.

The Sub-Advisory Agreement and the Investment Advisory Agreement contain co-termination provisions. Such provisions, if triggered, may leave us without an investment adviser or sub-adviser which could negatively impact our investment strategy and our ability to achieve our investment objective.

Under the terms of the Sub-Advisory and Investment Advisory Agreements, if either of the Investment Advisory Agreement or Sub-Advisory Agreement is terminated or not renewed, then the other agreement will also terminate on the effective date of such termination or non-renewal. In addition, under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, in the event either the Investment Advisory Agreement or the Sub-Advisory Agreement terminates because we terminate or fail to renew either agreement, neither the Adviser, the Sub-Adviser nor any of their affiliates may, except in certain limited circumstances, be re-engaged as Adviser or Sub-Adviser for a period of three years following the date of such termination without the consent of the party not seeking to be re-engaged. Because our success depends to a significant extent on the deal flow and key professionals of our Advisers, the termination of the Sub-Advisory or Investment Advisory Agreement could have a materially adverse effect on our ability to achieve our investment objective.

In selecting and structuring investments appropriate for us, our Advisers will consider the investment and tax objectives of the Company and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our Advisers, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

Risks Related to Business Development Companies

Our failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to utilize leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. Further, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by our Advisers without the prior approval of the SEC. We have applied for an exemptive order to co-invest with our Sub-Adviser, however, there can be no assurance that we will obtain such relief.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses, working capital requirements, including distributions payable, and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to pay distributions to our stockholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by middle market companies.

Senior Secured Loans and Second Lien Loans. When we make senior secured term loans and second lien loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.

Most loans in which we invest will be rated, or would be if they were rated by a rating agency, as “below investment grade” quality or “junk”. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

These investments may involve additional risks that could adversely affect our investment returns. We expect to hold debt and preferred equity instruments in our investment portfolio that contain PIK interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. If the debt principal is not repaid in full, then PIK interest will likewise be partially or wholly uncollectible. If our Adviser has collected a fee on an investment that provides for PIK interest, and such investment fails, our Adviser would not be required to re-pay the fee that it received with respect to that investment. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private companies involves a number of significant risks, including that they:

•

may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our officers and directors and employees of our Advisers may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in first lien, second lien, mezzanine debt, preferred equity and common equity issued by middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution.

After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

Second priority liens on collateral securing our loans may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans of ours may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we receive anything. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We generally will not control our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We will be subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objective and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Economic recessions or downturns such as the one we have recently experienced could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we may invest may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Current adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results. In addition, future financial market uncertainty could lead to further financial market disruptions and could further adversely impact our ability to obtain financing and the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments, which may adversely affect our investment returns and stockholders’ ability to recover their entire investment in us.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments, including controlling investments, in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. We believe that we may be unable to significantly increase our net asset value per share unless we realize gains on our disposition of equity interests, thus creating risk that we will not ultimately recover our organization and offering costs, including our dealer manager fee and commissions on the sale of our shares of common stock. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience or to produce returns and distributions upon liquidation or sale of all our assets that provide investors with a return of all of their original purchase price for our shares of common stock. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest in debt and equity securities of middle market companies, including privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Advisers to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are typically not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

We may concentrate our investments in companies in a particular industry or industries.

In the event we concentrate our investments in companies in a particular industry or industries, any adverse conditions that disproportionately impact that industry or industries may have a magnified adverse effect on our operating results.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

Risks Relating to this Offering and Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value. In the event of a decrease to our net asset value per share, you could pay a premium for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%. See “Plan of Distribution.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. In addition, selling brokers have more than one business development company offering to emphasize to prospective purchasers, a choice that may make success in conducting the offering more difficult. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to explore a potential liquidity event for our stockholders between four and six years following the completion of our offering period, which may include follow-on offerings after completion of this initial offering. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of directors, in the exercise of its duties to us, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in our best interests. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in our best interests, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

You should also be aware that shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. If our shares are eventually listed on a national exchange, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our common stock was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

Because the dealer manager is an affiliate of our Adviser you will not have the benefit of an independent review of the prospectus customarily performed in underwritten offerings.

The dealer manager, Hines Securities, Inc., is an affiliate of Hines and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker-dealer to make an independent review of the terms of this offering. If your broker-dealer does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the dealer manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to publicly traded companies.

The dealer manager in this offering has no experience selling shares on behalf of a BDC and may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective.

The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our dealer manager to establish and maintain a network of licensed securities brokers-dealers and other agents. Hines Securities, Inc., the dealer manager in this offering, has no experience selling shares on behalf of a BDC. There is therefore no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

We intend to offer to repurchase your shares on a quarterly basis, subject to certain restrictions and limitations. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning 12 months after we hold our initial closing, we intend to commence share repurchases, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to sell back your shares to us on a quarterly basis at a price equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date. The share repurchase program will include numerous restrictions that will limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. In addition, our board of directors may suspend or terminate the share repurchase program. We will notify you of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you. In addition, even if we implement a share repurchase program, we will have discretion to suspend or terminate the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors paid an offering price that includes the related sales load and to the extent investors have the ability to sell their shares pursuant to our share repurchase program, then the price at which an investor may sell shares, which will be at the net asset value per share, as determined within 48 hours prior to the Repurchase Date, may be lower than what an investor paid in connection with the purchase of shares in our offering.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Advisers in transactions originated by our Advisers unless we first obtain an exemptive order from the SEC. We have applied for an exemptive order to co-invest with our Sub-Adviser and/or its affiliates, and the SEC has granted exemptive relief for co-investments to BDCs in the past. However, there can be no assurance that we will obtain such relief.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to invest the proceeds of this offering in securities meeting our investment objective and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock with rights and privileges superior to common stockholders without common stockholder approval.

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series without stockholder approval. After your purchase in this offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of our Advisers. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at some time in the future. The Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act, if implemented, would violate Section 18(i) of the 1940 Act. Under the Maryland General Corporation Law, specified “business combinations,” including mergers, consolidations, share exchanges, or, in circumstances specified in the statute, asset transfers or issuances or reclassifications of equity securities, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by two super majority votes of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. See “Description of Our Securities — Business Combinations.”

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three independent directors to be subject to certain corporate governance provisions notwithstanding any contrary provision in the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding any contrary provision in the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing to be subject to any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.

We intend to explore a potential liquidity event for our stockholders between four to six years following the completion of our offering period. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in our best interests. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to our share repurchase program which we have no obligation to maintain.

Federal Income Tax Risks

We will be subject to corporate-level U.S. federal income tax if we are unable to satisfy the various RIC qualification requirements.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•

In order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. Additionally, we will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial economic losses.

If we fail to qualify for, or to maintain, RIC tax treatment for any reason, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes. See “Material U.S. Federal Income Tax Considerations.”

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving a corresponding cash payment.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include the amount of the market discount in our taxable income over the remaining term of the market discount instrument, instead of upon disposition, as failing to make such an election could limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

ESTIMATED USE OF PROCEEDS

Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make debt and equity investments primarily in accordance with our investment objective and using the strategies described in this prospectus. There can be no assurance that we will be able to sell all of the shares we are presently offering. If we sell only a portion of the shares offered hereby, we may be unable to achieve our investment objective.

We expect initially to invest a significant portion of our net proceeds in over-the-counter debt securities. Over-the-counter debt securities generally produce lower yields than customized lower middle market securities. We expect a time lag, which could be up to 60 days, between each closing of the sale of shares and our investment of the net proceeds from such closing.

During our offering period, we intend to use net proceeds of the offering and proceeds from the sale or repayment or other liquidation of existing investments to invest in customized lower middle market securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. By the end of our offering period, we expect to have invested a significant portion of our net proceeds in customized lower middle market securities. We will view our offering period to have ended as of the termination date of our most recent public offering if we have not conducted a public equity offering in any continuous two year period. We cannot assure you we will achieve our targeted investment pace. See “Risk Factors — Risks Relating to this Offering and Our Common Stock — We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.”

Pending such uses, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other short-term securities consistent with our status as a BDC and our election to be taxed as a RIC, which may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. During this time, we may employ a portion of the net proceeds to pay operating expenses, working capital requirements, including distributions payable, and for general corporate purposes. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level or at all. In addition, during this time we will pay management fees to our Advisers as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell the maximum number of shares registered in this offering, which is 150,000,000 shares. We intend to use substantially all of the proceeds from this offering, net of expenses, to make debt and equity investments in accordance with our investment objective. The remainder may be used for operating expenses, working capital requirements, including distributions payable, and for general corporate purposes. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis and that the maximum amount of organization and offering expenses that we are obligated to pay or reimburse to the Adviser pursuant to the Investment Advisory Agreement (1.5% of gross offering proceeds) are actually paid or reimbursed. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments.

Moreover, even if we sell the maximum number of shares in the offering, we may not be required to pay or reimburse the full amount (1.5% of gross offering proceeds) of organization and offering expenses permitted under the Investment Advisory Agreement.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Maximum Offering
	Amount	%
Gross Proceeds	$1,500,000,000	100.0%
Less:
Selling Commission	$105,000,000	7.0%
Dealer Manager Fee	$45,000,000	3.0%
Offering Expenses	$22,500,000	1.5%
Net Proceeds/Amount Available for Investments	$1,327,500,000	88.5%

DISTRIBUTIONS

We intend to declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first full calendar month after the month in which we hold our initial closing. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize us to declare a quarterly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using daily record dates, and your distributions will begin to accrue at a daily distribution rate on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on IRS Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. Stockholders will not recognize tax on a distribution consisting of a return of capital, however, the tax basis of shares must be reduced by the amount of any return of capital distributions. Any return of capital will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on a subsequent disposition of such shares. Our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Expected Operating Plans—Management and Incentive Fee Waiver.”

From time to time, but not less than quarterly, we will review our operating results, taxable income and cash flows to determine whether distributions to our stockholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain in excess of capital loss for the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any distributions and, if we issue senior securities, we will be prohibited from paying distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, the stockholders who have chosen to “opt in” to the distribution reinvestment plan will have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Our charter provides that, distributions in-kind shall not be permitted, except for distributions of readily marketable securities, distributions of cash from a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the charter, or in-kind distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.

FORMATION TRANSACTION

On December 12, 2011, the Hines Investor and an unaffiliated investor acquired in a private placement 1,111,111 units of membership interest (comprising 100% of the membership interests) in HMS Income LLC at a price of $9.00 per unit (based on our $10.00 per share initial offering price less the 10% sales load not incurred) for an aggregate purchase price of $10 million, $7.5 million of which was contributed by the Hines Investor and the remaining $2.5 million of which was contributed by the unaffiliated investor. The assets in the initial portfolio were purchased at the proportional face amount or par value for customized lower middle market securities and at Main Street’s amortized cost for over-the-counter debt securities, which the parties agreed reasonably represented the fair value of the assets at the time of the transaction.

HMS Income LLC and HMS Income Fund, Inc. have agreed that immediately prior to the date of this prospectus and our election to be treated as a business development company, we will complete a merger whereby HMS Income LLC will be merged with and into HMS Income Fund, Inc. and HMS Income Fund, Inc. will be the surviving entity. The agreement and plan of merger provides that, within 48 hours prior to the consummation of the merger, the Company’s board of directors will determine the net asset value of HMS Income LLC. The merger agreement further provides that the units of membership interest in HMS Income LLC will be converted by means of the merger into that number of shares of our common stock determined by dividing the net asset value of HMS Income LLC (as determined by the Company’s board of directors) by $9.00 (based on the $10.00 per share initial offering price of our common stock less the $1.00 combined selling commission and dealer manager fee).

The entity issuing and selling shares of common stock to investors in this offering is HMS Income Fund, Inc.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS

OF OPERATIONS AND THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a Maryland corporation incorporated on November 28, 2011. We are a newly organized specialty finance company formed to make debt and equity investments in middle market companies. Upon commencement of this offering, we will be an externally managed, non-diversified closed-end investment company that intends to elect to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act, and that intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a RIC under the Code.

Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest a majority of the net proceeds from the offering in senior secured and second lien debt securities, issued by middle market companies in private placements and negotiated transactions, which are traded in private over-the-counter markets for institutional investors. In this prospectus, we collectively refer to these securities as over-the-counter debt securities. We define middle market companies as those with annual revenues generally between $10 million and $3 billion that operate in diverse industries.

As we increase our capital base during our offering period, we will continue investing in, and ultimately intend to have a significant portion of our assets invested in, customized direct secured and unsecured loans to and equity securities of lower middle market companies, which we define as those companies with annual revenues generally between $10 million and $150 million. In this prospectus we refer to these securities as customized lower middle market securities. In most cases, companies that issue customized lower middle market securities to us will be privately held at the time we invest in them. While the structure of our investments in customized lower middle market securities is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Advisers to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We intend to structure such warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company upon the occurrence of specified events. In addition, we may obtain demand or “piggyback” registration rights in connection with these equity interests.

We plan to hold many of our investments to maturity or repayment but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest.

Characteristics of and Risks Related to Investments in Private Companies

A core component of our strategy ultimately will be to invest in the debt and equity securities of middle market, predominately privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves may often be illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, less public information generally exists about private companies. Finally, these companies may often not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Advisers to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of and risks involved in investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies that are designed to protect investors.

Operating and Regulatory Structure

Our investment activities will be co-managed by our Adviser and Sub-Adviser and supervised by our board of directors, a majority of whom are independent. Under our Investment Advisory Agreement, we will pay our Adviser a quarterly management fee based on our gross assets as well as incentive fees based on our performance. Under the terms of the Investment Advisory Agreement, our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. Our Adviser has engaged the Sub-Adviser to act as the Sub-Adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to the Adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will receive 50% of all fees payable to our Adviser under the Investment Advisory Agreement. See “Investment Advisory and Administrative Services Agreement.”

At this time, we anticipate that our Advisers will provide the Administrative Services to us as part of the Investment Advisory Agreement and Sub-Advisory Agreement. In the future, however, we may decide to enter into a separate administration agreement with affiliates of the Advisers or with a third party administrator, pursuant to which we will reimburse the administrator for administrative expenses it incurs on our behalf. See “Administrative Services.”

Revenues

In the future, we plan to generate revenue in the form of dividends or interest payable on the debt securities that we hold and capital gains, if any, on convertible debt or other equity interests that we acquire in portfolio companies. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned or as additional yield over the life of the debt investment.

Expenses

In the future, our primary operating expenses will be the payment of administrative expenses and payment of advisory fees under the Investment Advisory Agreement. The investment advisory fees paid to our Adviser (and the fees paid by our Adviser to our Sub-Adviser pursuant to the Sub-Advisory Agreement) will compensate our Advisers for their work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	investment advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	costs of director and shareholder meetings, proxy statements, stockholders’ reports and notices;

•	cost of fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing of shareholder reports and advertising or sales materials, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act, the 1940 Act, and applicable federal and state securities laws;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•	all other expenses incurred by our Advisers, in performing their obligations subject to the limitations included in the Investment Advisory Agreement and Sub-Advisory Agreement; and

•

all other expenses incurred by us or any administrator in connection with administering our business, including payments under any administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by any administrator in performing its obligations under any proposed administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer and their respective staffs.

We have had a limited operating history and, therefore, this statement concerning additional expenses is necessarily an estimate and may not match our actual results of operations in the future.

Management and Incentive Fee Waiver

Subject to a conditional fee waiver agreement, our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. In certain circumstances, we may determine that it is appropriate to reimburse the Advisers for fees waived under the conditional fee waiver agreement, as more fully described in the same. This management and incentive fee waiver arrangement is intended to support the reasonable alignment of our expenses with our income during the initial phase of our operations.

Financial Condition, Liquidity and Capital Resources

On December 12, 2011, the Hines Investor and an unaffiliated investor purchased 1,111,111 units of membership interest in HMS Income LLC for a price of $9.00 per unit (based on our $10.00 per share initial offering price less the 10% sales load not incurred) or an aggregate of $10 million. Simultaneous with that initial capitalization, HMS Income LLC entered into a senior secured single advance term loan credit facility with Main Street in the committed principal amount of $7.5 million, which loan has subsequently been repaid with borrowings from a credit facility the Company entered into on May 24, 2012. See below for further discussion regarding this credit facility. On December 12, 2011, HMS Income LLC fully drew the entire committed principal amount under the Main Street Facility and acquired from Main Street approximately $16.5 million of investments utilizing its initial equity investment and proceeds from the Main Street Facility. In the BDC Formation, we will acquire the initial portfolio through either a merger or interest exchange, in which the holders of membership interests of HMS Income LLC will receive the number of shares of our common stock determined by dividing the net asset value of HMS Income LLC, as determined by the board of directors of HMS Income Fund, Inc. within 48 hours prior to the merger, by $9.00 (based on the $10.00 per share initial offering price of our common stock less the $1.00 combined selling commissions and dealer manager fee). As of the date of this prospectus, we had $         of uninvested cash.

In the future, we will generate cash primarily from the net proceeds of this offering, and from cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payments of our expenses and distributions to holders of our common stock. Subsequent to holding our initial closing, we will offer our shares on a continuous basis at an initial offering price of $10.00; however, to the extent our net asset value per share increases after commencement of the offering, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. In connection with each closing on the sale of shares of our common stock pursuant to this prospectus, our board of directors or a committee thereof is required to make the determination within 48 hours of the time that we price our shares for sale that we are not selling shares of our common stock at a price, after deduction of selling commissions and dealer manager fees, below our then current net asset value per share. Prior to each closing, to the extent required to disclose material information, including changes in the offering price per share, to prospective investors, we will update the information contained in this prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website.

As of May 31, 2012, we had $7 million in borrowings outstanding pursuant to a $15 million senior secured revolving credit facility with Capital One. The outstanding principal amount on this loan bears interest, which is payable monthly, at either the Base Rate plus 1.50% or LIBOR plus 2.75%, subject to our election. The Base Rate is equal to the greater of: a) the Prime Rate or b) Federal Funds Rate plus .50%. The loan matures on May 23, 2015. The loan agreement with Capital One contains affirmative and negative covenants usual and customary for leveraged financings, including covenants to provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay our obligations when they become due, and invest the proceeds of this offering in accordance with the strategies and procedures described in this prospectus. Additionally, the loan agreement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the borrower; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods.

In the future, we may borrow additional funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We have not, however, decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. For more information regarding the risks related to our use of leverage, see “Risk Factors — Risks Relating to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “Risk Factors — Risks Relating to Debt Financing — If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Distribution Policy

We intend to declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first full calendar month after the month in which we hold our initial closing. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize us to declare a quarterly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using daily record dates, and your distributions will begin to accrue at the daily distribution rate on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on IRS Form 1099-DIV (or successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. Stockholders will not recognize tax on a distribution consisting of a return of capital, however, the tax basis of shares must be reduced by the amount of any return of capital distributions. Any return of capital will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on a subsequent disposition of such shares. Our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year,

(2) 98.2% of our capital gain in excess of capital loss for the one-year period ending on October 31 of the calendar year (or, if we so elect, for the calendar year) and (3) any ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, the stockholders who have chosen to “opt in” to the distribution reinvestment plan will have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the same extent as a cash distribution. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional shares of our common stock.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

Our board of directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available will be valued at such market quotations.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment will initially be valued by our Advisers, potentially with assistance from one or more independent valuation firms engaged by our Advisers;

2.	the independent valuation firm, if involved, will conduct independent reviews and make an independent assessment of the value of each investment;

3.	the audit committee of our board of directors will review and discuss the preliminary valuation provided by our Advisers and that of the independent valuation firm, if any; and

4.	the board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our Advisers, the independent valuation firm, if any, and the audit committee.

Investments will be valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification 820, Fair Value Measurements and Disclosures, or ASC 820, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Revenue Recognition

Interest and Dividend Income

We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security’s status significantly improves regarding the debtor’s ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

Fee Income

We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

Payment-in-Kind Interest and Cumulative Dividends

We expect to hold debt and preferred equity instruments in our investment portfolio that contain PIK interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. If the debt principal is not repaid in full, then PIK interest will likewise be partially or wholly uncollectible. If our Adviser has collected a fee on an investment that provides for PIK interest, and such investment fails, our Adviser would not be required to re-pay the fee that it received with respect to that investment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (see, “Material U.S. Federal Income Tax Considerations — Taxation as a RIC”), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

Organizational and Offering Costs

We will reimburse the Advisers for any organizational and offering costs that they pay on our behalf, including reimbursement for any bona fide out-of-pocket, itemized and detailed due diligence expenses not reimbursed from amounts paid or reallowed as a marketing contribution provided that they do not exceed 1.5% of gross proceeds from the offering of our common stock during our offering period. Organizational costs, such as expenses associated with our formation and the formation of our board of directors will be expensed as incurred, and offering costs will be recorded as an offset to additional paid-in capital. Organizational and offering costs in excess of 1.5% of gross proceeds will not be recorded in our financial statements since we are not obligated for their reimbursement.

Taxation

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that we distribute to our stockholders from our taxable earnings and profits. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Contractual Obligations

We will enter into the Investment Advisory Agreement, pursuant to which we will have material future commitments. Payments to our Adviser for investment advisory services under the Investment Advisory Agreement in future periods will be equal to (a) a management fee calculated at an annual rate of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance. Additionally, our Adviser will enter into the Sub-Advisory Agreement with the Sub-Adviser. For more information, see “Investment Advisory and Administrative Services Agreement.”

At this time, we anticipate that our Advisers will provide the Administrative Services to us under the Investment Advisory Agreement and Sub-Advisory Agreement. We will reimburse the Advisers for the actual cost of Administrative Services they provide. We will reimburse the actual expenses incurred by our Advisers or their affiliates, or any third-party administrator in connection with the provision of Administrative Services to us, including the personnel and related employment direct costs and overhead of our Advisers or their affiliates, or any third-party administrator for provision of Administrative Services (as opposed to investment advisory services). We will not reimburse for personnel costs in connection with services for which our Advisers or their affiliates, or any third-party administrator receives a separate fee. See “Administrative Services.”

If either of the Investment Advisory Agreement or the Sub-Advisory Agreement is terminated, our costs may increase under any new agreement that we, or the Sub-Adviser, enter into as a replacement. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the Investment Advisory Agreement, the Sub-Advisory Agreement, or any administration agreement we may enter into in the future. Any new investment advisory or sub-advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Pronouncements

We intend to adopt all authoritative accounting standards relevant to the Company’s financial statements, except for recently issued pronouncements that are not required to be adopted until dates subsequent to March 31, 2012.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate debt investments or floating rate debt investments, to the extent of the contractual floor rate.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee preferred return, as defined in the Investment Advisory Agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to the Adviser with respect to our increasing pre-incentive fee net investment income.

In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

WHAT YOU SHOULD EXPECT WHEN INVESTING IN A BDC

Overview

A BDC is a category of investment company, regulated under the 1940 Act, created by legislation in 1980 designed to promote investment in small businesses. Congress authorized investment companies to elect BDC status in order to facilitate the flow of capital to private companies and smaller public companies that do not have access to public capital markets or other conventional forms of financing. The 1940 Act provides a body of regulation for investment companies whose shares are offered to the public. BDCs are subject to regulatory requirements under the 1940 Act that are designed to facilitate their investment in the types of companies whose need to raise capital was the impetus behind Congress’ action in adding the BDC as a category of investment company.

Most BDCs are operated so as to qualify as a RIC for U.S. federal income tax purposes because a RIC generally is not subject to corporate-level U.S. federal income tax on any of its income and gain that it distributes to its stockholders so long as it distributes at least 90% of its “investment company taxable income” to its stockholders in a timely manner and satisfies the other RIC qualification requirements.

We believe that the BDC industry should continue to experience growth principally because BDCs provide the following benefits to individual investors:

•

Access to investments that have historically been accessible outside the BDC model only by high-net-worth and institutional investors, such as pension funds and endowments, primarily due to high minimum investment requirements and necessary specialized investment expertise;

•	Investments managed by professionals with specialized expertise and experience necessary to fully understand and evaluate investment opportunities and manage investment holdings;

•	Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets without requiring a large investment; and

•	Investor protection under the 1940 Act, a substantive regulatory and disclosure regime designed to, among other things, limit opportunities for overreaching by affiliates.

Transaction Types

The companies in which BDCs typically invest require capital for a number of different purposes, including management buyouts, leveraged buyouts, recapitalizations and growth and acquisition financing.

•

Management Buyouts. Management buyouts often occur when business owners, often for estate planning reasons, seek to transition out of an investment, while existing management believes that the potential for significant value creation remains in the company. In such transactions, company management will often seek a financial sponsor to aid in the purchase of its company through a combination of equity and debt.

•

Leveraged Buyouts. Leveraged buyouts occur when financial investors such as private equity firms purchase companies with balance sheets and cash flows that can sustain additional leverage, which amplifies the potential for an equity holder’s gain. This leverage can include several layers, including senior secured, second lien and mezzanine debt.

•

Recapitalizations. Recapitalizations occur when firms can benefit by changing their capital structures to enhance equity returns and/or allow existing investors to realize value through a significant, one-time distribution. In some instances, firms may be able to support additional debt due to growth in profitability and in other cases may seek external investment to partially or fully replace existing investors. Recapitalizations are also a key means of exit for institutional investors which are required to return capital at the end of their funds’ lives.

•

Growth and Acquisition Financings. Growth and acquisition financings occur when private firms need capital to fund growth opportunities. Private firms represent a significant portion of the growth segment of the U.S. economy and these firms often do not have adequate internally generated cash flow to fund growth organically or through acquisitions. These firms usually seek capital from external sources, including banks, private equity firms and venture capital firms.

Investment Types

Investments by BDCs may take a number of different forms, depending on the portfolio company’s needs and capital structure. Typically investors determine the appropriate type of investment based upon their risk and return requirements. Senior debt is situated at the top of the capital structure, and typically has the first claim on some or all of the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We intend to focus primarily on investments in debt securities, including senior secured loans, second lien loans and mezzanine loans, as well as equity investments. Pursuant to the North American Securities Administrators Association, or NASAA, Omnibus Guidelines, we may not acquire interests in any portfolio companies or other assets in exchange for our common stock or any other ownership interest in the Company.

INVESTMENT OBJECTIVE AND STRATEGIES

Our Company

We are a newly organized specialty finance company incorporated in Maryland on November 28, 2011. Upon the commencement of this offering, we will be an externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. We are managed by HMS Adviser, a recently formed private investment firm that is registered as an investment adviser under the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. Our Adviser is controlled by Hines. Our Adviser has engaged a wholly owned subsidiary of Main Street, a New York Stock Exchange-listed BDC and a registered investment adviser under the Advisers Act, to act as our Sub-Adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to our Adviser.

Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest a majority of the net proceeds from the offering in senior secured and second lien debt securities, issued by middle market companies in private placements and negotiated transactions, which are traded in private over-the-counter markets for institutional investors. In this prospectus, we collectively refer to these securities as over-the-counter debt securities. We define middle market companies as those with annual revenues generally between $10 million and $3 billion that operate in diverse industries.

As we increase our capital base during our offering period, we will continue investing in, and ultimately intend to have a significant portion of our assets invested in, customized direct secured and unsecured loans to and equity securities of lower middle market companies. In this prospectus we refer to these securities as customized lower middle market securities. In most cases, companies that issue customized lower middle market securities to us will be privately held at the time we invest in them. While the structure of our investments in customized lower middle market securities is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Advisers to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We intend to structure such warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company upon the occurrence of specified events. In addition, we may obtain demand or “piggyback” registration rights in connection with these equity interests.

We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with our Advisers or their affiliates in certain transactions originated by our

Advisers or their affiliates unless we obtain an exemptive order from the SEC. We have applied for such an exemptive order, although, there can be no assurance that we will obtain such relief.

If granted, the exemptive relief would allow us, and/or any future entity that is managed, advised or controlled by us or the Adviser on one hand, and Main Street and/or any future entity that is managed, advised or controlled by Main Street on the other hand, to co-invest in the same investment opportunities where such investment would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. If the application for exemptive relief is granted, each co-investment transaction would be allocated between us and the Main Street entities based upon an agreed upon allocation. This relative allocation would be approved at the onset of each quarter or, as necessary or appropriate, between quarters by a required majority of the independent directors eligible of both the Company and Main Street to vote under Section 57(o) of the 1940 Act. The allocations could be adjusted by the approval of a required majority of the independent directors of both the Company and Main Street for any reason, including, among other things, in the case of a specific investment, if our or Main Street’s participation at a certain level could cause either one of us to fail to meet the diversification or other requirements necessary for either one of us to qualify as a RIC under the Code. Unless adjusted in the manner described above, once agreed upon, the relative allocation plan would apply prospectively for the following quarter. Additional information regarding the operation of the co-investment program is set forth in the application for exemptive relief, which has been filed with the SEC.

Prior to obtaining exemptive relief, we intend to co-invest alongside our Sub-Adviser and/or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objective.

To enhance our opportunity for gain, we intend to employ leverage as market conditions permit and at the discretion of our Adviser, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

Our Investment Process

Pursuant to the Investment Advisory Agreement, HMS Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. Our Adviser has engaged the Sub-Adviser pursuant to the Sub-Advisory Agreement, to act as our Sub-Adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to our Adviser. Collectively, we believe that the network of relationships between the Sub-Adviser’s investment team and the middle market, including lower middle market, investment community, and HMS Adviser’s senior management team and the business communities in which their affiliated REITs operate, will be key channels through which we will access significant investment opportunities.

We expect a substantial majority of our investment opportunities to be identified and originated by the Sub-Adviser. Each investment opportunity will first be evaluated by the Sub-Adviser for suitability for our portfolio, and the Sub-Adviser will perform or cause to be performed due diligence procedures, and provide to our Adviser due diligence information with respect to the investment. The Sub-Adviser will recommend investments to our Adviser, whose investment committee will independently evaluate the investment considering, among other things, the analysis, due diligence information and recommendation provided by the Sub-Adviser. In addition, the Sub-Adviser will monitor our investment portfolio on an ongoing basis and make recommendations regarding ongoing portfolio management. The Adviser will make all investment decisions for us except those decisions reserved for our Board.

As noted elsewhere in prospectus, we and Main Street have filed an order for exemptive relief allowing us to co-invest with Main Street pursuant to a specific co-investment program. Under the proposed co-investment program, each potential co-investment transaction would be allocated between the Company and Main Street based upon an agreed upon allocation approved each quarter or, as necessary or appropriate, between quarters by a required majority of the independent directors of both the Company and Main Street eligible to vote under Section 57(o) of the 1940 Act. The allocation could be adjusted by the approval of a required majority of the independent directors of both the Company and Main Street for any reason, including, among other things, in the case of a specific investment, if either the Company’s or Main Street’s participation at a certain level could cause the such company to fail to meet the diversification or other requirements necessary for it to qualify as a RIC under the Code.

Unless adjusted in the manner described above, once agreed upon, the relative allocation plan would apply prospectively for the following quarter. In determining the relative allocation plan, the eligible independent directors of the Company and Main Street would consider such factors as the Company’s and Main Street’s respective investment objective and strategies, all applicable investment restrictions and policies adopted by the board of directors of the Company and Main Street, our Sub-Adviser’s recommendation to the Company with respect to the allocation of the Company’s investment portfolio among various types of securities, the amount of capital each of the Company and Main Street has to invest, the composition of the Company’s and Main Street’s existing investment portfolios (including the diversification thereof), market conditions, regulatory, tax or legal considerations and other pertinent factors deemed relevant by the board of directors of the Company and Main Street. To the extent, for any reason, the required majority of each of the Company and Main Street could not agree as to the relative allocation plan at any time, no co-investment transactions between the Company and Main Street would be completed until such agreement was made. Under this co-investment program, neither the Company nor Main Street would deviate from its co-investment policies except as might be required by applicable law, which any such requirement we are not aware of at this time. No independent director of the Company or Main Street would have a direct or indirect financial interest in any co-investment transaction or any portfolio company other than through such independent director’s interest (if any) in equity securities of either the Company or Main Street.

If the order for exemptive relief is granted, our Sub-Adviser would recommend all co-investments for the Company to our Adviser and, upon approval by our Adviser, our Adviser would execute the co-investment transaction on behalf of the Company in accordance with the relative allocation plan described above, or such other amount as determined by a required majority of the independent directors of both the Company and Main Street. If our Adviser were to reject a co-investment transaction recommended by the Sub-Adviser, or if a deviation from the agreed upon relative allocation plan did not receive the approval of a required majority of the independent directors of both the Company and Main Street, the Company would not participate in such co-investment transaction, but Main Street could consummate the proposed co-investment transaction to the fullest extent (including any proposed allocation to the Company). Further, if upon receiving a recommendation from our Sub-Adviser, our Adviser determined that the amount of such co-investment transaction allocated to the Company pursuant to the current relative allocation plan was not appropriate for such particular investment, our Adviser would be able to request that a deviation from the relative allocation plan be used, and such deviation would then be required to be approved by a required majority of the independent directors of each of the Company and Main Street.

Additionally, the directors of the Company and Main Street would review information on all investment activity on a quarterly basis to ensure that the relative allocation plan is being adhered to, and to give them the opportunity to re-evaluate the co-investment program and, to the extent they deem necessary or appropriate, to change the relative allocation plan.

About Our Adviser

Our Adviser, HMS Adviser, is a Texas limited partnership formed on April 13, 2012 that is registered as an investment adviser under the Advisers Act. Our Adviser has no operating history and no experience managing a business development company. Our Adviser is wholly-owned by Hines. Hines is majority owned by Gerald D. Hines and Jeffrey C. Hines.

Hines has sponsored two publicly offered and non-traded REITs: Hines REIT and Hines Global REIT, which collectively have investments in aggregate gross real estate assets of approximately $9.0 billion. Messrs. Hazen and Sims, our Chief Executive Officer and Chief Financial officer, respectively, joined Hines in 1989 and 2003, respectively, and have substantial experience in acquisitions and dispositions, public company management and administration and finance and have served as executive officers and directors of companies in the REIT and real estate development industries. For more information on these principals, see “Management.”

About Our Sub-Adviser

The Sub-Adviser is a wholly owned subsidiary of Main Street, a New York Stock Exchange-listed BDC primarily focused on providing customized debt and equity financing to lower middle market companies and debt capital to middle market companies. Main Street invests primarily in secured debt instruments, equity investments, warrants and other securities of lower middle market companies based in the United States and in secured debt instruments of middle market companies generally headquartered in the United States. Main Street’s principal investment objective is to maximize its portfolio’s total return by generating current income from debt investments and capital appreciation from equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

At March 31, 2012, Main Street had debt and equity investments with an aggregate fair value of $639.1 million in 115 portfolio companies, including investments in over-the-counter debt securities with an aggregate fair value of approximately $251.0 million in 62 separate issuers.

About Our Sponsor

Hines is our Sponsor. Hines is a fully integrated real estate investment and management firm which, with its predecessor, has been investing in real estate assets and providing acquisition, development, financing, property management, leasing and disposition services for over 50 years. The predecessor to Hines was founded by Gerald D. Hines in 1957 and Hines is currently owned by Gerald D. Hines and his son Jeffrey C. Hines. Hines’ investment partners have primarily consisted of large domestic and foreign institutional investors and high net worth individuals. Hines has worked with notable architects such as Philip Johnson; Cesar Pelli; I. M. Pei; Skidmore, Owings and Merrill and Frank Gehry, in the history of its operations.

Hines is headquartered in Houston and currently has regional offices located in New York, Chicago, Atlanta, Houston, San Francisco, London, Mexico City, São Paulo, and Beijing. Each regional office operates as an independent business unit headed by an executive vice president who manages the day-to-day business of such region and participates in its financial results. All ten of these executive vice presidents have individual tenures of between 24 and 38 years, with an average tenure within the organization of 31 years. They serve on the Hines Executive Committee, which directs the strategy and management of Hines.

Hines’ central resources are located in Houston and these resources support the acquisition, development, financing, property management, leasing and disposition activities of all of the Hines regional offices. Hines’ central resources include employees with experience in capital markets and finance, accounting and audit, marketing, human resources, risk management, property management, leasing, asset management, project design and construction, operations and engineering. These resource groups are an important control point for maintaining performance standards and operating consistency for the entire firm.

From inception through December 31, 2011, Hines, its predecessor and their respective affiliates have acquired or developed 950 real estate projects representing more than 302 million square feet. These projects consisted of a variety of asset types including: office properties (69.4%), industrial properties (13.3%), retail and residential properties (10.6%), hospitality (2.5%) and a variety of other properties. In connection with these projects, Hines has employed many real estate investment strategies, including acquisitions, development, redevelopment and repositioning in the U.S. and internationally.

As of December 31, 2011, the portfolio of Hines and its affiliates consisted of over 210 projects valued at approximately $22.9 billion. This portfolio is owned by Hines, its affiliates and numerous third-party investors, including pension plans, domestic and foreign institutional investors, high net worth individuals and retail investors. Included in this portfolio are 214 properties managed by Hines, representing approximately 68.5 million square feet. In addition to managing properties in its own portfolio, Hines manages a portfolio of approximately 148 properties with about 66.8 million square feet owned by third parties in which Hines has no ownership interest. The total square feet Hines manages is approximately 135.3 million square feet located throughout the U.S. and internationally.

As required by the NASAA Omnibus Guidelines, our Sponsor has an aggregate net worth in excess of $15.8 million. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations.

The following chart shows the ownership structure and various entities affiliated with us, our Advisers and our Sponsor:

Market Opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

•

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there remains a large pool of uninvested private equity capital available to middle market companies. We expect that private equity firms will be active investors in middle market companies and that these private equity firms will seek to supplement their investments with senior secured and junior loans and equity co-investments from other sources, such as us.

•

The credit crisis and consolidation among commercial banks has reduced the focus on middle market business. The commercial banks in the U.S., which have traditionally been the primary source of capital to middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments, increased capital requirements and stricter regulatory scrutiny, which have led to a significant tightening of credit standards and substantially reduced loan volume to the middle market. Many financial institutions that have historically loaned to middle market companies have failed or been acquired, and we believe that larger financial institutions are now more focused on syndicated lending to larger corporations and are allocating capital to business lines that generate fee income and involve less balance sheet risk. We believe this market dynamic will provide us with numerous opportunities to originate new debt and equity investments primarily in middle market companies. While we believe the credit crisis and the resultant market dynamic have created an opportunity for us, we also note that the credit crisis and current tenuous economic environment also present certain risks to our success. Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

•

There is currently a limited market for CDOs or CLOs, which are securities backed by pools of loans. Prior to the credit crisis, these asset-backed vehicles were used by many funds and BDCs to provide inexpensive capital to fund additional investments. We also believe that some specialty finance companies that heavily utilized this funding vehicle may be forced to liquidate assets to meet obligations under these vehicles and may have limited access to equity capital due to their shrinking balance sheets, potentially providing us with opportunities to purchase loans at attractive values and reducing competition for future middle market investments.

•

There exists currently a favorable pricing environment in the secondary loan market. Lower valuation levels, combined with reduced liquidity in the secondary loan market, have created opportunities to acquire relatively high yielding middle market senior and subordinated loans, both secured and unsecured, at potentially attractive prices.

•

There are attractive opportunities in senior secured and second lien secured loans. Since the beginning of 2009, global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have improved markedly. While financial conditions have improved, economic activity continues to be somewhat subdued as unemployment rates remain high. Corporate interest rate risk premiums, otherwise known as credit spreads, have declined significantly, but remain above historical averages. Given current market conditions, it is our view that, at this time, there are and will continue to be significant investment opportunities in senior secured and second lien secured loans and debt investments of small and middle market companies.

The chart below illustrates the sharp decline and subsequent recovery in the average prices of senior secured loans, including first and second lien loans, tracked by the S&P/LSTA Leveraged Loan Index.

Source: S&P Leveraged Commentary & Data

Copyright © 2012, Standard & Poor’s Financial Services LLC (and its affiliates, as applicable). Reproduction in any form is prohibited except with the prior written permission of Standard & Poor’s Financial Services LLC, or S&P. Neither S&P, its affiliates nor their third-party information providers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their third-party information providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P content.

We feel that opportunities in senior secured and second lien secured loans are significant not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before unsecured bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default if necessary, and generally carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities. Although, in many cases, the loan documents governing these securities provide for an interest rate floor.

Further, as a result of the dislocation in the credit markets and the reduction in competition for loans, lenders have recalibrated their concepts of risk and are now in a position to demand improved pricing, reduced issuer leverage and more stringent covenant structures before committing to new debt issues. As an example, the chart below depicts the reduced leverage permitted of issuers in the current marketplace. In contrast to the recent peak of the credit cycle, which was characterized by loose lending practices, we believe that the current environment for newly-issued loans presents an opportunity for investors to receive stronger risk-adjusted returns.

Source: S&P Leveraged Commentary & Data

Copyright © 2012, Standard & Poor’s Financial Services LLC (and its affiliates, as applicable). Reproduction in any form is prohibited except with the prior written permission of Standard & Poor’s Financial Services LLC, or S&P. Neither S&P, its affiliates nor their third-party information providers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their third-party information providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P content.

Business Strategy

Our primary investment objective is to generate current income through debt and equity investments. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest largely in over-the-counter debt securities and customized debt and equity investments in lower middle market companies. We have adopted the following business strategy to achieve our investment objective:

•

Utilize the experience and expertise of the principals of our Sub-Adviser and Adviser. Our Sub-Adviser employs all of Main Street’s investment professionals and is subject to Main Street’s supervision and control. Main Street is a BDC whose shares are listed on the New York Stock Exchange. Main Street’s primary investment focus is providing customized debt and equity financing to lower middle market companies and debt capital to middle market companies that operate in diverse industry sectors. At March 31, 2012, Main Street had debt and equity investments with an aggregate fair value of $639.1 million in 115 portfolio companies, including investments in over-the-counter debt securities with an aggregate fair value of approximately $251.0 million in 62 separate issuers. Our Adviser’s senior management team, through affiliates of Hines, has participated in the management of two publicly offered and non-traded REITS and has extensive experience in evaluating and underwriting the credit of tenants, many of which are lower middle market companies, of its commercial real estate properties. The principals of our Adviser, namely Messrs. Hazen and Sims, have access to a broad network of relationships with financial sponsors, commercial and investment banks, lower middle market companies and leaders within a number of industries that we believe will produce significant investment opportunities.

•

Focus on middle market companies with stable cash flow. We believe that there are relatively few finance companies focused on transactions involving middle market companies, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity participation than typical of transactions involving larger companies. We generally will invest in established companies with positive cash flow. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. These middle market companies represent a significant portion of the U.S. economy and often require substantial capital investment to grow their businesses.

•

Employ disciplined underwriting policies and rigorous portfolio management. We expect to employ an extensive underwriting process that includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we will perform substantial due diligence on potential investments and seek to invest with management teams and/or private equity sponsors who have proven capabilities in building value. We will offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our Advisers will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•

Focus on long-term credit performance and principal protection. We will structure our customized loan investments on a conservative basis with high cash yields, first and/or second lien security interests where possible, cash origination fees, and lower relative leverage levels. We will seek strong deal protections for our customized debt investments, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections will reduce our risk of capital loss.

•

Diversification. We will seek to diversify our portfolio broadly among companies in a multitude of different industries and end markets, thereby reducing the concentration of credit risk in any one company or sector of the economy. We can not guarantee that we will be successful in this effort.

Deal Origination

Over the years, we believe the principals of Main Street, that controls our Sub-Adviser, and the affiliates of Hines have developed and maintained a strong reputation as principal investors and an extensive network of relationships. Main Street sources investments of the type we expect to make on a day-to-day basis as part of operating a New York Stock Exchange-listed BDC. Main Street has business development professionals dedicated to sourcing investments through relationships with numerous loan syndication and trading desks, investment banks, business brokers, merger and acquisition advisors, finance companies, commercial banks, law firms and accountants. Moreover, through its over 50 years of experience in leasing commercial real estate on a global basis, Hines has developed relationships with a large number of middle market companies that are a potential source of middle market investment opportunities. We expect our Adviser to have continuous access to Main Street’s professional team due to their relationship with our Sub-Adviser.

We believe that our industry relationships are a significant source for new investment opportunities. We generally source our investments in ways other than going to auctions, which include capitalizing on long-standing relationships with companies and financial sponsors to participate in proprietary investment opportunities.

From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We may pay referral fees to those who refer transactions to us that we consummate.

Investment Selection

Our investment philosophy and portfolio construction will involve:

•	An assessment of the overall macroeconomic environment and financial markets;

•	Company-specific research and analysis; and

•	An emphasis on capital preservation, low volatility and minimization of downside risk.

The foundation of our investment philosophy is intensive credit investment analysis based on fundamental value-oriented research and diversification. We will follow a rigorous selection process based on:

•	A comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer’s business;

•	An evaluation of the management team;

•	An analysis of business strategy and long-term industry trends; and

•	An in-depth examination of capital structure, financial results and financial projections.

We will seek to identify those issuers exhibiting superior fundamental risk-return profiles with a particular focus on investments with the following characteristics:

•

Established companies with a history of positive and stable operating cash flows. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Ability to exert meaningful influence. We target investment opportunities in which we will be the lead investor where we can add value through active participation.

•

Experienced management team. We generally will require that our portfolio companies have an experienced management team. We also seek to invest in companies that have a strong equity incentive program in place that properly aligns the interests of management with a Company’s investors.

•	Strong franchises and sustainable competitive advantages. We seek to invest in companies with proven products and/or services and strong regional or national operations.

•	Industries with positive long-term dynamics. We seek to invest in companies in industries with positive long-term dynamics.

Except as restricted by the 1940 Act or the Code, we deem all of our investment policies to be non-fundamental, which means that they may be changed by our board of directors without shareholder approval.

Intensive Credit Analysis / Due Diligence

The process through which we will make an investment decision with respect to a customized financing transaction involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

•	Meeting with senior management to understand the business more fully and evaluate the ability of the senior management team;

•	Checking management backgrounds and references;

•	Performing a detailed review of financial performance and earnings;

•	Visiting headquarters and other company locations and meeting with management;

•	Contacting customers and vendors to assess both business prospects and industry wide practices;

•	Conducting a competitive analysis, and comparing the issuer to its main competitors;

•	Researching industry and financial publications to understand industry wide growth trends;

•	Assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

•	Investigating legal risks and financial and accounting systems.

For the majority of over-the-counter debt securities available on the secondary market, a comprehensive credit analysis will be conducted and continuously maintained, the results of which are available for the transaction team to review. Our due diligence process with respect to over-the-counter debt securities is necessarily less intensive than that followed for customized financings. The issuers in these private debt placements tend to be rated and have placement agents who accumulate a certain level of due diligence information prior to placing the securities. Moreover, these private placements generally have much shorter timetables for making investment decisions.

Investments

We anticipate that during our offering period we will invest predominately in senior secured and second lien debt securities issued by middle market companies and other larger companies in private placements and negotiated transactions that are traded in private over-the-counter markets for institutional investors, which we refer to as over-the-counter debt securities. We define middle market companies generally as those with annual revenues between $10 million and $3 billion. As we increase our capital base during our offering period, we will continue investing in, and ultimately intend to have a significant portion of our assets invested in, customized direct loans to and equity securities of lower middle market companies. In most cases, companies that issue customized lower middle market securities to us will be privately held at the time we invest in them.

While the structure of our investments is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yields. We will make other investments as allowed by the 1940 Act and consistent with our continued qualification as a RIC. For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to Our Business and Structure.”

We will strive to structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. Our debt investment will often be collateralized by a first or second lien on the assets of the portfolio company. We will tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of our return will be cash interest that we will collect on our debt investments.

We expect that the debt we invest in will generally have stated terms of three to seven years. However, we are in no way limited with regard to the maturity or duration of any debt investment we may make. We anticipate that substantially all of the debt investments held in our portfolio will have either a sub-investment grade rating by a rating agency such as Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency.

Portfolio Monitoring

Our Advisers will employ several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.

As a business development company, we are required to offer and provide managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Advisers or any third-party administrator will make available such managerial assistance, on our behalf, to our portfolio companies, whether or not they request this assistance. Our Advisers’ business experience makes them qualified to provide such managerial assistance. We may receive fees for these services and will reimburse our Advisers, or any third-party administrator, for their allocated costs in providing such assistance, subject to review and approval by our board of directors.

Competition

Our primary competition in providing financing for acquisitions, buyouts and recapitalizations of middle market companies will include public and private buyout and other private equity funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds as well as access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of our investment professionals, to which we will have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that our relationships will enable us to discover, and compete effectively for, financing opportunities with attractive middle market, including lower middle market, companies in the industries in which we seek to invest.

Properties

Our executive offices are located at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Neither we nor our Advisers are currently subject to any material legal proceedings.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we anticipate that valuations will be prepared using relevant inputs, including but not limited to indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts.

In September 2006, FASB issued ASC 820, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we expect to undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process will begin with each portfolio company or investment being initially valued by our Sub-Adviser, potentially taking into account information received from an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with our audit committee;

•

our audit committee will review the preliminary valuation and our Adviser’s and Sub-Adviser’s management team, together with our independent valuation firm, if applicable, will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•

our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our Advisers, the audit committee and any third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

We may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. We may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors we deem relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Determinations in Connection With Offerings

After holding our initial closing, we will then sell our shares on a continuous basis at an initial offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. To the extent that the net asset value per share increases subsequent to the last closing, the price per share may increase. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each closing date of shares of our common stock offered pursuant to this prospectus, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below our then current net asset value per share. The board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

assessment by our Advisers of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below the then current net asset value at the time at which the closing and sale is made. We expect to periodically adjust the offering price per share in this offering to insure that we do not sell shares of our common stock at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. From time to time our offering price per share, after deduction of selling commissions and dealer manager fees, could exceed our net asset value per share.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement of which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value within two days prior to any such sale to ensure that such sale will not be at a price per share, after deducting selling commissions and dealer manager fees, that is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

PORTFOLIO COMPANIES

The following table sets forth certain information as of May 31, 2012, for each portfolio company in which we had a debt investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and any board observation or participation rights we may receive.

Name and Address of Portfolio Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)	Cost of Investment(2)(3)	Fair Value of Investment	Maturity Date

Academy, Ltd. 1800 North Mason Rd. Katy, TX 77449	Sporting Goods Retailer	LIBOR Plus 4.50%, current coupon 6.0% Senior Secured Debt	–	$1,987,305	$2,002,471	August 3, 2018

Ameritech College Operations, LLC 12257 S. Business Park Drive Suite 108 Draper, UT 84020	Education Services	18% Senior Secured Debt	–	$750,000	$750,000	March 9, 2017

California Healthcare Medical Billing, Inc. 700 La Terraza Blvd. Suite 200 Escondido, CA 92025	Healthcare Services	12% Senior Secured Debt	–	$750,000	$750,000	October 17, 2015

Ipreo Holdings LLC 1359 Broadway 2nd Floor New York, NY 10018	Software Solutions	LIBOR Plus 6.5%, current coupon 8.0% Senior Secured Debt	–	$732,049	$742,519	August 5, 2017

IRTH Holdings, LLC 5009 Horizons Drive Columbus, OH 43220	Utility Technology Services	12% Senior Secured Debt	–	$750,000	$750,000	December 29, 2015

Metropolitan Health Networks, Inc. 777 Yamato Rd. Suite 510 Boca Raton, FL 33431	Primary Care Network	LIBOR Plus 11.75%, current coupon 13.5% Subordinated Debt	–	$735,264	$731,250	October 4, 2017

MultiPlan, Inc. 115 Fifth Avenue New York, NY 10003	Healthcare Preferred Provider Organization	LIBOR Plus 3.25%, current coupon 4.75% Senior Secured Debt	–	$735,895	$706,735	August 26, 2017

NAPCO Precast, LLC 6949 Low Bid Lane San Antonio, TX 78250	Precast Concrete Manufacturing	18% Senior Secured Debt	–	$750,000	$750,000	February 1, 2013

National Healing Corporation 4850 T-Rex Avenue Suite 300 Boca Raton, FL 33431	Wound Care Services	LIBOR Plus 6.75%, current coupon 8.25% Senior Secured Debt	–	$710,625	$744,384	November 30, 2017

NRI Clinical Research, LLC 2049 Century Park East Suite 350 Los Angeles, CA 90067	Clinical Research	14% Senior Secured Debt	–	$717,977	$717,977	September 8, 2016

Name and Address of Portfolio Company	Nature of Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)	Cost of Investment(2)(3)	Fair Value of Investment	Maturity Date

Pacific Architects and Engineers Incorporated 1525 Wilson Blvd. Suite 900 Arlington, VA 22209	Architecture and Engineering Services	LIBOR Plus 6%, current coupon 7.5% Senior Secured Debt	–	$691,147	$699,713	April 4, 2017

Phillips Plastics Corporation 1201 Hanley Road Hudson, WI 54016	Custom Plastic and Metal Services	LIBOR Plus 5%, current coupon 6.5% Senior Secured Debt	–	$739,087	$742,519	February 12, 2017

Principle Environmental, LLC 201 W. Ranch Court Weatherford, TX 76088	Noise Abatement Products/Services	12% Senior Secured Debt	–	$750,000	$750,000	February 1, 2016

Ulterra Drilling Technologies, L.P. 420 Throckmorton Street Suite 1110 Fort Worth, TX 76102	Oilfield Services	LIBOR Plus 7.5%, current coupon 9.5% Senior Secured Debt	–	$717,167	$738,323	June 9, 2016

UniTek Global Services, Inc. 1777 Sentry Parkway W. Gwynedd Hall, Suite 302 Blue Bell, PA 19422	Telecommunications	LIBOR Plus 7.5%, current coupon 9% Senior Secured Debt	–	$3,384,571	$3,430,176	April 15, 2018

VFH Parent LLC 645 Madison Avenue 16th Floor New York, NY 10022	Electronic Trading and Market Making	LIBOR Plus 6.0%, current coupon 7.5% Senior Secured Debt	–	$683,900	$701,082	July 8, 2016

Visant Corporation 357 Main Street Armonk, NY 10504	School Affinity Products	LIBOR Plus 4.0%, current coupon 5.25% Senior Secured Debt	–	$711,748	$744,384	December 22, 2016

Total				$16,296,735	$16,399,680

(1)	All of the investments in the initial portfolio are debt investments, therefore, we do not hold an equity interest in any of the portfolio companies listed.
(2)

The assets in the initial portfolio were purchased at the proportional face amount or par value for customized lower middle market securities and at Main Street’s amortized cost for over-the-counter debt securities, which the parties agreed reasonably represented the fair value of the assets at the time of the transaction.

(3)	The cost of investment is net of principal payments received through May 31, 2012 in the aggregate amount of $232,444.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets:

Academy, Ltd.: Academy, Ltd., doing business as Academy Sports, operates a chain of sporting goods retail stores in the southeastern U.S. The company’s stores offer equipment, apparel, and footwear for sports and outdoor enthusiasts. Its products include apparel, footwear, and accessories for men, women, boys, and girls; and hunting, fishing, fitness, recreation, camping, boating/marine, and golf equipment, as well as gift cards. The company also provides accessories, beds, carriers, food, kennels, toys, and training products for pets.

UniTek Global Services, Inc.: UniTek Global Services, Inc. is a premier provider of permanently outsourced infrastructure services to the wireless and wireline telecommunications, public safety, broadband cable and satellite television industries in the U.S. and Canada. Its services include network engineering and design, construction and project management, comprehensive installation and fulfillment, and wireless telecommunication infrastructure services.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors currently has a pricing committee, an audit committee, a nominating and corporate governance committee and a conflicts committee, and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called for the purpose of removing a director shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors.

Board of Directors and Officers

Our board of directors consists of five members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or officers under section 402 of the Sarbanes-Oxley Act of 2002.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors.

Name	Age	Director Since	Expiration of Current Term
Interested Directors
Charles N. Hazen	51	2011	2013
Vincent D. Foster(1)	55	2011	2013
Independent Directors
Peter Shaper	45	2012	2013
Phil D. Wedemeyer	62	2012	2013
John O. Niemann, Jr.	55	2012	2013

(1)	Pursuant to the terms of the Sub-Advisory Agreement, and for so long as the Sub-Adviser acts as our Sub-Adviser, whether pursuant to the Sub-Advisory Agreement or otherwise, Vincent D. Foster or another nominee selected by the Sub-Adviser shall be nominated to serve as a member of our board of directors.

Officers

The following persons serve as our officers in the following capacities:

Name	Age	Position(s) Held with the Company	Officer Since
Charles N. Hazen	51	Chairman and Chief Executive Officer	2011
Ryan T. Sims	40	Chief Financial Officer and Secretary	2011
Susan Dudley	42	Chief Compliance Officer	2011
Jeremy T. Davis	36	Controller	2012

The address for each director and officer of the Company is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

Biographical Information

Interested Directors:

Charles N. Hazen. Mr. Hazen joined Hines in 1989. Mr. Hazen serves as the Chairman of our board of directors and is our Chief Executive Officer. Mr. Hazen is responsible for overall management of our business strategy and operations. Mr. Hazen has served as President and Chief Executive Officer for Hines Global REIT and the general partner of its adviser since December 2008 and served as President and Chief Executive Officer for Hines REIT and the general partner of its adviser since April 2008. In these roles, he is responsible for overall management of the business strategy and operations of each entity in the U.S. and internationally. Mr. Hazen has also been the President of Hines REIT and the general partner of its adviser from August 2003 through March 2008. He also served as Chief Operating Officer for Hines REIT and the general partner of its adviser from August 2003 through March 2008 when he became Chief Executive Officer. He has also been a Senior Managing Director and the Chief Executive Officer, or similar position, of the general partner of Hines since July 2000, the President and a member of the management board of the Hines US Core Office Fund LP (the “Core Fund”) and has served as a director of Hines Securities, Inc. since August 2003. During his tenure at Hines he has participated in more than $10.0 billion of office, retail and industrial investments in the U.S. and internationally including Hines Corporate Properties, a fund that developed and acquired single-tenant office buildings in the U.S. Prior to joining Hines, Mr. Hazen practiced law in the Houston office of Baker Botts L.L.P. from June of 1985 to August of 1989. Mr. Hazen graduated from the University of Kentucky with a B.S. in Finance and received his J.D. from the University of Kentucky. We believe Mr. Hazen is qualified to serve on our board of directors because of his business experience as President and Chief Executive Officer of Hines Global REIT and Hines REIT, along with his substantial experience in private equity, real estate acquisitions and dispositions and finance.

Vincent D. Foster. Mr. Foster has served as the chairman of Main Street’s board of directors, chief executive officer, as a member of Main Street’s investment committee since 2007 and as a member of Main Street’s credit committee since 2011. Mr. Foster is also a manager and a senior managing director of the Sub-Adviser. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and Team, Inc. (NASDAQ: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010 and Carriage Services, Inc. (NYSE: CSV) from 1999 to November 2011. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Following his graduation from Michigan State University, Mr. Foster, a C.P.A., had a 19-year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. Mr. Foster received his J.D. from Wayne State University Law School and also attended the University of Houston Law Center. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our board of directors because of his intimate knowledge of BDCs gained through his day-to-day leadership as chief executive officer of Main Street, along with his comprehensive experience on other public boards of directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

Independent Directors:

Peter Shaper. Mr. Shaper, an independent director since May 30, 2012, has been a director of Hines Global REIT since June 2009 and the Chief Executive Officer of CapRock Communications, Inc., a global provider of broadband communications to remote locations via satellite with revenues of over $300 million since 2002.

Mr. Shaper also is a founding partner of Genesis Park LP, a Houston-based private equity firm which was founded in 2000 and primarily focuses its investment strategy on the software, telecommunications, media, finance and niche energy business sectors. From 1998 to 2000, Mr. Shaper was the president of Donnelley Marketing, a Division of First Data Corporation, where he was directly responsible for the turnaround and eventual sale of the $100 million revenue database marketing company to a strategic buyer. In 1996, Mr. Shaper helped found the Information Management Group, or IMG, as its Executive Vice President of Operations and Chief Financial Officer. IMG grew to over $600 million in revenue during Mr. Shaper’s tenure. Prior to joining IMG, Mr. Shaper was with a Dallas-based private equity firm where he was responsible for investments in numerous technology-oriented companies, as well as assisting those companies with developing long-term strategies and financial structures. Mr. Shaper also has several years experience with the international consulting firm McKinsey & Company. Mr. Shaper graduated from Stanford University with a B.S. in industrial engineering and received his M.B.A. from Harvard Business School.

We believe Mr. Shaper’s significant experience as a senior executive officer of sophisticated companies such as Hines Global REIT, CapRock Communications, Genesis Park and Donnelley Marketing/First Data, as well as his experience founding and leading IMG, make him well qualified to serve on our board of directors.

Phil D. Wedemeyer. Mr. Wedemeyer, an independent director since May 30, 2012 has served on the Board of Directors of Atwood Oceanics since October 2011. In July 2011, Mr. Wedemeyer retired as a partner from Grant Thornton LLP, an international accounting firm, where he had served since August 2007. From May 2003 to July 2007, Mr. Wedemeyer served in various capacities with the Public Company Accounting Oversight Board (“PCAOB”), including serving as the Director, Office of Research and Analysis, from August 2005 to July 2007 and Deputy Director, Division of Registration and Inspection, from March 2004 to August 2005. Prior to his service with the PCAOB, Mr. Wedemeyer spent more than 31 years at Arthur Andersen, SC, an international accounting firm, including 21 years as a partner. Mr. Wedemeyer is a licensed Certified Public Accountant.

We believe Mr. Wedemyer’s significant experience of over 35 years of service in the public accounting industry makes him well qualified to serve as one of our directors. Additionally, Mr. Wedemyer’s service in multiple capacities on the Public Company Accounting Oversight Board enable him to provide valuable insight to our board of directors and our Audit Committee, for which he serves as chairman. In addition, through his experience serving on the board of directors of another public company, Mr. Wedemeyer has previous experience in the requirements of serving on a public company board.

John O. Niemann, Jr. Mr. Niemann, an independent director since May 30, 2012, has served as a director and Chairman of the Audit Committee of Gateway Energy Corporation since June 2010. He is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003. He previously served on the administrative board of Arthur Andersen LLP and on the board of partners of Andersen Worldwide. He began his career at Arthur Andersen in 1978 and has served in increasing responsibilities in senior management positions, since 1992. Mr. Niemann has served on the board of directors of many Houston area non-profit organizations, including Strake Jesuit College Preparatory School (past chair of the board), The Regis School of the Sacred Heart (past chair of the board), The Houston Symphony, The Alley Theatre and Taping for the Blind, Inc. He graduated with a bachelor of arts in managerial studies (magna cum laude) and a masters in accounting from Rice University and received a juris doctor (summa cum laude) from the South Texas College of Law.

We believe Mr. Niemann’s significant experience in the public accounting industry including 34 years in various capacities at Arthur Andersen makes him well qualified to serve as one of our directors. Drawing on this experience, Mr. Niemann is able to provide valuable insights regarding our investment strategies, internal controls, and financial reporting. In addition, through his experience serving on the board of directors of another public company, Mr. Niemann has previous experience in the requirements of serving on a public company board.

Officers (who are not directors):

Ryan T. Sims. Mr. Sims joined Hines in August 2003. Mr. Sims serves as our Chief Financial Officer and Secretary. Mr. Sims is also the Chief Financial Officer and Secretary of HMS Adviser GP LLC, the general partner of HMS Adviser LP. Mr. Sims has also served as the Chief Financial Officer and Secretary for Hines Global REIT and the general partner of its adviser since November 2011 and as the Chief Financial Officer and Secretary of Hines REIT, the general partner of its adviser and the Core Fund since November 2011. In these positions, Mr. Sims is responsible for the oversight of financial operations, equity and debt financing activities, investor relations, accounting, financial reporting, tax, legal, compliance and administrative functions in the U.S. and internationally. Prior to this time, Mr. Sims served as the Chief Accounting Officer for Hines Global REIT and the general partner of its adviser since their inception in December 2008. Mr. Sims also served as the Chief Accounting Officer for Hines REIT, the general partner of its adviser and the Core Fund since April 2008. In these roles, he was responsible for the oversight of the accounting, financial reporting and SEC reporting functions, as well as the Sarbanes-Oxley compliance program in the U.S. and internationally. He was also responsible for establishing the companies’ accounting policies and ensuring compliance with those policies in the U.S. and internationally. He has also previously served as a Senior Controller for Hines REIT and the general partner of its adviser from August 2003 to April 2008 and the Core Fund from July 2004 to April 2008. Prior to joining Hines, Mr. Sims was a manager in the audit practice of Arthur Andersen LLP and Deloitte & Touche LLP, serving clients primarily in the real estate industry. He holds a Bachelor of Business Administration degree in Accounting from Baylor University and is a certified public accountant.

Susan Dudley. Ms. Dudley joined Hines in 2005. Ms. Dudley serves as Chief Compliance Officer for Hines Securities, Inc. In this role, she is responsible for overseeing the day-to-day compliance activities, including developing, maintaining and testing supervisory policies and procedures, monitoring new regulatory mandates and requirements, and developing training and education programs. Ms. Dudley also served as Controller and Financial Operations Principal for Hines Securities, Inc. from April 2005 to November 2008. Prior to joining Hines Securities, Inc., she was the chief financial officer for Btek Group, LP from June 2002 to December 2004. Prior to that, Ms. Dudley served as the controller for California Tan, Inc. and Diamond Geophysical Service Corp. Ms. Dudley also spent four years at Arthur Andersen in the audit department. She graduated from Pepperdine University with a B.S. in Accounting and is a certified public accountant. Ms. Dudley holds her Series 7, 24, 28 and 79 securities licenses and the Certified Regulatory Compliance Professional designation from the FINRA Institute at Wharton.

Jeremy Davis. Mr. Davis, 36, joined Hines in March 2001. Mr. Davis serves as our Controller and is currently the Controller of HMS Adviser LP, Hines Advisers LP and Hines Global REIT Advisers LP. In these roles, Mr. Davis is responsible for the oversight of the accounting and financial reporting functions of these entities. Prior to this time, Mr. Davis served as a Controller for the Hines Core Fund. In this role, he was responsible for fair value accounting and reporting and also investor reporting. Prior to this time, Mr. Davis served as a senior accountant for Hines Corporate Properties, the Hines 1997 U.S Office Development Fund, and the Hines 1999 U.S. Office Development Fund. In these roles, he was responsible for the fund accounting and investor reporting initiatives. Prior to joining Hines, Mr. Davis was a senior accountant in the audit practice of KPMG LLP, serving clients in a variety of industries. He holds a Bachelor of Business Administration degree and a Masters in Public Accountancy from the University of Texas at Austin and is a certified public accountant.

Corporate Leadership Structure

Since our inception, Mr. Hazen has served as chairman of our board of directors and our chief executive officer. Mr. Hazen is an interested director. Our board of directors believes that our chief executive officer is best situated to serve as chairman because he is the director most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. We do not intend to designate an independent lead director at this time. Our board of directors believes that its leadership structure is the optimal structure for the Company at this time because it enables the board of directors to exercise its oversight of the Company. Our board of directors will review its leadership structure periodically to ensure that the leadership structure remains appropriate and will make changes if and when it determines such changes are necessary or proper.

Committees of the Board of Directors

Pricing Committee

We are prohibited from selling our common stock at a price below current net asset value, exclusive of any distributing commission or discount. The pricing committee is responsible for assisting the Board in ensuring that the shares sold in our continuous offering that are affected at semi-monthly closings do not contravene this restriction. The Pricing Committee will consider various factors, including, but not limited to, the valuations of our investment portfolio provided by our Advisers in determining whether the standard has been met. Messrs. Hazen and Foster will serve as the members of our pricing committee.

Audit Committee

Our audit committee is composed entirely of independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also be responsible for aiding our board of directors in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee may utilize the services of a nationally recognized independent valuation firm to help them determine the fair value of these securities. Messrs. Wedemeyer (Chairman), Shaper and Niemann will serve as the members of our audit committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed entirely of independent directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, please see “Description of our Securities” for more information on certain requirements that must be met in connection therewith. Messrs. Shaper (Chairman), Wedemeyer and Niemann will serve as the members of our nominating and corporate governance committee.

Conflicts Committee

Members of the conflicts committee are appointed by our board of directors to serve until their successors are duly elected and qualify or until their earlier death, resignation, retirement or removal. The primary purpose of the conflicts committee is to review specific matters that the board believes may involve conflicts of interest between us on the one hand and our Advisers, any director or Hines on the other hand, and to determine if the resolution of the conflict of interest is fair and reasonable to us and our stockholders. However, we cannot assure you that this committee will successfully eliminate the conflicts of interest that will exist between us, on the one hand, and our Advisers, any director or Hines on the other hand, or reduce the risks related thereto. Messrs. Niemann (Chairman), Wedemeyer and Shaper will serve as the members of the conflicts committee.

Compensation of Directors

Prior to holding our initial closing, our directors are not entitled to compensation. Subsequent to holding our initial closing, independent directors will receive an annual fee of $30,000, plus $2,500 per each Board meeting attended in person, $1,000 for all committee meetings attended in person held during any regular Board meeting, $2,500 for any committee meeting held in person on a day when no Board meeting is held and $500 for any telephonic meeting of the Board or committee. We will not pay compensation to our interested directors. Additionally, our independent directors are entitled to reimbursement of any reasonable out-of pocket expenses incurred in connection with their service on the Board. In addition, the chairman of the audit committee will receive an annual fee of $10,000, the chairman of the nominating and corporate governance committee will receive an annual fee of $5,000 and the chairman of the conflicts committee will receive an annual fee of $5,000 for their additional services, if any, in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Officers

None of our officers will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business will be provided to us by our officers and the employees of our Adviser pursuant to the terms of the Investment Advisory Agreement and any administration agreement we may enter into in the future.

Oversight of Risk Management

Our board of directors, in its entirety, will play an active role in overseeing management of our risks. Our board of directors will regularly review information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our board of directors will play a distinct role with respect to overseeing management of our risks:

•

Pricing Committee. Our pricing committee will manage risks associated with the 1940 Act restriction that prevents us from selling our common stock at a price below current net asset value. Our pricing committee will consider various factors, including, but not limited to, the valuations of our investment portfolio provided by our Advisers, in an effort to help ensure that our common stock is not sold below net asset value.

•

Audit Committee: Our audit committee will oversee the management of enterprise risks. To this end, our audit committee will meet at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Conflicts Committee. Our conflicts committee will manage risks associated with conflicts of interest that may arise between us on the one hand and our Advisers, any director or Hines on the other hand.

•

Nominating and Corporate Governance Committee: Our nominating and corporate governance committee will manage risks associated with the independence of our board of directors and potential conflicts of interest.

While each committee will be responsible for evaluating certain risks and overseeing the management of such risks, the committees will each report to our board of directors on a regular basis to apprise our board of directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PORTFOLIO MANAGEMENT

HMS Adviser will be responsible for the overall management of our activities and have responsibility responsible for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. HMS Adviser has engaged the Sub-Adviser to identify, evaluate, negotiate and structure prospective investments, make investment and portfolio management recommendations for approval by our Adviser, monitor our investment portfolio and provide certain ongoing administrative services to the Adviser. All new investments will be required to be approved by the investment committee of our Adviser, which will be led by Sherri W. Schugart, who is a Senior Managing Director of the general partner of Hines. For more information regarding the business experience of Mr. Hazen see “Management — Board of Directors and Officers.” For more information regarding the business experience of Ms. Schugart see “Portfolio Management — Our Investment Adviser.” The members of the investment committee will receive no direct compensation from us. Such members may be employees or partners of our Adviser and may receive compensation or profit distributions from our Adviser.

Our Investment Adviser

Our Adviser, HMS Adviser, is a Texas limited partnership formed on April 13, 2012 that is registered as an investment adviser under the Advisers Act. Our Adviser has no operating history and no experience managing a business development company. Our Adviser is wholly-owned by Hines. Hines is majority owned by Gerald D. Hines and Jeffrey C. Hines. The principal executive offices of HMS Adviser are located at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. See “Investment Objective and Strategies — About Our Sponsor” for additional information regarding the operating history of Hines.

Our Adviser will have an investment committee consisting of Ms. Schugart and Mr. Sims. Upon the request of the Company, a representative of Main Street will be present at the meetings of the investment committee. Below is a brief description of the background and experience of the principals of HMS Adviser and the senior investment professionals employed or retained by HMS Adviser and its affiliates. The backgrounds of Messrs. Hazen and Sims are described in the “Management — Board of Directors and Officers” section of this prospectus.

Sherri W. Schugart. Ms. Schugart, age 46, joined Hines in 1995. Ms. Schugart has served as the Chief Operating Officer for Hines Global REIT, Hines REIT, the Core Fund and the general partner of the advisers of Hines Global REIT and Hines REIT since November 2011. Prior to that time, Ms. Schugart served as the Chief Financial Officer of Hines Global REIT and the general partner of its adviser since December 2008 and as the Chief Financial Officer for Hines REIT and the general partner of its adviser since August 2003. In addition, Ms. Schugart served as the Chief Financial Officer of the Core Fund since July 2004. In these roles, her responsibilities included oversight of financial and portfolio management, equity and debt financing activities, investor relations, accounting, financial reporting, compliance and administrative functions in the U.S. and internationally. She has also been a Senior Managing Director, or similar position, of the general partner of Hines since October 2007 and has served as a director of Hines Securities, Inc. since August 2003. Prior to holding these positions she was a Vice President in Hines Capital Markets Group raising equity and debt financing for various Hines investment vehicles in the U.S. and internationally. Ms. Schugart has been responsible for arranging more than $8.0 billion in equity and debt for Hines’ public and private investment funds. She was also previously the controller for several of Hines’ investment funds and portfolios. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen, where she managed both public and private clients in the real estate, construction, finance and banking industries. She graduated from Southwest Texas State University with a B.B.A. in Accounting.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each member of the Adviser’s investment committee, whom we consider to be our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Ryan T. Sims	None
Sherri W. Schugart	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on our initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned is: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Our Investment Sub-Adviser

The Sub-Adviser is a wholly owned subsidiary of Main Street, an internally managed BDC organized on March 9, 2007. At March 31, 2012, Main Street had debt and equity investments with an aggregate fair value of $639.1 million in 115 portfolio companies, including investments in over-the-counter debt securities with an aggregate fair value of approximately $251.0 million in 62 separate issuers. Main Street’s common stock trades on the New York Stock Exchange under the ticker symbol “MAIN.” The principal executive offices of our Sub-Adviser are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

The following graph compares the stockholder return on Main Street’s common stock from October 5, 2007 to December 31, 2011 with the Russell 2000 Index and the Main Street Peer Group index. This comparison assumes $100.00 was invested on October 5, 2007 (the date Main Street’s common stock began to trade in connection with its initial public offering) in Main Street’s common stock and in the comparison groups and assumes the reinvestment of all cash dividends prior to any tax effect. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of Main Street’s common stock.

COMPARISON OF STOCKHOLDER RETURN(1)

Among Main Street Capital Corporation, the Russell 2000 Index and Main Street Peer Group(2)

(For the Period October 5, 2007 to December 31, 2011)

(1)	Total return includes reinvestment of dividends through December 31, 2011.

(2)	The Main Street Peer Group index is composed of American Capital Strategies, Ltd., Apollo Investment Corporation, Ares Capital Corporation, Gladstone Capital Corporation, Gladstone Investment Corporation, Hercules Technology Growth Capital, Inc., MCG Capital Corporation, NGP Capital Resources Company, Prospect Capital Corporation, Solar Capital Ltd., Medallion Financial Corp., Triangle Capital Corporation, THL Credit, Inc., and TICC Capital Corp.

Persons who purchase shares of our common stock will not acquire any ownership interest in Main Street’s common stock, as to which this table relates. It should not be assumed that investors who acquire shares of our common stock in this offering will experience results comparable to those experienced by investors in Main Street. Furthermore, the differences with respect to the allocation of the Company’s investment portfolio and Main Street’s investment portfolio may cause an investment in the Company to result in a total return performance rate substantially different than what is set forth above.

Below is a brief description of the background and experience of the principals of our Sub-Adviser and the senior investment professionals retained or employed by our Sub-Adviser. The background of Mr. Foster is described in the “Management — Board of Directors and Officers” section of this prospectus.

Todd A. Reppert, age 42, has served as Main Street’s president and as a member of its investment committee since 2007 and as a member of its credit committee since 2011. Mr. Reppert also serves as a director and member of the audit committee for Consolidated Graphics, Inc. (NYSE: CGX), which is one of North America’s leading commercial general printing companies. Mr. Reppert is also a manager and a senior managing director of the Sub-Adviser. Mr. Reppert also served as Main Street’s Chief Financial Officer from 2007 until 2011. From 2000, Mr. Reppert co-founded and has acted as co-managing partner or in other executive roles of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle-market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP since 1991. At Arthur Andersen LLP, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives.

Rodger A. Stout, age 60, has served as Main Street’s chief compliance officer, senior vice president — finance and administration and treasurer since 2007. From 2006, Mr. Stout has served as the chief financial officer and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15-year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

Curtis L. Hartman, age 39, has served as Main Street’s chief credit officer and a senior managing director since 2011. Mr. Hartman is also the chairman of Main Street’s credit committee. Previously, Mr. Hartman served as one of Main Street’s senior vice presidents since 2007. Mr. Hartman is also a senior managing director of the Sub-Adviser. From 2000, Mr. Hartman has served as a managing director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

Dwayne L. Hyzak, age 39, has served as Main Street’s chief financial officer and a senior managing director since 2011. Previously, Mr. Hyzak served as one of Main Street’s senior vice presidents since 2007 and as senior vice president-finance since 2011. Mr. Hyzak is also a senior managing director of the Sub-Adviser. From 2002, Mr. Hyzak has served as a managing director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company’s mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen LLP in its Transaction Advisory Services group.

David L. Magdol, age 42, has served as Main Street’s chief investment officer and a senior managing director since 2011. Mr. Magdol is also the chairman of Main Street’s investment committee. Previously, Mr. Magdol served as one of Main Street’s senior vice presidents since 2007. Mr. Magdol is also a senior managing director of the Sub-Adviser. From 2002, Mr. Magdol has served as a managing director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Investment Adviser Services

Our investment process utilizes the combined business and investment expertise, credit underwriting experience, transaction expertise and deal-sourcing capabilities of our Advisers. The Adviser provides its services under the Investment Advisory Agreement with us, while the Sub-Adviser provides its services under the Sub-Advisory Agreement with our Adviser, to which the Company and Main Street are also a party. The activities of both of our Advisers are subject to the supervision and oversight of our board of directors.

Under the terms of our Investment Advisory Agreement, our Adviser is obligated to, among other things:

•	Determine the composition and allocation of our investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	Identify, evaluate and negotiate the structure of the investments we make;

•	Execute and close the acquisition of, and monitor and service, our investments;

•	Determine the securities and other assets that we will purchase, retain, or sell;

•	Perform due diligence on prospective investments and portfolio companies;

•	Provide us with such other investment advisory, research and related services as we may, from time to time, reasonably request or require for the investment of our funds; and

•

To the extent permitted under the 1940 Act and the Advisers Act, on our behalf provide significant managerial assistance to those portfolio companies to which we are required as a BDC to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of our portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

Under the terms of our Sub-Advisory Agreement, as permitted by the Advisory Agreement, our Adviser has delegated certain of its responsibilities to the Sub-Adviser including, among others, the following :

•

Make recommendations to the Adviser as to the allocation of our investment portfolio among various types of securities, the nature and timing of the changes therein and the manner of implementing such changes;

•	Identify, evaluate, recommend to the Adviser, and, if approved by the Adviser, negotiate the structure and terms of the investments we make;

•	Assist the Adviser in executing and closing the acquisition and disposition of our investments;

•	Make recommendations to the Adviser with respect to the securities and other assets that we will purchase, retain, or sell;

•	Monitor the Company’s investment portfolio and make recommendations regarding ongoing portfolio management; and

•	Perform, or cause to be performed, due diligence procedures and provide due diligence information on prospective investments.

The Sub-Adviser will be primarily responsible for initially identifying, evaluating, negotiating and structuring our prospective investments. Our Adviser will have exclusive responsibility for approving the acquisition and disposition of investments.

Our advisory services under the Investment Advisory Agreement and Sub-Advisory Agreement are not exclusive, and the Advisers are free to furnish similar services to other entities so long as their services to us are not impaired, provided that during the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, except as otherwise agreed, neither our Adviser nor Sub-Adviser may act as the investment adviser or sub-adviser to, or sponsor of, another public, non-traded BDC (except this restriction will not apply to the Adviser and Sub-Adviser working together on another fund sponsored by the Adviser or the Sub-Adviser).

As a business development company, we are required to offer and provide managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Advisers or any third-party administrator will make available such managerial assistance, on our behalf, to our portfolio companies, whether or not they request this assistance. Our Advisers’ business experience makes them qualified to provide such managerial assistance. We may receive fees for these services and will reimburse our Advisers, or any third-party administrator, for their allocated costs in providing such assistance, subject to review and approval by our board of directors.

Advisory Fees

Pursuant to the Investment Advisory Agreement, we will pay our Adviser a fee for investment advisory and management services consisting of two components — a management fee and an incentive fee. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement.

Management Fees

The management fee will be calculated at an annual rate of 2.0% of our average gross assets. The management fee will be payable quarterly in arrears, and shall be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. All or any part of the management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser will determine. The management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fees

The incentive fee shall consist of two parts. The first part, referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income will be equal to 20% of our pre-incentive fee net investment income for the previous quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, exceeding 1.875% (or 7.5% annualized), subject to a “catch up” feature (as described below).

For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses payable under any administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments and payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for non-liquidating distributions, other than distributions of profits, paid to our stockholders and amounts paid for share repurchases pursuant to our share repurchase program.

The calculation of the subordinated incentive fee on income for each quarter is as follows:

•

No subordinated incentive fee on income shall be payable to the Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.875% (or 7.5% annualized) on adjusted capital;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.34375% (or 9.375% annualized) of adjusted capital in any calendar quarter shall be payable to the Adviser. This portion of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income as if the hurdle rate did not apply when the pre-incentive fee net investment income exceeds 2.34375% (or 9.375% annualized) in any calendar quarter; and

•

For any quarter in which our pre-incentive fee net investment income exceeds 2.34375% (or 9.375% annualized) of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of the amount of our pre-incentive fee net investment income, as the hurdle rate and catch-up will have been achieved.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The second part of the incentive fee, referred to as the incentive fee on capital gains, shall be an incentive fee on realized capital gains earned from the portfolio of the Company and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of our incentive fee capital gains, which shall equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. In order to provide an incentive for our Adviser to successfully execute a merger transaction involving us that is financially accretive and/or otherwise beneficial to our stockholders even if our Adviser will not act as an investment adviser to the surviving entity in the merger, we may seek exemptive relief from the SEC to allow us to pay our Adviser an incentive fee on capital gains in connection with our merger with and into another entity. Absent the receipt of such relief, our Adviser will not be entitled to an incentive fee on capital gains or any other incentive fee in connection with any such merger transaction.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Hurdle rate (1) = 1.875%

•	Base management fee (2) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.70%

•	Hurdle rate (1) = 1.875%

•	Base management fee (2) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.00%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.

Incentive fee = 100% x pre-incentive fee net investment income in excess of the hurdle rate, based on the “catch-up” provision (4)

= 100% x (2.00% – 1.875%)

= 0.125%

Alternative 3 — Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.20%

•	Hurdle rate (1) = 1.875%

•	Base management fee (2) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.50%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.

•	Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up” (4)

•	Incentive fee = 100% x “catch-up” + (20% x (pre-incentive fee net investment income – 2.34375%))

•	Catch-up = 2.34375% – 1.875%

= 0.46875%

•	Incentive fee = (100% x 0.46875%) + (20% x (2.50% – 2.34375%))

= 0.46875% + (20% x 0.15625%)

= 0.46875% + 0.03125%

= 0.50% (or 20% of 2.50%)

(1)	Represents 7.5% annualized hurdle rate.

(2)	Represents 2.0% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.34375% in any calendar quarter.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1: Assumptions

Year 1: $20 million investment made in company A (“Investment A”) and $30 million investment made in company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%; no unrealized capital depreciation)

Year 3: None

Year 4: Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee paid in Year 2))

Alternative 2 — Assumptions

Year 1: $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million unrealized capital depreciation on Investment B)) less $5 million capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $600,000 ($7 million ($35 million cumulative realized capital gains multiplied by 20%) less $6.4 million (cumulative capital gain incentive fees paid in Year 2 and Year 3))

Year 5: None. ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $7.0 million cumulative capital gain incentive fees paid in Year 2, Year 3, and Year 4)

The returns shown are for illustrative purposes only and are all based on quarterly calculations. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of fees and other expenses under our Investment Advisory Agreement and any administration agreement. The investment advisory fees will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. Our Adviser will pay our Sub-Adviser 50% of all investment advisory fees it receives. Additionally, we will reimburse the actual expenses incurred by our Advisers or their affiliates, or any third-party administrator in connection with the provision of Administrative Services (as opposed to investment advisory services) to us, including the personnel and related employment direct costs and overhead of our Advisers or their affiliates, or any third-party administrator. We will not reimburse for personnel costs in connection with services for which our Advisers or their affiliates, or any third-party administrator, receive a separate fee.

Subject to the limitations included in the Investment Advisory and Sub-Advisory Agreements, we will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the Investment Advisory and Sub-Advisory Agreements;

•

the actual cost of the persons performing the functions of chief financial officer and chief compliance officer and other personnel engaged to provide such administrative services (including, without limitation, direct compensation costs including salaries, bonuses, benefits and other direct costs associated therewith) and related overhead costs allocated by the Adviser to the Company in a reasonable manner, without markup;

•	any amounts paid to third parties for Administrative Services;

•	the cost associated with the investigation and monitoring of our investments;

•	the cost of calculating our net asset value, including third-party valuation firms;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the Investment Advisory Agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements;

•	stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums;

•	printing, mailing, long distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	fees and expenses associated with accounting, independent audits and outside legal costs; and

•	all other expenses incurred by our Advisers in performing their obligations subject to the limitations included in the Investment Advisory and Sub-Advisory Agreements.

Management and Incentive Fee Waiver

Subject to a conditional fee waiver agreement, our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. In certain circumstances, we may determine that it is appropriate to reimburse the Advisers for fees waived under the conditional fee waiver agreement, as more fully described in the same. This management and incentive fee waiver arrangement is intended to support the reasonable alignment of our expenses with our income during the initial phase of our operations.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory and Sub-Advisory Agreements will remain in effect for a period of two years from the date they were approved by the board of directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of our board of directors, or the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of our directors who are not interested persons. The Investment Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment (as such term is defined in the 1940 Act). As required by the 1940 Act, the Investment Advisory and Sub-Advisory Agreements provide that we may terminate the agreement without penalty upon 60 days written notice to the Adviser or Sub-Adviser, as applicable. Our Adviser may voluntarily terminate the Investment Advisory Agreement upon 120 days notice prior to termination and must pay all expenses associated with its termination. Our Sub-Adviser may voluntarily terminate the Sub-Advisory Agreement upon 60 days notice prior to termination and must pay all expenses associated with its termination.

Under the terms of the Sub-Advisory and Investment Advisory and Sub-Advisory Agreements, if either of the Investment Advisory Agreement or Sub-Advisory Agreement is terminated or not renewed, then the other agreement will also terminate on the effective date of such termination or non-renewal. In addition, under the terms of the Sub-Advisory Agreement and the Investment Advisory Agreement, in the event either the Investment Advisory Agreement or the Sub-Advisory Agreement terminates because we terminate or fail to renew either agreement, neither the Adviser, the Sub-Adviser nor any of their affiliates may, except in certain limited circumstances, be re-engaged as Adviser or Sub-Adviser for a period of three years following the date of such termination without the consent of the party not seeking to be re-engaged.

Indemnification

The Investment Advisory Agreement and Sub-Advisory Agreement provide that our Adviser and Sub-Adviser and their respective officers, directors, controlling persons and any other person or entity affiliated with them acting as our agent shall not be entitled to indemnification for any liability or loss suffered by such indemnitee, nor shall such indemnitee be held harmless for any loss or liability suffered by us, unless (i) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company; (ii) the indemnitee was acting on behalf of or performing services for the Company; (iii) such liability or loss was not the result of negligence or misconduct by the indemnitee; and (iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders. In addition, the indemnitee shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

Fiduciary Duty of Investment Adviser

Under the terms of our Investment Advisory Agreement, our Adviser will have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in our Adviser’s immediate possession or control. Our Adviser may not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. In addition, our Adviser may not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company stockholders under common law.

No Exclusive Agreement

Under the terms of the Investment Advisory Agreement, our Adviser may not be granted an exclusive right to sell or exclusive employment to sell assets for the Company.

Rebates, Kickbacks and Reciprocal Arrangements

Under the terms of the Investment Advisory Agreement, our Adviser may not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Company’s stock or give investment advice to a potential stockholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing the Company’s common stock.

Commingled Funds

Under the terms of the Investment Advisory Agreement, our Adviser may not permit or cause to be permitted the Company’s funds to be commingled with the funds of any other entity. Nothing, however, shall prohibit our Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts may be established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

Limitations on Reimbursement of Expenses

Our charter provides that the Company may reimburse the Adviser for the cost of Administrative Services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. At this time, the Company is unable to predict the amount, if any, of such reimbursable expenses for the next fiscal year.

ADMINISTRATIVE SERVICES

At this time, we anticipate that our Advisers will provide Administrative Services to us under the Investment Advisory Agreement and Sub-Advisory Agreement. We will reimburse our Advisers for the cost of the Administrative Services as well as personnel and related employment direct costs and overhead of our Advisers, that they deliver on our behalf. In the future, however, we may decide to enter into a separate administration agreement with affiliates of the Advisers or a third party administrator, pursuant to which we would pay our administrator for administrative expenses it incurs on our behalf. Such administration agreement would provide that the administrator is responsible for furnishing us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. We anticipate that, under any administration agreement, the administrator would perform, or oversee the performance of, our required Administrative Services, which would include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, we expect that our administrator would assist us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We expect that payments under the administration agreement would be equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. We anticipate that, under the administration agreement, the administrator would also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. We anticipate that the administration agreement would be able to be terminated by either party without penalty upon 60 days’ written notice to the other party.

We expect that the administration agreement would provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it would be entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of administrator’s services under the administration agreement or otherwise as administrator for the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Adviser, HMS Adviser, is a Texas limited partnership formed on April 13, 2012 that is registered as an investment adviser under the Advisers Act. Our Adviser is wholly-owned by Hines. Hines is majority owned by Gerald D. Hines and Jeffrey C. Hines. Our chief financial officer and chief compliance officer and the other investment professionals may also serve as principals of other investment managers affiliated with our Adviser or Hines that may in the future manage investment funds with an investment objective similar to ours.

On December 12, 2011, the Hines Investor and an unaffiliated investor purchased 1,111,111 units of membership interest in HMS Income LLC for a price of $9.00 per unit or an aggregate of $10 million, $7.5 million of which was contributed by the Hines Investor and the remaining $2.5 million of which was contributed by the unaffiliated investor. Simultaneous with that initial capitalization, HMS Income LLC entered into a senior secured single advance term loan credit facility with Main Street in the committed principal amount of $7.5 million, which loan has subsequently been repaid with borrowings from a credit facility the Company entered into on May 24, 2012. Additionally, pursuant to a letter agreement between the parties, Hines has the right to sell to Main Street up to one-third of its equity interest in the Company at a price per share equal to the then current price to the public in the offering (less the selling commissions and dealer manager fee of 10%) at the time of exercise of the right. The right may be exercised from time to time, in whole or in part, subject only to the condition that immediately following Main Street’s purchase, Main Street’s ownership in the Company would not exceed the limits on investment company ownership of other investment companies as set forth in the 1940 Act.

Any transaction with our affiliates must be fair and reasonable to us and on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the disinterested directors, including a majority of disinterested independent directors.

Affiliated Dealer Manager

We expect to engage Hines Securities, Inc., an affiliate of Hines, as our dealer manager and will pay fees to such entity pursuant to the proposed dealer management agreement. Under the terms of the proposed dealer manager agreement, Hines Securities, Inc. is expected to act as our exclusive dealer manager until the end of our initial public offering or until the dealer manager agreement is terminated by us or them.

Credit Facility with Main Street

On December 12, 2011 we entered into a loan agreement with Main Street, our Sub-Adviser, for a $7,500,000 senior secured single advance term loan credit facility. On December 12, 2011, HMS Income LLC fully drew the entire committed principal amount under the Main Street Facility in order to acquire from Main Street approximately $16.5 million of investments utilizing its initial equity investment and proceeds from the Main Street Facility. On May 24, 2012, we entered into a $15 million senior secured revolving credit facility with Capital One, and immediately borrowed $7 million under the facility, which proceeds were used in the repayment of the Main Street Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Company’s Expected Operating Plans — Financial Condition, Liquidity and Capital Resources” above.

Management and Incentive Fee Waiver

Subject to a conditional fee waiver agreement, our Advisers have agreed to waive management and incentive fees for up to twelve months from the commencement of the offering to the extent required to avoid distributions that are estimated to represent a return of capital for U.S. federal income tax purposes during such period. In certain circumstances, we may determine that it is appropriate to reimburse the Advisers for fees waived under the conditional fee waiver agreement, as more fully described in the same. This management and incentive fee waiver arrangement is intended to support the reasonable alignment of our expenses with our income during the initial phase of our operations.

Allocation of HMS Adviser’s Time

We rely, in part, on HMS Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. Additionally, except for certain restrictions on our Adviser set forth in the Sub-Advisory Agreement, our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser. As a result of these activities, our Adviser, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. Therefore, our Adviser, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, our Adviser believes that it and its affiliates have sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Allocation of the Sub-Adviser Time

We rely on the Sub-Adviser to identify investment opportunities, perform, or cause to be performed, due diligence procedures and provide due diligence information to our Adviser, monitor our investment portfolio and make investment recommendations to our Adviser, as well as provide ongoing portfolio management services to the Adviser with respect to our investment portfolio. The Sub-Adviser, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. Except for certain restrictions on the Sub-Adviser set forth in the Sub-Advisory Agreement, the Sub-Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Sub-Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of Main Street’s assets.

Competition/Co-Investment

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with our Sub-Adviser or its affiliates in certain transactions originated by our Sub-Adviser or its affiliates unless we obtain an exemptive order from the SEC. We have applied for such an exemptive order. However, there can be no assurance that we will obtain such relief. Even if we receive exemptive relief, our Sub-Adviser and its affiliates are not obligated to offer to each other or to us the right to participate in any transactions originated by them.

If granted, the exemptive relief would allow us, and/or any future entity that is managed, advised or controlled by us or the Adviser on one hand, and Main Street and/or any future entity that is managed, advised or controlled by Main Street on the other hand, to co-invest in the same investment opportunities where such investment would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. If the application for exemptive relief is granted, each co-investment transaction would be allocated between us and the Main Street entities based upon an agreed upon allocation. This relative allocation would be approved at the onset of each quarter or, as necessary or appropriate, between quarters by a required majority of the independent directors eligible of both the Company and Main Street to vote under Section 57(o) of the 1940 Act. The allocations could be adjusted by the approval of a required majority of the independent directors of both the Company and Main Street, for any reason, including, among other things, in the case of a specific investment, if our or Main Street’s participation at a certain level could cause either one of us to fail to meet the diversification or other requirements necessary for either one of us to qualify as a RIC under the Code. Unless adjusted in the manner described above, once agreed upon, the relative allocation plan would apply prospectively for the following quarter. Additional information regarding the operation of the co-investment program is set forth in the application for exemptive relief, which has been filed with the SEC.

Prior to obtaining exemptive relief, we intend to co-invest alongside our Sub-Adviser and/or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objective.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of the Company and our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to (a) accept the securities of a roll-up entity offered in the proposed roll-up; or (b) one of the following: (i) remain as holders of common stock preserving their interests therein on the same terms and conditions as existed previously; or (ii) receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Sales and Leases to Company

Our charter provides that the Company may not purchase or lease assets in which our Adviser or any of its affiliates has an interest unless all of the following conditions are met: (a) the transaction occurs at the formation of the Company and is fully disclosed to the stockholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to the Company and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, our Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Company, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Company at a price no greater than the cost of the assets to our Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Company; and (iii) there are no other benefits arising out of such transaction to our Adviser apart from compensation otherwise permitted by the NASAA Omnibus Guidelines.

Sales and Leases to the Adviser, Directors or Affiliates

Our charter provides that the Company may not sell assets to our Adviser or any affiliate thereof unless such sale is duly approved by the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast on the matter. The Company may not lease assets to our Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders in a periodic report filed with the SEC or otherwise; and (b) the terms of the transaction are fair and reasonable to the Company.

Loans

Our charter provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by the Company to our Adviser or any affiliate thereof.

Commissions on Financing, Refinancing or Reinvestment

Our charter provides that the Company generally may not pay, directly or indirectly, a commission or fee to our Adviser or any affiliate thereof in connection with the reinvestment of profits and available reserves or of the proceeds of the refinancing of assets.

Lending Practices

Our charter provides that, with respect to financing made available to the Company by any adviser, such adviser may not receive interest in excess of the lesser of such adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. An adviser may not impose a prepayment charge or penalty in connection with such financing and such adviser may not receive points or other financing charges. In addition, an adviser will be prohibited from providing financing with a term in excess of 12 months for the Company.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each officer; and

•	all of our directors and officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

Unless otherwise indicated, all shares of common stock are owned directly and the named person has sole voting and investment power. None of the shares of common stock beneficially owned by our officers or directors have been pledged as security for an obligation.

Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage Assuming minimum amount is purchased	Percentage Assuming maximum amount is purchased
5% Stockholders:
Interested Directors:
Charles N. Hazen	—	—	—
Vincent D. Foster(2)	—	—	—
Independent Directors:
Peter Shaper	—	—	—
Phil D. Wedemeyer	—	—	—
John O. Niemann, Jr.	—	—	—
Officers (that are not directors)
Ryan T. Sims	—	—	—
Susan Dudley	—	—	—
Jeremy T. Davis	—	—	—
All officers and directors as a group (eight persons)

(1)	Except for Vincent D. Foster, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

(2)	Mr. Foster’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Name and Address(1)	Dollar Range of Equity Securities Beneficially Owned(2)(3)(4)
Interested Directors:
Charles N. Hazen	—
Vincent D. Foster	—
Independent Directors:
Peter Shaper	—
Phil D. Wedemeyer	—
John O. Niemann, Jr.	—

(1)	Except for Vincent D. Foster, the address of each of our directors is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. Mr. Foster’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial offering price of $10.00 per share.

(4)	The dollar range of equity securities beneficially owned is: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Our board of directors intends to authorize and we intend to declare quarterly distributions that will be paid on a monthly basis beginning no later than the first full calendar month after the month in which we hold our initial closing. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. If you elect to “opt in” to the distribution reinvestment plan, we will apply all cash distributions, other than designated special distributions, including distributions paid with respect to any full or fractional shares of common stock acquired under the distribution reinvestment plan, to the purchase of the shares of common stock for you directly, if permitted under state securities laws and, if not, through the dealer manager or soliciting dealers registered in the your state of residence. Designated special distributions are cash or other distributions designated as designated special distributions by our board of directors. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will be issued on the same date that we hold the first closing of the month for the sale of shares in this offering. Your reinvested distributions will purchase shares at a price equal to the price that shares are sold in the offering on such closing date minus the sales load. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you own shares of our common stock and have received this prospectus, you may elect to become a participant in the distribution reinvestment plan by completing and executing a subscription agreement, an enrollment form or any other appropriate authorization form that we provide. If we receive a properly completed subscription agreement or other appropriate authorization form within 10 days prior to the next distribution date, your participation in the distribution reinvestment plan will begin with the next distribution payable after receipt of a your subscription, enrollment or authorization form. Otherwise, the Company reserves the right to commence your participation in the distribution reinvestment plan beginning with the following distribution payable. Shares of common stock will be purchased under the distribution reinvestment plan on the date that we pay distributions. If you elect to participate in the distribution reinvestment plan, you must agree that, if at any time you fail to meet the applicable income and net worth standards or are no longer able to make the other investor representations or warranties set forth in the then current prospectus, the subscription agreement or our charter relating to such investment, you will promptly notify us in writing of that fact.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to the price that the shares are sold in the offering on such closing date minus the sales load. In the event that the offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share.

Pursuant to the NASAA Omnibus Guidelines, the Distribution Reinvestment Plan must be operated in accordance with federal and state securities laws. No sales commissions or fees may be deducted directly or indirectly from reinvested funds by the Company. The reinvestment funds must be invested into common stock of the Company. Where required by law, investors must receive a prospectus which is current as of the date of each reinvestment. The soliciting dealers will aid us in blue sky compliance and performance of due diligence responsibilities and will contact investors to ascertain whether the investors continue to meet the applicable states’ suitability standards. However, we will remain responsible for blue sky matters with respect to the distribution reinvestment plan, including with regards to the registration or exemption of the shares under the distribution reinvestment plan.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

At least quarterly, we will provide each participant a confirmation showing the amount of the distribution reinvested in our shares during the covered period, the number of shares of common stock owned at the beginning of the covered period, and the total number of shares of common stock owned at the end of the covered period. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan for any reason upon 10 days’ prior notice to plan participants; provided, however, our board will not be permitted to amend the distribution reinvestment plan if such amendment would eliminate plan participants’ ability to withdraw from the plan at least annually. If you have opted in to the distribution reinvestment plan, your participation in the plan will also be terminated to the extent that your participation would violate our charter. Otherwise, unless you terminate your participation in our distribution reinvestment plan in writing, your participation will continue. You may terminate your participation in the distribution reinvestment plan at any time by providing us with 10 days’ written notice. A withdrawal from participation in the distribution reinvestment plan will be effective only with respect to distributions paid more than 30 days after receipt of written notice. You may contact Hines Investor Relations at 888-220-6121 if you would like more information regarding the method for terminating your account under the distribution reinvestment plan.

All correspondence concerning the plan should be directed to DST Systems Inc., the plan administrator, by mail at P.O. Box 219010, Kansas City, MO 64121-9010 (or 430 W. 7th St., Kansas City, MO 64105 for overnight delivery) or by contacting Hines Investor Relations at 888-220-6121.

We will file the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator by mail at P.O. Box 219010, Kansas City, MO 64121-9010 (or 430 W. 7th St., Kansas City, MO 64105 for overnight delivery), or by contacting Hines Investor Relations at 888-220-6121.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Common Stock

Under the terms of our charter, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights, but are entitled to the limited repurchase rights described below relating to our share repurchase program and repurchases upon the death or disability of a stockholder. Shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in our charter, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, and holders of less than a majority of such shares are not able to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Pursuant to the NASAA Omnibus Guidelines, before any preferred stock may be issued by the Company, a majority of the Company’s independent directors that do not have an interest in the transaction must (i) approve any such offering of preferred stock; and (ii) have access, at the Company’s expense, to the Company’s securities counsel or independent legal counsel.

The following are our outstanding classes of securities upon completion of the BDC Formation:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	450,000,000	—
Preferred Stock	50,000,000	—	—

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) our Adviser and its directors, executive officers and controlling persons, and any other person or entity affiliated with it. However, in accordance with the NASAA Omnibus Guidelines, our charter and the Investment Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our Company, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser or an interested director of the Company, or was not the result of gross negligence or misconduct by an independent director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Sub-Adviser and Main Street will indemnify us for losses or damages arising out of their respective misfeasance, bad faith, gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations under the Sub-Advisory Agreement or the violation of applicable law or the breach of any representation in the Sub-Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws. We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indenmitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. We may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indenmitee is prohibited from being indemnified under our charter and bylaws.

We intend to enter into indemnification agreements with our directors and officers. The indemnification agreements will provide our directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Limited Repurchase Rights

Our charter contains provisions governing our share repurchase program and our repurchase of shares upon the death or disability of a stockholder.

Share Repurchase Program

Our charter provides that commencing 12 months after we hold our initial closing, we will offer to repurchase up to 2.5% of the weighted average number of our outstanding shares in the prior four calendar quarters from our stockholders on the date that we hold the first closing of the month in January, April, July and October, or on such other date and time as determined by our board of directors and disclosed to our stockholders through any means reasonably designed to inform them thereof prior to the Repurchase Date at a price per share equal to the net asset value per share, as determined within 48 hours prior to the applicable Repurchase Date. However, the number of shares to be repurchased by us during any calendar year shall be limited to the number of shares that we can repurchase with the proceeds we receive from the sale of shares under our distribution reinvestment plan, unless our board of directors determines otherwise. We will repurchase shares under this provision of our charter on a pro rata basis in the event that we cannot satisfy all repurchase requests made by our stockholders because of any of the limitations described above.

Importantly, our board of directors will have the right to suspend or terminate any repurchase to be made pursuant to this provision of our charter to the extent that such repurchase would cause us to violate federal law or Maryland law or to the extent that our board of directors determines that it is in our best interest to do so. We are required to promptly notify our stockholders of any changes to this provision of our charter, including any suspension or termination of the provision, through any means reasonably designed to inform our stockholders of such changes.

All requests for redemption must be made in writing and received by us at least five business days prior to the applicable Repurchase Date. You may withdraw your request to have your shares redeemed by submitting a withdrawal request in writing at least five business days prior to the applicable Repurchase Date. We will redeem the shares and pay the redemption price associated therewith on the Repurchase Date. We are required to develop any other procedures necessary to implement this provision of our charter, including the form of repurchase requests stockholders are required to submit to us in connection with each repurchase through any means reasonably designed to inform our stockholders prior to the applicable Repurchase Date.

The requirements contained in this provision of our charter will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for our shares otherwise develops.

All shares to be repurchased must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares, we will not repurchase any such shares.

Repurchase Upon Death or Disability

Our charter provides that in the event of the death or disability of a stockholder, we will, upon request, repurchase such stockholder’s shares, upon the stockholder or the stockholder’s representatives, as applicable, presenting such shares for repurchase regardless of the period the deceased or disabled stockholder has owned such shares. However, we will not be obligated to repurchase such stockholder’s shares if more than two years have elapsed from the date of the applicable death or disability and, in the case of a disability, if the stockholder fails to provide the opinion of the qualified independent physician referred to below. The repurchase price per share to be paid by us to the stockholder or stockholder’s estate, as applicable, will be equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date. As defined in our charter, “disability” means such stockholder suffers a disability for a period of time, as may be determined by our board of directors, and the accuracy of such determination is confirmed by a qualified independent physician from whom such stockholder is required to receive an examination within 30 days following the board of directors’ determination. If such stockholder fails to reasonably cooperate with our board of directors in obtaining the opinion of a qualified independent physician, then our board of directors may, in its reasonable discretion, decide to not make the repurchase.

Importantly, our board of directors will have the right to suspend or terminate any repurchase to be made pursuant to this provision of our charter to the extent that such repurchase would cause us to violate federal law or Maryland law or to the extent that our board of directors determines that it is in our best interest to do so. We are required to promptly notify our stockholders of any changes to this provision of our charter, including any suspension or termination of the provision, through any means reasonably designed to inform our stockholders of such changes.

The requirements contained in this provision of our charter will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market.

All shares to be repurchased must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares, we will not repurchase any such shares.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor, and the 1940 Act requires that a majority of our board of directors be persons other than “interested persons” as defined in the 1940 Act.

Our charter provides that the number of directors will initially be five, which number may be increased or decreased by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than fifteen. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of other business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (i) by or at the direction of the board of directors or (ii) provided that has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company, (ii) amendments to our charter relating to the vote required for certain actions and (iii) the dissolution of the Company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter,

•	Amend the charter (other than as described above);

•	Remove the Adviser and elect a new investment adviser; or

•	Approve or disapprove the sale of all or substantially all of the Company’s assets when such sale is to be made other than in the ordinary course of the Company’s business.

Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, our board of directors may not:

•	Amend the charter in a manner that adversely affects the interests of our stockholders; or

•

Except as permitted by our charter, permit our Adviser to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; and

•	Unless otherwise permitted by law, approve a merger or similar reorganization of our Company.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the Maryland General Corporation Law, our stockholders will not be entitled to exercise appraisal rights unless our board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our Company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our assets from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our Adviser or any affiliate of our Adviser and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. If the appraisal will be included in a prospectus used to offer the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, the appraisal will be filed with the SEC and the states in which the securities are being registered as an exhibit to the registration statement for the offering. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of: (1) accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or (2) one of the following: (i) remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or (ii) receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction: (a) which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the amendment of the charter and our merger or sale of all or substantially all of our assets; (b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor; (c) in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or (d) in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at some time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act, if implemented, would violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three independent directors can elect by resolution of the board of directors to be subject to some corporate governance provisions notwithstanding any provision in the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding any contrary provision in the charter or bylaws.

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the exclusive power to fix the number of directors;

•	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast generally in the election of directors; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy will serve for the remainder of the full term of the directorship and until his or her successor is elected and qualifies.

Pursuant to our charter, we have elected to provide that all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the 1940 Act and to the provisions of any class or series of preferred stock established by the board.

Reports to Stockholders

We will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system. Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders of record within 120 days after the end of each fiscal year. Additionally, these reports will be available upon filing on the SEC’s website at www.sec.gov and on our website at www.HinesSecurities.com.

In your subscription agreement you authorize us to provide prospectuses, prospectus supplements, annual reports and other information (documents) electronically. Unless you elect in the appropriate place in your subscription agreement to receive documents in paper form by mail, all documents will be provided electronically. You must have internet access to use electronic delivery. We may impose additional charges upon investors who elect to receive documents by mail to defray the cost of mailing paper documents. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may opt to receive paper documents at any time. However, in order for us to be properly notified, your election must be given to us a reasonable time. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. In addition, promptly following the payment of distributions to stockholders of record residing in Maryland, we will send a notice to Maryland stockholders including information regarding the source(s) of such stockholder distributions.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors with respect to an investment in shares of our common stock. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of shares of our common stock under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code commencing with the first taxable year in which we hold our initial closing. As a RIC, we generally will not be subject to corporate-level U.S.

federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year (or, if we so elect, for the calendar year) and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations (any such corporation, a “Taxable Subsidiary”) to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a Taxable Subsidiary generally will be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 15% through 2012) provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 15% through 2012 in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax (at a maximum rate of 15% through 2012) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of, shares of our common stock.

A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a noncorporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. While we anticipate that we will constitute a publicly offered RIC after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding (at a rate of 28% through 2012), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

For taxable years beginning after December 31, 2013, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on dividends received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. In addition, for taxable years beginning after December 31, 2014, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on proceeds of sale in respect of our stock received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. We will not pay any additional amounts in respect of any amounts withheld.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust, or a partnership with at least one noncorporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty)

to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. For taxable years beginning before 2012, however, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the U.S. for more than the 182 day period only applies in exceptional cases because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the U.S.), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a noncorporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

For taxable years beginning after December 31, 2013, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on dividends received by certain Non-U.S. stockholders. In addition, for taxable years beginning after December 31, 2014, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30% rate will be imposed on proceeds of sale in respect of shares of our common stock received by certain Non-U.S. stockholders. If payment of withholding taxes is required, Non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 15% through 2012). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 10-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and to pay the corporate-level tax on such built-in gain.

Sunset of Reduced Tax Rate Provisions

Certain tax laws providing for certain reduced tax rates described herein are subject to sunset provisions. The sunset provisions generally provide that for taxable years beginning after December 31, 2012, certain provisions that are currently in the Code will revert back to a prior version of those provisions. Such provisions include those related to the reduced maximum income tax rates generally applicable to ordinary income, long-term capital gain and qualified dividend income recognized by certain noncorporate taxpayers and certain other tax rate provisions described herein. The impact of this reversion is not discussed herein. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of these sunset provisions on an investment in our common stock.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

State and Local Tax Treatment

The state and local treatment may differ from federal income tax treatment.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will not be permitted to invest in any portfolio company in which our Adviser, Sub-Adviser or any of their affiliates currently have an investment or to make any co-investments with our Adviser, Sub-Adviser or any of their affiliates without an exemptive order from the SEC.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the U.S.;

b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks Relating to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We, our Advisers and our Dealer Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached these codes of ethics as exhibits to the registration statement of which this prospectus is a part. You may also read and copy, after paying a duplication fee, the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549, or by making an electronic request to the following email address: publicinfo@sec.gov. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and our Adviser will adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our board of directors will be required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated Susan Dudley as our chief compliance officer.

Proxy Voting Policies and Procedures

We anticipate delegating our proxy voting responsibility to our Adviser. The proxy voting policies and procedures that we anticipate that our Adviser will follow are set forth below. The guidelines will be reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, HMS Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of HMS Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

HMS Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although HMS Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of HMS Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how HMS Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Financial Officer, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, or by calling the Company at (888) 220-6121. Also, the SEC maintains a website at www.sec.gov that contains such information.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•

pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

General

We are offering a maximum of 150,000,000 shares of our common stock to the public at an initial offering price of $10.00 per share, except as provided below, through Hines Securities, Inc., the dealer manager. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The offering of shares of our common stock will terminate on or before             , 2014, which is two years after the effective date of this offering, unless we elect to extend it to a date no later than             , 2015. This offering must be registered in every state in which we offer or sell shares.

Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

After holding our initial closing we will offer our shares on a continuous basis at an initial offering price of $10.00; however, to the extent our net asset value per share increases after commencement of the offering, we will increase the offering price to that price per share, after deduction of selling commissions and dealer manager fees, that will be equal to our net asset value per share. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a fixed dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.HinesSecurities.com.

We will offer shares of our common stock on a continuous basis. Subject to the requirements of state securities regulators with respect to sales to residents of their states, there is no minimum number of shares required to be sold in this offering. Therefore, we intend to have our initial closing as soon as practicable after the effective date of the registration statement of which this prospectus is a part, and we expect to accept subscriptions at semi-monthly closings in which we admit new stockholders until the conclusion of this offering. Shares pursuant to our distribution reinvestment plan will be issued on the same date that we hold our first closing of the month. All subscription payments will be placed in a segregated account and will be held in trust for our subscribers’ benefit, pending release to us at the next scheduled semi-monthly closing.

About the Dealer Manager

We expect to engage Hines Securities, Inc. as our dealer manager. Hines Securities, Inc. is a member firm of the Financial Industry Regulatory Authority, or FINRA. Hines Securities, Inc. was organized on 2003 for the purpose of participating in and facilitating the distribution of securities of programs sponsored by Hines, its affiliates and its predecessors. Hines Securities, Inc. is indirectly owned by an affiliate of Hines. Hines Securities, Inc. is the dealer manager or is named in the registration statement as dealer manager in two offerings, including two offerings in which Hines is the sole sponsor, that are effective.

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager will receive selling commissions of 7.0% of the gross proceeds of shares sold in the offering. The dealer manager will also receive a dealer manager fee up to 3.0% of the gross offering proceeds as compensation for managing and coordinating the offering, working with the selected broker-dealers and providing sales and marketing assistance.

We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may also re-allow to any selected broker-dealer a portion of its dealer manager fee as a marketing fee in an amount up to 1.5% of gross proceeds from the offering of our common stock during our offering period of shares sold in the offering by such selected broker-dealer; and may pay out of its dealer manager fee up to an additional 1.0% of gross offering proceeds from the sales of shares sold in the offering by such broker-dealer, as reimbursement for distribution and marketing-related costs and expenses, such as, fees and costs associated with attending or sponsoring conferences and technology costs. The amount of the reallowance will be based on factors such as the prior or projected volume of sales and the amount of marketing assistance and the level of marketing support provided by the selected broker-dealer, in the past and anticipated to be provided in this offering. In addition, our dealer manager may incur the expense of training and education meetings, business gifts and travel and entertainment expenses which comply with the FINRA Rules. The dealer manager will use the portion of its dealer manager fee that it does not re-allow to selected broker-dealers to pay commissions and salaries of its registered persons participating in this offering.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon an abrupt termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds 10% of our gross offering proceeds (excluding proceeds from the sale of shares under our distribution reinvestment plan), then the dealer manager will pay to us an amount equal to the underwriting compensation in excess of 10%.

We will also reimburse our Adviser for all actual issuer costs incurred by our Adviser and its affiliates in connection with this offering and our organization; provided that the aggregate of such costs, shall not exceed an aggregate of 1.5% of the gross proceeds from the offering of our common stock during our offering period. Such issuer costs will include our reimbursements to the dealer manager and selected broker-dealers for bona fide out-of-pocket itemized and detailed due diligence expenses incurred by selected broker-dealers and their personnel when visiting our office to verify information relating to us and this offering and, in some cases, reimbursement of the allocable share of actual out-of-pocket employee expenses of internal due diligence personnel of the selected broker-dealers conducting due diligence on the offering. These due diligence reimbursements are not considered part of the 10% underwriting compensation under FINRA Rule 2310(b)(4)(B)(vii), so long as they are included in a detailed and itemized invoice, although they are considered an organization and offering expense, which cannot exceed 15% of the offering proceeds.

Other than these fees, we may not pay referral or similar fees to any professional or other person in connection with the distribution of the shares in this offering.

We have agreed to indemnify the selected broker-dealers, including the dealer manager and selected registered investment advisors, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. However, the SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and is unenforceable. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

We will not pay any selling commissions in connection with the sale of shares to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating brokers to reduce the amount of selling commissions payable with respect to the sale of their shares down to zero (i) if the investor has engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (ii) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the commissions payable in connection with such transaction. Neither our dealer manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in our shares.

We will not pay selling commissions in connection with the sale of our common stock to one or more soliciting dealers and to their respective officers and employees and some of their respective affiliates who request and are entitled to purchase common stock net of selling commissions.

It is illegal for us to pay or award any commissions or other compensation to any person engaged by you for investment advice as an inducement to such advisor to advise you to purchase our common stock; however, nothing herein will prohibit a registered broker-dealer or other properly licensed person from earning a sales commission in connection with a sale of the common stock.

Special Discounts

Our officers and directors and their immediate family members, as well as officers and employees of our Adviser and our Sub-Adviser and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings), Friends, and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering without being subject to any selling commissions or dealer manager fees. “Friends” mean those individuals who have had long standing business and/or personal relationships with our officers and directors. There is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees (and their spouses, parents, and minor children) of selected participating broker-dealers, sales made by certain selected participating broker-dealers at the discretion of the dealer manager, sales in wrap accounts managed by participating broker-dealers or their affiliates and sales in managed accounts that are managed by participating broker-dealers or their affiliates.

The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

Volume Discounts

We will offer a reduced share purchase price to “single purchasers” on orders of more than $500,000 and selling commissions paid to Hines Securities, Inc. and participating broker-dealers will be reduced by the amount of the share purchase price discount. The per share purchase price will apply to the specific range of each share purchased in the total volume ranges set forth in the table below. The reduced purchase price will not affect the amount we receive for investment.

For a “Single Purchaser”	Purchase Price per Share in Volume Discount Range(1)	Selling Commission per Share in Volume Discount Range
$2,500 – $500,000.00	$10.00	7.0%

$500,000.01 – $750,000.00	9.90	6.0%

$750,000.01 – $1,000,000.00	9.80	5.0%

$1,000,000.01 – $2,500,000.00	9.70	4.0%

$2,500,000.01 – $5,000,000.00	9.60	3.0%

Over $5,000,000.00	9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, a total subscription amount of $1,250,000 would result in the purchase of 126,535.926 shares at a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 at $10.00 per share=50,000 shares; (7% selling commission + 3% dealer manager fee);

•	$250,000 at $9.90 per share=25,252.525 shares; (6% selling commission + 3% dealer manager fee);

•	$250,000 at $9.80 per share=25,510.204 shares; (5% selling commission + 3% dealer manager fee); and

•	$250,000 at $9.70 per share=25,773.196 shares; (4% selling commission + 3% dealer manager fee).

Subscriptions may be combined for the purpose of determining the volume discounts in the case of subscriptions made by any “purchaser,” as that term is defined below, provided all such shares are purchased through the same broker-dealer. The volume discount shall be prorated among the separate subscribers considered to be a single “purchaser.” Any request to combine more than one subscription must be made in writing submitted simultaneously with your subscription for shares, and must set forth the basis for such request. Any such request will be subject to verification by the dealer manager that all of such subscriptions were made by a single “purchaser.”

For the purposes of such volume discounts, the term “purchaser” includes:

•	an individual, his or her spouse and their children under the age of 21 who purchase the shares for his, her or their own accounts;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code;

•	all commingled trust funds maintained by a given bank; and

•	any person or entity, or persons or entities, acquiring shares that are clients of and are advised by a single investment adviser registered under the Advisers Act.

If a single purchaser described in the categories above wishes to have its orders so combined, that purchaser will be required to request the treatment in writing, which request must set forth the basis for the discount and identify the orders to be combined. Any request will be subject to our verification that all of the orders were made by a single purchaser.

Orders also may be combined for the purpose of determining the commissions payable in the case of orders by any purchaser described in any category above who orders additional shares. In this event, the commission payable with respect to the subsequent purchase of shares will equal the commission per share which would have been payable in accordance with the commission schedule set forth above if all purchases had been made simultaneously.

Notwithstanding the above, the dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer, whereby such selected broker-dealer may aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions, provided that any such aggregate group of subscriptions must be received from such selected broker-dealer. Additionally, the dealer manager may, at its sole discretion, aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions, provided that any such aggregate group of subscriptions must be received from the dealer manager. Any reduction in selling commissions and dealer manager fees would be prorated among the separate subscribers.

In order to encourage purchases of shares of our common stock in excess of 500,000 shares, our dealer manager may, in its sole discretion, agree with a purchaser to reduce the selling commission and the dealer manager fee. However, in no event will the net proceeds to us be affected by such fee reductions. For the purposes of such purchases in excess of 500,000 shares, the term “purchaser” has the same meaning as defined above with respect to volume discount purchases.

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $2,500 and pay such amount at the time of subscription. You should pay for your shares by delivering a check for the full purchase price of the shares, payable to “HMS Income Fund, Inc.” You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely.

By executing the subscription agreement, you will attest, among other things, that you:

•	have received the final prospectus;

•	accept the terms of our charter;

•	meet the suitability requirements described in this prospectus;

•	are purchasing the shares for your own account;

•	acknowledge that there is no public market for our shares; and

•	are in compliance with the USA PATRIOT Act and are not on any governmental authority watch list.

We include these representations in our subscription agreement in order to prevent persons who do not meet our suitability standards or other investment qualifications from subscribing to purchase our shares.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Subject to compliance with Rule 15c2-4 of the Exchange Act, our dealer manager and/or the broker-dealers participating in the offering will promptly submit a subscriber’s check on the business day following receipt of the subscriber’s subscription documents and check. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber’s check will be promptly deposited in compliance with Exchange Act Rule 15c2-4. The proceeds from your subscription will be deposited in a segregated account and will be held in trust for your benefit, pending our acceptance of your subscription.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within 30 days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will mail a confirmation within three days. If for any reason we reject the subscription, we will promptly return the funds and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Investments through IRA Accounts

Community National Bank has agreed to act as an IRA custodian for investors who would like to purchase shares through an IRA. For any accountholder that makes and maintains an investment equal to or greater than $10,000 in shares of our common stock through an IRA for which Community National Bank serves as custodian, we will pay the base fee for such IRA for the first calendar year and an affiliate of Hines will pay the base fee for such IRA for each successive year. Beginning on the date that their accounts are established, all investors will be responsible for any other fees applicable to their accounts with Community National Bank. Further information about custodial services is available through your broker or through our dealer manager. See “Questions and Answers About This Offering — Who can help answer my questions?” for the dealer manager’s contact information.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will file all supplemental sales material with FINRA prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of HMS Income Fund, Inc. and our investment objective;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our Advisers or their affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association, or NASAA, in connection with our continuous offering of common stock under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell their shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) be positioned to reasonably benefit from an investment in our common stock based on such investor’s overall investment objectives and portfolio structuring; (2) be able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) have apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the restrictions on transferability of shares, (e) the background and qualifications of our Advisers and (f) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama — In addition to the suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and other similar investment programs.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California, Michigan, New Mexico and Ohio — In addition to the suitability standards above, an investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $100,000 and annual gross income of $100,000 or (ii) a liquid net worth of $350,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Kansas — The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — Investors who reside in the state of Massachusetts must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Massachusetts investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Nebraska — Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of their net worth in the Issuer. For such investors, net worth should not include the value of one’s home, home furnishings, or automobiles.

New Jersey — Investors who reside in the state of New Jersey must have either (i) a minimum annual gross income of $100,000 and a minimum liquid net worth of $100,000; or (ii) a minimum liquid net worth of $300,000. Additionally, a New Jersey investor’s total investment in this offering and other similar offerings shall not exceed 10% of such investor’s liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

North Dakota — Our shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth and that they meet one of the established suitability standards.

Oklahoma — Purchases by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth (not including home, home furnishings or automobiles).

Tennessee — We must sell a minimum of $15,000,000 worth of shares before accepting subscriptions from residents of Tennessee. In addition, investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Vermont — Investors who reside in the state of Vermont must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Vermont investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

The minimum purchase amount is $2,500 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account.

These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objective and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Our sponsors and those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We intend to explore a potential liquidity event for our stockholders between four and six years following the completion of our offering period. However, we may determine to explore or complete a liquidity event sooner than between four and six years following the completion of our offering period. We will view our offering period as complete as of the termination date of our most recent public equity offering, if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. See “Risk Factors — Risks Relating to this Offering and Our Common Stock — We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.”

A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to explore a potential liquidity event between four and six years following the completion of our offering period, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in our best interest, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by Hines, our Sponsor. In addition to HMS Income Fund, Inc., the Hines group of companies has sponsored the following two other public programs: Hines REIT and Hines Global REIT, neither of which has reached the period in which it expected to consider a liquidation event.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Beginning 12 months after we conduct our initial closing, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly share repurchases, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow our stockholders to sell their shares back to us at a price equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date which shall be the date of the first closing of the month in January, April, July and August unless otherwise determined by the board of directors. All requests for redemption must be made in writing and received by us at least five business days prior to the applicable Repurchase Date. You may withdraw your request to have your shares redeemed by submitting a withdrawal request in writing at least five business days prior to the applicable Repurchase Date. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

Our board of directors has the right to suspend or terminate the share repurchase program to the extent that it determines that it is in our best interest to do so. We will promptly notify our stockholders of any changes to the share repurchase program, including any suspension or termination of it. Moreover, the share repurchase program will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares. There is no assurance that our board of directors will exercise its discretion to conduct a share repurchase program and a share repurchase program will only be conducted when our board of directors determines it is in our best interests to repurchase shares of our common stock.

Our board of directors will consider the following factors, among others, in making its determination regarding whether to commence a share repurchase program and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares of our common stock or portions thereof; and

•	the condition of the securities markets.

The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. There is no assurance that we will repurchase any of your shares pursuant to the share repurchase program or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee in connection with our repurchase of shares under the share repurchase program.

In the event of the death or disability of a stockholder, we will, upon request, repurchase the shares held by such stockholder regardless of the period the deceased or disabled stockholder has owned such shares. The repurchase price per share to be paid by us to the stockholder or stockholder’s estate, as applicable, will equal the net asset value per share, as determined within 48 hours prior to the Repurchase Date. However, we will not be obligated to repurchase shares if more than two years have elapsed since the date of the death or disability of the stockholder and, in the case of a disability, if the stockholder fails to provide the opinion of the qualified independent physician referred to below. For purposes of this repurchase right, a disability will be deemed to have occurred when a stockholder suffers a disability for a period of time, as determined by our board of directors and confirmed by a qualified independent physician. Our board of directors will have no obligation to repurchase shares if it would cause us to violate federal law or Maryland law. Moreover, our board of directors has the right to suspend or terminate this repurchase right to the extent that it determines that it is in our best interest to do so. Finally, this repurchase right will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

Our charter contains provisions governing our share repurchase program and our repurchase of shares upon the death or disability of a stockholder. For a more detailed discussion of these provisions, see “Description of Our Securities — Limited Repurchase Rights.”

Transfer on death designation. You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of Louisiana or Puerto Rico. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Amegy Bank National Association, whose address is 1221 McKinney Street, Houston, TX 77010. DST Systems Inc. acts as our transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of DST Systems Inc. is 333 W. 11th St. Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our Adviser shall be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, they will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and certain matters with respect to Maryland law will be passed upon by Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2011 and for the period from inception (November 22, 2011) to December 31, 2011, included in this prospectus and elsewhere in the registration statement, have been audited by Grant Thornton LLP, independent registered public accountants, as stated in their report appearing herein. The principal business address of Grant Thornton LLP is 333 Clay St., 2700 Three Allen Center, Houston, TX 77002.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the registration statement being declared effective by the SEC, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of HMS Income Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from HMS Income Fund, Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of our Adviser. It is our policy that only authorized employees of our Adviser who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

If you decide to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about you and your account.

HMS INCOME LLC

HMS Income LLC

Balance Sheet

As of March 31, 2012 and December 31, 2011

(in thousands, except per unit amounts)

(Unaudited)

	March 31, 2012	December 31, 2011
ASSETS

Portfolio investments at fair value:
Non-Control/Non-Affiliate investments (cost: $16,297 and $16,423 as of March 31, 2012 and December 31, 2011)	$16,440	$16,387

Cash and cash equivalents	1,233	942
Interest receivable	54	26
Due from affiliate	294	170
Deferred financing costs (net of accumulated amortization of $9 and $2 as of March 31, 2012 and December 31, 2011)	30	27

Total assets	$18,051	$17,552

LIABILITIES

Accrued organizational expenses	$18	$18
Interest payable to affiliate	19	14
Note payable to affiliate	7,500	7,500

Total liabilities	7,537	7,532

Commitments and contingencies	—	—

NET ASSETS
Membership interest units $.001 par value, 1,111,111 units authorized, issued and outstanding as of March 31, 2012 and December 31, 2011	1	1
Additional paid in capital	9,999	9,999
Accumulated net investment income	395	56

Net unrealized appreciation (depreciation)	119	(36)

Total net assets	10,514	10,020

Total liabilities and net assets	$18,051	$17,552

Net asset value per unit	$9.46	$9.02

See notes to the financial statements.

HMS Income LLC

Statement of Operations

For the Three Months Ended March 31, 2012

(in thousands)

(Unaudited)

INVESTMENT INCOME:

Interest income:
Non-Control/Non-Affiliate investments	$415

Total interest income	415

EXPENSES:
Interest expense	67
Management fee expense	9

Total expenses	76

NET INVESTMENT INCOME	339

NET UNREALIZED APPRECIATION
Portfolio investments	155

Total net unrealized appreciation	155

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$494

See notes to the financial statements.

HMS Income LLC

Statement of Changes in Net Assets

For the Three Months Ended March 31, 2012

(in thousands, except number of units)

(Unaudited)

	Membership Interests
	Number of Units	Par Value	Additional Paid-In Capital	Accumulated Net Investment Income	Net Unrealized Appreciation (Depreciation)	Total Net Assets
January 1, 2012	1,111,111	$1	$9,999	$56	$(36)	$10,020
Net increase resulting from operations	—	—	—	339	155	494

Balance at March 31, 2012	1,111,111	$1	$9,999	$395	$119	$10,514

See notes to the financial statements.

HMS Income LLC

Statement of Cash Flows

For the Three Months Ended March 31, 2012

(in thousands)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations	$494
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net unrealized (appreciation)	(155)
Amortization of deferred financing costs	7
Accretion of original issue discount	(8)
Net payment-in-kind interest accrual	(16)

Changes in other assets and liabilities

Interest Receivable	(28)
Due from affiliate	(124)
Interest payable to affiliate	5

Net cash provided by operating activities	175

CASH FLOWS FROM INVESTING ACTIVITIES
Principal payments received on loans and debt securities in portfolio companies	126

Net cash provided by investing activities	126

CASH FLOWS FROM FINANCING ACTIVITIES
Payment of deferred financing costs	(10)

Net cash used in financing activities	(10)

Net increase in cash and cash equivalents	291

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF PERIOD	942

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	$1,233

See notes to the financial statements.

HMS Income LLC

Schedule of Investments

As of March 31, 2012

(dollars in thousands)

(Unaudited)

Portfolio Company / Type of Investment (1)	Industry	Principal (5)	Cost (5)	Fair Value
Academy, Ltd, LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity – August 3, 2018) (6)	Sporting Goods Retailer	$1,995	$1,987	$2,007
Ipreo Holdings LLC, LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity – August 5, 2017) (6)	Software Solutions	746	732	735
Metropolitan Health Networks, Inc., LIBOR Floor of 1.75% Plus 11.75%, Current Coupon 13.50%, Subordinated Debt (Maturity – October 4, 2017) (6)	Primary Care Network	750	735	735
Multiplan, Inc., LIBOR Plus 3.25%, Current Coupon 4.75%, Secured debt (Maturity – August 26, 2017) (6)	Healthcare Preferred Provider Organization	736	736	731
NAPCO Precast, LLC, 18.00% Secured Debt (Maturity – February 1, 2013)	Precast Concrete Manufacturing	750	750	750
National Healing Corporation, LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity – November 30, 2017) (6)	Wound Care Services	748	711	741
NRI Clinical Research, LLC, 14.00% Secured Debt (Maturity – September 8, 2016)	Clinical Research	718	718	718
Olympus Building Services, Inc., 12.00% Secured Debt (Including PIK) (Maturity – March 27, 2014) (7)	Custodial/Facilities Services	755	750	755
Pacific Architects and Engineers Incorporated, LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity – April 4, 2017) (6)	Architecture and Engineering Services	705	691	701
Phillips Plastic Corporation, LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity – February 12, 2017) (6)	Custom Plastic and Metal Services	746	739	745
Principle Environmental, LLC, 12.00% Secured Debt (Maturity – February 1, 2016)	Noise Abatement Product/Services	750	750	750
Ulterra Drilling Technologies, L.P., LIBOR Floor of 2% Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity – June 9, 2016) (6)	Oilfield Services	731	717	733
UniTek Global Services, Inc., LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity – April 15, 2018) (6)	Telecommunications	3,482	3,385	3,430
Van Gilder Insurance Corporation, 13.00% Secured Debt (Maturity – January 31, 2016)	Insurance Brokerage	750	750	750
VFH Parent LLC, LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity – July 8, 2016) (6)	Electronic Trading and Market Making	698	684	701
Visant Corporation, Base Rate of 1.25% Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity – December 22, 2016) (6)	School Affinity Products	712	712	696
Zieglers NYPD, LLC, 13.00% Current / Plus 5.00% PIK Secured Debt (Maturity – October 1, 2013) (7)	Casual Restaurant Group	762	750	762

Total Non-Control/Non Affiliate Investments (2) (3) (4) - 100%			$16,297	$16,440

(1)	See Note 3 – Fair Value Hierarchy for Investments for summary geographic location of portfolio companies.
(2)	Control investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.
(3)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments. As of March 31, 2012, the Company did not own any Control investments.
(4)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments. As of March 31, 2012, the Company did not own any affiliate investments.
(5)	Principal is net of payments. Cost is net of payments and accumulated unearned income.
(6)	Index based floating interest rate is subject to contractual minimum interest rates.
(7)	Olympus Building Services Inc, and Ziegler’s NYPD LLC, include $3 and $10 respectively of PIK interest revenue.

See notes to the financial statements.

HMS Income LLC

Schedule of Investments

As of December 31, 2011

(dollars in thousands)

(Unaudited)

Portfolio Company / Type of Investment (1)	Industry	Principal (5)	Cost (5)	Fair Value
Academy, Ltd, LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity – August 3, 2018) (6)	Sporting Goods Retailer	$2,000	$1,992	$1,984
Ipreo Holdings LLC, LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity – August 5, 2017) (6)	Software Solutions	748	734	731
Metropolitan Health Networks, Inc., LIBOR Floor of 1.75% Plus 11.75%, Current Coupon 13.50%, Subordinated Debt (Maturity – October 4, 2017) (6)	Primary Care Network	750	735	735
Multiplan, Inc., LIBOR Plus 3.25%, Current Coupon 4.75%, Secured debt (Maturity – August 26, 2017) (6)	Healthcare Preferred Provider Organization	747	747	713
NAPCO Precast, LLC, 18.00% Secured Debt (Maturity – February 1, 2013)	Precast Concrete Manufacturing	750	750	750
National Healing Corporation, LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity – November 30, 2017) (6)	Wound Care Services	750	713	724
NRI Clinical Research, LLC, 14.00% Secured Debt (Maturity – September 8, 2016)	Clinical Research	750	750	750
Olympus Building Services, Inc., 12.00% Secured Debt (Including PIK) (Maturity – March 27, 2014) (7)	Custodial/Facilities Services	750	750	750
Pacific Architects and Engineers Incorporated, LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity – April 4, 2017) (6)	Architecture and Engineering Services	705	691	684
Phillips Plastic Corporation, LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity – February 12, 2017) (6)	Custom Plastic and Metal Services	750	743	746
Principle Environmental, LLC, 12.00% Secured Debt (Maturity – February 1, 2016)	Noise Abatement Product/Services	750	750	750
Ulterra Drilling Technologies, L.P., LIBOR Floor of 2% Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity – June 9, 2016) (6)	Oilfield Services	741	727	726
UniTek Global Services, Inc., LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity – April 15, 2018) (6)	Telecommunications	3,491	3,393	3,421
Van Gilder Insurance Corporation, 13.00% Secured Debt (Maturity – January 31, 2016)	Insurance Brokerage	750	750	750
VFH Parent LLC, LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity – July 8, 2016) (6)	Electronic Trading and Market Making	750	736	753
Visant Corporation, Base Rate of 1.25% Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity – December 22, 2016) (6)	School Affinity Products	712	712	670
Zieglers NYPD, LLC, 13.00% Current / Plus 5.00% PIK Secured Debt (Maturity – October 1, 2013) (7)	Casual Restaurant Group	750	750	750

Total Non-Control/Non Affiliate Investments (2) (3) (4) - 100%			$16,423	$16,387

(1)	See Note 3 – Fair Value Hierarchy for Investments for summary geographic location of portfolio companies.
(2)	Control investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. As of December 31, 2011, the Company did not own any control investments.
(3)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments. As of December 31, 2011 the Company did not own any affiliate investments.
(4)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(5)	Principal is net of payments. Cost is net of payments and accumulated unearned income.
(6)	Index based floating interest rate is subject to contractual minimum interest rates.
(7)	Olympus Building Services Inc, and Ziegler’s NYPD LLC, include $1 and $2 respectively of PIK interest revenue.

See notes to the financial statements.

HMS Income LLC

Notes to the Financial Statements

(Unaudited)

Note 1. Principal Business and Organization

HMS Income LLC (the “Company”) was formed under the limited liability company act of the State of Maryland on November 22, 2011. The Company is a newly organized specialty finance company formed to make debt and equity investments in middle market companies. On December 12, 2011, an affiliate of Hines Interests Limited Partnership (“Hines”) and an unaffiliated investor purchased 1,111,111 units of membership interest in the Company for a price of $9.00 per unit which represents the anticipated public offering price in the Offering of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share, pursuant to a private placement, for an aggregate of $10.0 million. Simultaneous with that initial capitalization, the Company entered into a senior secured single advance term loan credit facility with Main Street Capital Corporation (“Main Street”) in the committed principal amount of $7.5 million (the “Main Street Facility”). On December 12, 2011, the Company fully drew the entire amount of the committed principal amount under the credit facility and acquired from Main Street approximately $16.5 million of investments utilizing its initial equity investment and proceeds from the credit facility.

The Company expects to merge with and into HMS Income Fund Inc., a Maryland corporation (“HMS Inc.”) immediately prior to the commencement of HMS Inc.’s initial public offering (the “Offering”). HMS Inc. will be the surviving entity following this merger, pursuant to the Agreement of Plan and Merger and the Articles of Merger. HMS Inc. intends to be an externally managed, non-diversified closed-end investment company that intends to elect to be treated as a business development company (“BDC”), under the Investment Company Act of 1940 (the “1940 Act”), and that intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Articles of Merger provide that within 48 hours prior to the merger a properly-constituted board of directors (with a majority of non-interested members) of HMS Inc. will determine the fair value of the initial portfolio held by HMS Income LLC. The Agreement of Plan and Merger also provides that the outstanding HMS Income LLC units of membership interest will be converted into the number of shares of common stock in HMS Inc. that will equal $9.00 per share (based on the $10.00 per share initial offering price less the 10% sales load not incurred) based on net asset value of HMS Income LLC determined at the time of the merger transaction by the board of directors of HMS Inc.

The business of HMS Inc. is expected to be managed by HMS Adviser LP (“The Adviser”), an affiliate of Hines pursuant to an Investment Advisory Agreement that is expected to be entered into prior to the commencement of the Offering. The Adviser expects to engage a subsidiary of Main Street Capital Corporation (“The Sub-Adviser”) to perform certain responsibilities pursuant to an Investment Sub-Advisory Agreement that is expected to be entered into prior to the commencement of the Offering.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X , the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle occurs if the Company owns a controlled operating company that provides all or substantially all of its services directly to the Company or an investment company of the Company. None of the investments made by the Company qualify for this exception. Therefore, the Company’s portfolio investments are carried on the balance sheet at fair value, as discussed below, with any adjustments to fair value recognized as “Net Unrealized Appreciation (Depreciation)” on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

Use of Estimates

The preparation of the financial statements require the Company to make estimates and judgments that affect the reported amounts and disclosures of assets, liabilities and contingencies as of the date of the financial statements and accompanying notes. The Company evaluates its assumptions and estimates on an ongoing basis. The Company bases its estimates on historical experience and on various other assumptions that the Company believes to be reasonable under the circumstances. Additionally, application of the Company’s accounting policies involves exercising judgments regarding assumptions as to future uncertainties. Actual results may differ from these estimates under different assumptions or conditions.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to nominate greater than 50% of the board representation, (b) “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to nominate greater than 50% of the board representation, (c) Non-Control/Non-Affiliate Investments are defined as investments that are neither Control Investments nor Affiliated Investments. As of March 31, 2012 and December 31, 2011, all of the Company’s investments were classified as Non-Control / Non-Affiliate Investments.

Valuation of Portfolio Investments

The Company accounts for its portfolio investments at fair value under the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants. Market participants are defined as buyers and sellers in the principal that are independent, knowledgeable, and willing and able to transact. For those investments in which there is an absence of a principal market, the Company incorporates the income approach to estimate the fair value of its portfolio debt investments primarily through the use of a yield to maturity model.

The Company’s portfolio strategy calls for it to invest in moderately liquid securities issued by private companies. These securities are also defined herein as lower middle market investments (“LMM”). These portfolio investments may be subject to restrictions on resale and will generally have no established trading market or generally have established markets that are inactive. The Company determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820. The Company reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. In addition, the Company generally uses observable inputs such as quoted prices in the valuation process. The Company’s valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, “control” investments represent equity and debt securities for which the Company has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company’s board of directors. As of March 31, 2012, the Company has not made any investments which it believes are “control investments”.

For valuation purposes, “non-control” portfolio investments are composed of debt and equity securities for which the Company does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company’s board of directors. For those non-control portfolio investments in which market quotations are generally readily available, the Company primarily uses observable inputs such as third party quotes or other independent pricing to determine the fair value of those investments. As of March 31, 2012, the Company has not made any investments in equity securities.

For those non-control portfolio investments in which market quotations are generally not readily available, the Company uses the income approach to value its debt investments. For non-control debt investments, the Company determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The Company’s estimate of the expected repayment date of a debt security is generally the legal repayment date of the instrument as the Company generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The Company will use the value determined by the yield analysis as the fair value for that security. Additionally, it is the Company’s position that assuming a borrower is outperforming underwriting expectations and because these respective investments do not contain pre-payment penalties, the borrower would most likely prepay or refinance the borrowing at a lower rate. Therefore, the Company does not believe that a market participant would pay a premium for the investment. Also, because of the Company’s general intent to hold its loans to repayment, the Company does not believe that the fair value of the investment should be adjusted in excess of the face amount.

For valuation purposes, all of the Company’s portfolio investments made to date are non-control investments and are comprised of securities for which the Company does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. For those non-control portfolio investments in which market quotations are generally readily available, the Company primarily uses observable inputs such as third party quotes or other independent pricing of identical or similar assets in non-active markets to determine the fair value of those investments. For those non-control portfolio investments in which market quotations are generally not readily available, the Company uses a combination of the market and income approaches to value its equity investments and uses the income approach to value its debt investments.

Due to the inherent uncertainty in the valuation process, the Company’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. The Company estimates the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

The Company uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

The Company believes its portfolio investments as of March 31, 2012 and December 31, 2011 approximate fair value based on the market in which the Company operates and other conditions in existence at those reporting periods.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

Interest Income

Interest income is recorded on the accrual basis to the extent amounts are expected to be collected. Accrued interest is evaluated periodically for collectability. When a debt security becomes 90 days or more past due, and the Company does not expect the debtor to be able to service all of its debt or other obligations, the debt security will generally be placed on non-accrual status and the Company will cease recognizing interest income on that debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a debt security’s status significantly improves regarding the debtor’s ability to service the debt or other obligations, or if a debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

The Company holds two debt instruments in its investment portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Subsequent to the Company being merged into HMS Inc. and to maintain HMS Inc.’s RIC treatment this non-cash source of income may need to be paid out to stockholders in the form of distributions, even though HMS Inc. may not have collected the PIK interest in cash.

As of March 31, 2012 and December 31, 2011, the Company did not have any investments on non-accrual status. Additionally, the Company is not aware of any material changes to the creditworthiness of the borrowers. Moreover, to date no investment has been restructured in any way.

Unearned Income – Original Issue Discount

The Company purchased some of its debt investments for less than their respective principal values. At acquisition, a discount is recorded and accreted into interest income using the effective interest method over the life of the debt. The actual collection of this discount may be deferred until the time of debt principal repayment. For the three month period ended March 31, 2012, the Company accreted $8,000 into interest income.

Net Unrealized Appreciation

The net unrealized appreciation reflects the net change in the valuation of the investment portfolio.

Deferred Financing Costs

Financing costs incurred in connection with the Company’s revolving credit facility have been capitalized and amortized to interest expense using the straight-line method over the life of the facility, which the Company believes is materially consistent with the effective interest method of amortization of the costs. Further, additional financing costs have been incurred in connection with a potential future credit facility, which have also been capitalized. For the three months ended March 31, 2012, the Company amortized $7,000 to interest expense related to deferred financing costs.

Organizational and Offering Costs

Upon the execution of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, HMS Inc. will reimburse the Adviser and Sub-Adviser for any organizational expenses and offering costs that are paid on HMS Inc.’s behalf, which consist of, among other costs, expenses of our organization, actual legal, accounting, bona fide out-of-pocket itemized and detailed due diligence costs, printing, filing fees, transfer agent costs, postage, escrow fees, data processing fees, advertising and sales literature and other offering-related costs. Pursuant to the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Adviser will be responsible for the payment of offering costs to the extent they exceed 1.5% of the aggregate gross proceeds from offerings of HMS Inc.’s common stock during the offering period. Therefore, HMS Inc. does not have an obligation to reimburse the Adviser and Sub-Advisor for any offering costs until the Investment Advisory Agreement and Investment Sub-Advisory Agreements are executed and it achieves its minimum offering requirements and will not record offering costs within its financial statements until that time. Organizational expenses, such as costs associated with the formation of HMS Inc. and its board of directors are expensed as incurred. Offering costs will be recorded as an offset to additional paid-in capital. As of March 31, 2012 and December 31, 2011, the Adviser and Sub-Adviser incurred approximately $1.1 million and $911,000, respectively, of offering costs on HMS Inc.’s behalf, which were not recorded in the Company’s financial statements.

Concentration of Credit Risk

The Company has cash and cash equivalents deposited in a financial institution in excess of federally insured levels. Management regularly monitors the financial stability of these financial institutions in an effort to manage the Company’s exposure to any significant credit risk in cash and cash equivalents. The Federal Deposit Insurance Corporation (the “FDIC”) generally only insures limited amounts per depositor per insured bank, however, the FDIC provides for an unlimited amount of insurance on non-interest bearing accounts.

Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, accounts receivable from affiliates, interest payable to affiliates and other accrued expenses and liabilities approximate the fair values of such items.

Recent Accounting Pronouncements

In May 2011, the FASB issued guidance that expands the existing disclosure requirements for fair value measurements, primarily for Level 3 measurements, which are measurements based on unobservable inputs such as the Company’s own data. This guidance is largely consistent with current fair value measurement principles with few exceptions that do not result in a change in general practice. The Company adopted this guidance beginning January 1, 2012 which resulted in enhanced fair value disclosures presented in Note 3. The adoption of this guidance did not have a significant impact on the Company’s financial condition and results of operations.

Note 3 — Fair Value Hierarchy for Investments

Fair Value Hierarchy

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). The Company conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

The Company’s investment portfolio at March 31, 2012 and December 31, 2011 was comprised exclusively of debt securities. The fair value determination for these investments primarily consisted of both observable (Level 2) and unobservable inputs (Level 3). The fair value determination of the Level 3 securities required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

The following table presents fair value measurements of investments, by major class, as of at March 31, 2012 according to the fair value hierarchy (in thousands).

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Secured Debt	$—	$11,221	$4,484	$15,705
Subordinated Debt	—	735	—	735

Total	$—	$11,956	$4,484	$16,440

The following table presents fair value measurements of investments, by major class, as of at December 31, 2011 according to the fair value hierarchy (in thousands).

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Secured Debt	$—	$11,152	$4,500	$15,652
Subordinated Debt	—	735	—	735

Total	$—	$11,887	$4,500	$16,387

The following table presents fair value measurements of investments segregated by the level within the fair value hierarchy as of March 31, 2012 (in thousands).

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$4,484	$—	$—	$4,484
Private placement investments	11,956	—	11,956	—

Total portfolio investments	$16,440	$—	$11,956	$4,484

The following table presents fair value measurements of investments segregated by the level within the fair value hierarchy, as of December 31, 2011 (in thousands).

	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$4,500	$—	$—	$4,500
Private placement investments	11,887	—	11,887	—

Total portfolio investments	$16,387	$—	$11,887	$4,500

The following table presents the significant unobservable input of the Level 3 investments as of March 31, 2012 (in thousands).

	Fair Value	Valuation Technique	Significant Unobservable Input
LMM portfolio investments	$4,484	Discounted Cash Flow	Weighted Average Discount Rate - 13.7%

			Expected Principal Recovery – 100%

The following table presents the significant unobservable input of the Level 3 investments as of December 31, 2011 (in thousands).

	Fair Value	Valuation Technique	Significant Unobservable Input
LMM portfolio investments	$4,500	Discounted Cash Flow	Weighted Average Discount Rate - 13.7%

			Expected Principal Recovery – 100%

The significant unobservable input utilized in the determination of the fair value of the LMM portfolio investments is the discount rate utilized in the discounted cash flow approach. The use of a higher discount rate would result in a lower fair value, and conversely the use of a lower discount rate would result in a higher fair value. Please see the discussion above regarding the factors that were considered in the determination of the appropriate discount to utilize in the valuation of these securities.

The following table provides a summary of changes in fair value of the Company’s Level 3 portfolio investments for the three months ended March 31, 2012 (in thousands):

	January 1, 2012 Fair Value	Payment-in- Kind Interest Accrual	New Investments	Redemptions/ Repayments/ Exits	Net Unrealized Appreciation (Depreciation)	March 31, 2012 Fair Value
LMM portfolio investments	$4,500	$16	$—	$(32)	$—	$4,484

Total	$4,500	$16	$—	$(32)	$—	$4,484

For the three months ended March 31, 2012, there were no transfers between Level 2 and Level 3 portfolio investments.

Portfolio Investment Composition

The composition of the Company’s investments as of March 31, 2012, at cost and fair value were as follows (in thousands):

	Investments at Cost	Cost of Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Secured Debt	$15,562	95.5%	$15,705	95.5%
Subordinated Debt	735	4.5%	735	4.5%

Total	$16,297	100.0%	$16,440	100.0%

The composition of the Company’s investments as of December 31, 2011, at cost and fair value were as follows (in thousands):

	Investments at Cost	Cost of Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Secured Debt	$15,688	95.5%	$15,652	95.5%
Subordinated Debt	735	4.5%	735	4.5%

Total	$16,423	100.0%	$16,387	100.0%

The composition of the Company’s investments by geographic region of the United States as of March 31, 2012, at cost and fair value were as follows (in thousands):

	Investments at Cost	Cost of Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Northeast	$7,690	47.2%	$7,750	47.2%
Southwest	4,954	30.4%	5,001	30.4%
West	1,468	9.0%	1,468	8.9%
Southeast	1,446	8.9%	1,476	9.0%
Midwest	739	4.5%	745	4.5%

Total	$16,297	100.0%	$16,440	100.0%

The composition of the Company’s investments by geographic region of the United States as of December 31, 2011, at cost and fair value were as follows (in thousands):

	Investments at Cost	Cost of Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Northeast	$7,763	47.3%	$7,722	47.1%
Southwest	4,969	30.3%	4,960	30.2%
West	1,500	9.1%	1,500	9.2%
Southeast	1,448	8.8%	1,459	8.9%
Midwest	743	4.5%	746	4.6%

Total	$16,423	100.0%	$16,387	100.0%

The composition of the Company’s total investments by industry as of March 31, 2012, at cost and fair value were as follows:

Cost:	March 31, 2012
Construction & Engineering	25.4%
Professional & Business Services	13.2%
Retailing	12.2%
Oil & Gas Equipment & Services	9.0%
Diversified Support Services	4.6%
Insurance Brokers	4.6%
Restaurants	4.6%
Chemicals	4.5%
Managed Health Care	4.5%
Textile and Apparel Manufacturing	4.4%
Health Care Facilities	4.4%
Health Care Services	4.4%
Financial Services	4.2%

100.0%

Fair Value:	March 31, 2012
Construction & Engineering	25.4%
Professional & Business Services	13.2%
Retailing	12.2%
Oil & Gas Equipment & Services	9.0%
Diversified Support Services	4.6%
Insurance Brokers	4.6%
Restaurants	4.6%
Chemicals	4.5%
Managed Health Care	4.5%
Health Care Facilities	4.5%
Health Care Services	4.4%
Financial Services	4.3%
Textile and Apparel Manufacturing	4.2%

100.0%

The composition of the Company’s total investments by industry as of December 31, 2011, at cost and fair value were as follows:

Cost:	December 31, 2011
Construction & Engineering	25.2%
Professional & Business Services	13.2%
Retailing	12.1%
Oil & Gas Equipment & Services	9.0%
Health Care Services	4.6%
Diversified Support Services	4.6%
Insurance Brokers	4.6%
Restaurants	4.6%
Chemicals	4.5%
Managed Health Care	4.5%
Financial Services	4.5%
Textile and Apparel Manufacturing	4.3%
Health Care Facilities	4.3%

100.0%

Fair Value:	December 31, 2011
Construction & Engineering	25.4%
Professional & Business Services	13.0%
Retailing	12.1%
Oil & Gas Equipment & Services	9.0%
Financial Services	4.6%
Health Care Services	4.6%
Diversified Support Services	4.6%
Insurance Brokers	4.6%
Restaurants	4.6%
Chemicals	4.5%
Managed Health Care	4.5%
Health Care Facilities	4.4%
Textile and Apparel Manufacturing	4.1%

100.0%

Note 4 — Borrowings

The Company entered into a loan agreement with Main Street for a $7.5 million senior secured single advance term loan credit facility on December 12, 2011. Interest on outstanding borrowings is payable at a floating rate equal to LIBOR plus a margin of 3.0%. As of March 31, 2012 and December 31, 2011, this rate was 3.2% and 3.3%, respectively. Borrowings under the credit facility are secured by all of the Company’s assets and a pledge of equity ownership interests of any future subsidiaries of the Company. As of March 31, 2012, the Company estimated that the fair value of its notes payable, which had a carrying value of $7.5 million was $7.5 million.

The loan agreement contains affirmative and negative covenants usual and customary for leveraged financings, including covenants to provide information to Main Street on a regular basis, preserve the Company’s corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with its investment objectives and strategies. Additionally, the loan agreement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the borrower; (iii) a material adverse change in the Company’s business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. The Company is not aware of any instances of noncompliance with covenants related to this loan agreement as of March 31, 2012.

On May 24, 2012, the Company entered into a $15 million senior secured revolving credit facility with Capital One, National Association (“Capital One”) and immediately borrowed $7 million under the facility. The proceeds were used to repay the Main Street Facility.

Note 5 — Financial Highlights

	Period Ending
Per Share Data:	3/31/2012	12/31/2011
Net asset value at beginning of period	$9.02	$9.00
Net investment income	0.30	0.05
Net change in unrealized appreciation (depreciation) (1)	0.14	(0.03)

Net increase in net assets resulting from operations	0.44	0.02

Net asset value at end of the period	$9.46	$9.02

Shares outstanding at end of period	1,111,111	1,111,111

(1)	Net change in appreciation (depreciation) can change significantly from period to period.

Note 6 — Membership Interest Units

On December 12, 2011, affiliates of Hines purchased 833,333 units of membership interests at $9.00 per unit, which represents the anticipated public offering price in the Offering of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share, pursuant to a private placement, which contributed an aggregate of $7.5 million to the Company. Additionally, an unaffiliated investor purchased 277,778 units of membership interests at $9.00 per share, which contributed an aggregate of $2.5 million to the Company.

Note 7 — Related Party Transactions and Arrangements

Investment Advisory Agreement

As described in Note 1 – Principal Business and Organization, the business of HMS Inc. is expected to be managed by the Adviser (an affiliate of Hines), pursuant to an Investment Advisory Agreement that is expected to be entered into prior to the commencement of the Offering. This agreement states that the Adviser will oversee the management of HMS Inc.’s activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of HMS Inc.’s investment portfolio. Additionally, the Adviser is expected to engage a subsidiary of Main Street pursuant to a Sub-Advisory Agreement to identify, evaluate, negotiate and structure HMS Inc.’s prospective investments, make investment and portfolio management recommendations for approval by the Adviser, monitor HMS Inc.’s investment portfolio and provide certain ongoing administrative services to the Adviser and shall pay Main Street fifty percent (50%) of the management fee and incentive fees described below as compensation for its services.

Pursuant to the Investment Advisory Agreement, HMS Inc. will pay to the Adviser a management fee and incentive fees as compensation for the services described above. The management fee will be calculated at an annual rate of 2% of HMS Inc.’s average gross assets. The management fee will be payable quarterly in arrears, and shall be calculated based on the average value of HMS Inc.’s gross assets at the end of the two most recently completed calendar quarters. The management fee will be expensed as incurred.

The incentive fee will consist of two parts. The first part, referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on pre-incentive fee net investment income for the immediately preceding quarter. The subordinated incentive fee on income will be equal to 20% of HMS Inc.’s pre-incentive fee net investment income for the immediately preceding quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, exceeding 1.875% (7.5% annualized), subject to a “catch up” feature. For purposes of this fee and the subordinated liquidation incentive fee below, adjusted capital means cumulative gross proceeds generated from sales of HMS Inc.’s common stock (including proceeds from HMS Inc.’s distribution reinvestment plan) reduced for non-liquidating distributions, other than distributions of profits, paid to HMS Inc.’s stockholders and amounts paid for share repurchases pursuant to HMS Inc.’s share repurchase program. The subordinated incentive fee on income will be expensed in the quarter in which it is incurred.

The second part of the incentive fee, referred to as the incentive fee on capital gains, shall be an incentive fee on capital gains earned from the portfolio of HMS Inc. and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of HMS Inc.’s incentive fee capital gains, which shall equal HMS Inc’s. realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. During the course of the year, an estimate of the incentive fee on capital gains will be calculated. If it is determined that the incentive fee on capital gains has been earned, it will be expensed as incurred.

As discussed in Note 2 – Organizational and Offering Costs, As of March 31, 2012 and December 31, 2011, the Adviser and Sub-Adviser incurred approximately $1.1 million and $911,000, respectively of offering costs on HMS Inc.’s behalf, which were not recorded in the Company’s financial statements. Pursuant to the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Adviser and Sub-Adviser will be responsible for the payment of organizational and offering expenses to the extent they exceed 1.5% of gross proceeds from the Offering. Additionally, and in accordance with the terms of a Sub-Advisory Agreement, the Adviser and Main Street will share equally all non-reimbursed, organization and offering expenses in excess of $2 million, exclusive of sales and marketing costs incurred by the Adviser and its affiliates. For purposes of this paragraph, sales and marketing costs shall include, among other things, all costs and expenses relating to advertisements and selling literature or brochures, sales meetings, sales training sessions, investor meetings, website hosting and other expenses directly related to the offer and sale of securities by HMS Inc. pursuant to the Offering. Further, the Advisor is providing certain accounting and administrative services on behalf of the Company at no charge.

Note 8 — Subsequent Events

On May 24, 2012, the Company entered into a $15 million senior secured revolving credit facility with Capital One and borrowed $7 million under the facility, which proceeds were used in the repayment of the Main Street Facility. The Capital One facility has an accordion provision allowing increases in borrowings of up to $60 million, for a total facility of up to $75 million, subject to certain conditions. The credit facility is secured by all of the Company’s assets (owned at the time we entered into the facility and those to be subsequently acquired) as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company, which would be joined as guarantors. The facility has a maturity date of May 23, 2015. Interest under the facility will be payable monthly based on either the Base Rate plus 1.50% or LIBOR plus 2.75%, subject to our election. The Base Rate is equal to the greater of: a) the Prime Rate or b) Federal Funds Rate plus .50%

On May 29, 2012, the Company sold to Main Street three first lien senior secured LMM portfolio investments, Zieglers NYPD, LLC, Olympus Building Services, Inc. and Van Gilder Insurance Corporation. These assets were sold at the proportional face amount or par value plus any accrued PIK.

On May 29, 2012, the Company acquired from Main Street three first lien senior secured LMM portfolio investments, AmeriTech College Operations, LLC (“AmeriTech”), California Healthcare Medical Billing, Inc. (“CHMB”) and IRTH Holdings, LLC (“IRTH”), each for $750 thousand. AmeriTech is a technical school focused on training for nursing, medical billing, healthcare administration, and dental assistants. CHMB provides outsourced billing, revenue cycle management, business services, IT and electronic health record technology to physician practices, clinics, and multi-specialty organizations. IRTH is a leading provider of software and services to the underground utility damage prevention industry.

With the authorization of its managers, in May 2012, the Company declared and paid a distribution to its members for the period of April 1, 2012 – May 31, 2012 in the amount of $300 thousand.

The Company has evaluated subsequent events through May 31, 2012 and determined that there have been no other events that have occurred that would require adjustments to the Company’s disclosures in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Directors

HMS Income LLC

We have audited the accompanying balance sheet of HMS Income LLC (a Maryland Limited Liability Company)( the “Company”), including the schedule of investments, as of December 31, 2011 and the related statements of operations, changes in net assets, and cash flows for the period from inception (November 22, 2011) to December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2011, or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HMS Income LLC as of December 31, 2011, and the results of its operations and its cash flows for the period from inception (November 22, 2011) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Houston, Texas

April 27, 2012

HMS Income LLC

Balance Sheet

December 31, 2011

(in thousands, except per unit amounts)

ASSETS
Portfolio investments at fair value:
Non-Control/Non-Affiliate investments (cost: $16,423 as of December 31, 2011)	$16,387

Total portfolio investments (cost $16,423 as of December 31, 2011)	16,387

Cash and cash equivalents	942
Interest receivable	26
Due from affiliate	170
Deferred financing costs (net of accumulated amortization of $2 as of December 31, 2011)	27

Total assets	$17,552

LIABILITIES
Accrued organizational expenses	$18
Interest payable to affiliate	14
Note payable to affiliate	7,500

Total liabilities	$7,532

Commitments and contingencies	—

NET ASSETS
Membership interest units $.001 par value, 1,111,111 units authorized, issued and outstanding	1
Additional paid in capital	9,999
Accumulated net investment income	56
Net unrealized depreciation	(36)

Total net assets	$10,020

Total liabilities and net assets	$17,552

Net asset value per unit	$9.02

See notes to the financial statements.

HMS Income LLC

Statement of Operations

For the Period from inception (November 22, 2011) through December 31, 2011

(in thousands)

INVESTMENT INCOME:

Interest income:
Non-Control/Non-Affiliate investments	$90

Total interest income	90

EXPENSES:
Interest expense	16
Organizational expenses	18

Total expenses	34

NET INVESTMENT INCOME	56

NET UNREALIZED DEPRECIATION
Portfolio investments	(36)

Total net unrealized depreciation	(36)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20

See notes to the financial statements.

HMS Income LLC

Statement of Changes in Net Assets

For the Period from inception (November 22, 2011) through December 31, 2011

(in thousands, except number of units)

	Membership Interests
	Number of Units	Par Value	Additional Paid-In Capital	Accumulated Net Investment Income	Net Unrealized Depreciation	Total Net Assets
Balance at inception (November 22, 2011)	—	$—	$—	$—	$—	$—
Membership interest purchase	1,111,111	1	9,999	—	—	10,000
Net change resulting from operations	—	—	—	56	(36)	20

Balance at December 31, 2011	1,111,111	$1	$9,999	$56	$(36)	$10,020

See notes to the financial statements.

HMS Income LLC

Statement of Cash Flows

For the period from inception (November 22, 2011) through December 31, 2011

(in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$20
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net unrealized depreciation	36
Amortization of deferred financing costs	2

Changes in other assets and liabilities
Interest Receivable	(26)
Due from affiliate	(170)
Interest payable to affiliate	14
Accrued expenses	18

Net cash used in operating activities	(106)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in portfolio companies from affiliate	(9,029)
Principal payments received on loans and debt securities in portfolio companies	106

Net cash used in investing activities	(8,923)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from membership interests purchase	10,000
Payment of deferred financing costs	(29)

Net cash provided by financing activities	9,971

Net increase in cash and cash equivalents	942

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	$942

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Incurrence of note payable upon acquisition of investments	$7,500

See notes to the financial statements.

HMS Income LLC

Schedule of Investments

As of December 31, 2011

(dollars in thousands)

Portfolio Company / Type of Investment (1)	Industry	Principal (5)	Cost (5)	Fair Value
Academy, Ltd, LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity – August 3, 2018) (6)	Sporting Goods Retailer	$2,000	$1,992	$1,984
Ipreo Holdings LLC, LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity – August 5, 2017) (6)	Software Solutions	748	734	731
Metropolitan Health Networks, Inc., LIBOR Floor of 1.75% Plus 11.75%, Current Coupon 13.50%, Subordinated Debt (Maturity – October 4, 2017) (6)	Primary Care Network	750	735	735
Multiplan, Inc., LIBOR Plus 3.25%, Current Coupon 4.75%, Secured debt (Maturity – August 26, 2017) (6)	Healthcare Preferred Provider Organization	747	747	713
NAPCO Precast, LLC, 18.00% Secured Debt (Maturity – February 1, 2013)	Precast Concrete Manufacturing	750	750	750
National Healing Corporation, LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity – November 30, 2017) (6)	Wound Care Services	750	713	724
NRI Clinical Research, LLC, 14.00% Secured Debt (Maturity – September 8, 2016)	Clinical Research	750	750	750
Olympus Building Services, Inc., 12.00% Secured Debt (Including PIK) (Maturity – March 27, 2014) (7)	Custodial/Facilities Services	750	750	750
Pacific Architects and Engineers Incorporated, LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity – April 4, 2017) (6)	Architecture and Engineering Services	705	691	684
Phillips Plastics Corporation, LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity – February 12, 2017) (6)	Custom Plastic and Metal Services	750	743	746
Principle Environmental, LLC, 12.00% Secured Debt (Maturity – February 1, 2016)	Noise Abatement Product/Services	750	750	750
Ulterra Drilling Technologies, L.P., LIBOR Floor of 2% Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity – June 9, 2016) (6)	Oilfield Services	741	727	726
UniTek Global Services, Inc., LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity – April 15, 2018) (6)	Telecommunications	3,491	3,393	3,421
Van Gilder Insurance Corporation, 13.00% Secured Debt (Maturity – January 31, 2016)	Insurance Brokerage	750	750	750
VFH Parent LLC, LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity – July 8, 2016) (6)	Electronic Trading and Market Making	750	736	753
Visant Corporation, Base Rate of 1.25% Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity – December 22, 2016) (6)	School Affinity Products	712	712	670
Zieglers NYPD, LLC, 13.00% Current / Plus 5.00% PIK Secured Debt (Maturity – October 1, 2013) (7)	Casual Restaurant Group	750	750	750

Total Non-Control/Non Affiliate Investments (2) (3) (4) - 100%			$16,423	$16,387

(1)	See Note 3 – Fair Value Hierarchy for Investments for summary geographic location of portfolio companies.
(2)	Control investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. As of December 31, 2011, the Company did not own any control investments.
(3)	Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments. As of December 31, 2011, the Company did not own any affiliate investments.
(4)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(5)	Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.
(6)	Index based floating interest rate is subject to contractual minimum interest rates.
(7)	Olympus Building Services Inc, and Ziegler’s NYPD LLC, include $1, and $2 respectively of PIK interest revenue.

See notes to the financial statements.

HMS Income LLC

Notes to the Financial Statements

(in thousands, except per unit / share information)

Note 1. Principal Business and Organization

HMS Income LLC (the “Company”) was formed under the limited liability company act of the State of Maryland on November 22, 2011. The Company is a newly organized specialty finance company formed to make debt and equity investments in middle market companies. On December 12, 2011, an affiliate of Hines Interests Limited Partnership (“Hines”) and an unaffiliated investor purchased 1,111,111 units of membership interest in the Company for a price of $9.00 per unit which represents the anticipated public offering price in the Offering of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share, pursuant to a private placement, or an aggregate of $10,000. Simultaneous with that initial capitalization, the Company entered into a senior secured single advance term loan credit facility with Main Street Capital Corporation (“Main Street”) in the committed principal amount of $7,500. On December 12, 2011, the Company fully drew the entire amount of the committed principal amount under the credit facility and acquired from Main Street approximately $16,500 of investments utilizing its initial equity investment and proceeds from the credit facility.

The Company expects to merge with and into HMS Income Fund Inc., a Maryland corporation (“HMS Inc.”) immediately prior to the commencement of HMS Inc.’s initial public offering (the “Offering”). HMS Inc. will be the surviving entity following this merger, pursuant to the Agreement of Plan and Merger and the Articles of Merger. HMS Inc. intends to be an externally managed, non-diversified closed-end investment company that intends to elect to be treated as a business development company (“BDC”), under the Investment Company Act of 1940 (the “1940 Act”), and that intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Articles of Merger provide that within 48 hours prior to the merger a properly-constituted board of directors (with a majority of non-interested members) of HMS Inc. will determine the fair value of the initial portfolio held by HMS Income LLC. The Agreement of Plan and Merger also provides that the outstanding HMS Income LLC units of membership interest will be converted into the number of shares of common stock in HMS Inc. that will equal $9.00 per share (based on the $10.00 per share initial offering price less the 10% sales load not incurred) based on net asset value of HMS Income LLC determined at the time of the merger transaction by the board of directors of HMS Inc.

The business of HMS Inc. is expected to be managed by HMS Adviser LP (“The Adviser”), an affiliate of Hines pursuant to an Investment Advisory Agreement that is expected to be entered into prior to the commencement of the Offering. The Adviser has engaged a subsidiary of Main Street Capital Corporation (“The Sub-Adviser”) to perform certain responsibilities pursuant to an Investment Sub-Advisory Agreement that is expected to be entered into prior to the commencement of the Offering.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X , the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle occurs if the Company owns a controlled operating company that provides all or substantially all of its services directly to the Company or an investment company of the Company. None of the investments made by the Company qualify for this exception. Therefore, the Company’s portfolio investments are carried on the balance sheet at fair value, as discussed below, with any adjustments to fair value recognized as “Net Unrealized Depreciation” on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

Use of Estimates

The preparation of the financial statements require the Company to make estimates and judgments that affect the reported amounts and disclosures of assets, liabilities and contingencies as of the date of the financial statements and accompanying notes. The Company evaluates its assumptions and estimates on an ongoing basis. The Company bases its estimates on historical experience and on various other assumptions that the Company believes to be reasonable under the circumstances. Additionally, application of the Company’s accounting policies involves exercising judgments regarding assumptions as to future uncertainties. Actual results may differ from these estimates under different assumptions or conditions.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to nominate greater than 50% of the board representation, (b) “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to nominate greater than 50% of the board representation, (c) Non-Control/Non-Affiliate Investments are defined as investments that are neither Control Investments nor Affiliated Investments. As of December 31, 2011, all of the Company’s investments were classified as Non-Control / Non-Affiliate Investments.

Valuation of Portfolio Investments

The Company accounts for its portfolio investments at fair value under the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification” or “ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants. Market participants are defined as buyers and sellers in the principal that are independent, knowledgeable, and willing and able to transact. For those investments in which there is an absence of a principal market, the Company incorporates the income approach to estimate the fair value of its portfolio debt investments primarily through the use of a yield to maturity model.

The Company’s portfolio strategy calls for it to invest in moderately liquid securities issued by private companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market or generally have established markets that are inactive. The Company determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820. The Company reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. In addition, the Company generally uses observable inputs such as quoted prices in the valuation process. The Company’s valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

For valuation purposes, “control” investments represent equity and debt securities for which the Company has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company’s board of directors. As of December 31, 2011, the Company has not made any investments which it believes are “control investments”.

For valuation purposes, “non-control” portfolio investments are composed of debt and equity securities for which the Company does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company’s board of directors. For those non-control portfolio investments in which market quotations are generally readily available, the Company primarily uses observable inputs such as third party quotes or other independent pricing to determine the fair value of those investments. As of December 31, 2011, the Company has not made any investments in equity securities.

For those non-control portfolio investments in which market quotations are generally not readily available, the Company uses the income approach to value its debt investments. For non-control debt investments, the Company determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. The Company’s estimate of the expected repayment date of a debt security is generally the legal repayment date of the instrument as the Company generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The Company will use the value determined by the yield analysis as the fair value for that security. Additionally, it is the Company’s position that assuming a borrower is outperforming underwriting expectations and because these respective investments do not contain pre-payment penalties, the borrower would most likely prepay or refinance the borrowing at a lower rate. Therefore, the Company does not believe that a market participant would pay a premium for the investment. Also, because of the Company’s general intent to hold its loans to repayment, the Company does not believe that the fair value of the investment should be adjusted in excess of the face amount.

A change in the assumptions that the Company uses to estimate the fair value of its debt securities using the yield analysis could have a significant impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Company may consider other factors in determining the fair value of the debt security such as the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. For valuation purposes, as of December 31, 2011, all of the Company’s portfolio investments are non-control investments and are comprised of securities for which the Company does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company’s board of directors. For those non-control portfolio investments in which market quotations are generally readily available, the Company primarily uses observable inputs such as third party quotes or other independent pricing of identical or similar assets in non-active markets to determine the fair value of those investments. For those non-control portfolio investments in which market quotations are generally not readily available, the Company uses a combination of the market and income approaches to value its equity investments and uses the income approach to value its debt investments.

Due to the inherent uncertainty in the valuation process, the Company’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. The Company estimates the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

The Company uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

The Company believes its portfolio investments as of December 31, 2011 approximate fair value as of this date based on the market in which the Company operates and other conditions in existence at those reporting periods.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

Interest Income

Interest income is recorded on the accrual basis to the extent amounts are expected to be collected. Accrued interest is evaluated periodically for collectability. When a debt security becomes 90 days or more past due, and the Company does not expect the debtor to be able to service all of its debt or other obligations, the debt security will generally be placed on non-accrual status and the Company will cease recognizing interest income on that debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a debt security’s status significantly improves regarding the debtor’s ability to service the debt or other obligations, or if a debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

The Company holds two debt instruments in its investment portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Subsequent to the Company being merged into HMS Inc. and to maintain HMS Inc.’s RIC treatment this non-cash source of income may need to be paid out to stockholders in the form of distributions, even though HMS Inc. may not have collected the PIK interest in cash.

As of December 31, 2011, the Company did not have any investments on non-accrual status. Additionally, the Company is not aware of any material changes to the creditworthiness of the borrowers. Moreover, no investment has been restructured in any way since December 12, 2011.

Net Unrealized Depreciation

The net unrealized depreciation reflects the net change in the valuation of the investment portfolio.

Deferred Financing Costs

Financing costs incurred in connection with the Company’s revolving credit facility have been capitalized and amortized to interest expense using the straight-line method over the life of the facility. For the period from inception (November 22, 2011) through December 31, 2011, the Company amortized $2 to interest expense related to deferred financing costs.

Organizational and Offering Costs

Upon the execution of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, HMS Inc. will reimburse the Adviser and Sub-Adviser for any organizational expenses and offering costs that are paid on HMS Inc.’s behalf, which consist of, among other costs, expenses of our organization, actual legal, accounting, bona fide out-of-pocket itemized and detailed due diligence costs, printing, filing fees, transfer agent costs, postage, escrow fees, data processing fees, advertising and sales literature and other offering-related costs. Pursuant to the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Adviser will be responsible for the payment of offering costs to the extent they exceed 1.5% of the aggregate gross proceeds from offerings of HMS Inc.’s common stock during the offering period. Therefore, HMS Inc. does not have an obligation to reimburse the Adviser and Sub-Advisor for any offering costs until the Investment Advisory Agreement and Investment Sub-Advisory Agreements are executed and it achieves its minimum offering requirements and will not record offering costs within its financial statements until that time. Organizational expenses, such as costs associated with the formation of HMS Inc. and its board of directors are expensed as incurred. Offering costs will be recorded as an offset to additional paid-in capital. As of December 31, 2011, the Adviser and Sub-Adviser incurred approximately $911 of offering costs on HMS Inc.’s behalf, which were not recorded in the Company’s financial statements.

Concentration of Credit Risk

The Company has cash and cash equivalents deposited in a financial institution in excess of federally insured levels. Management regularly monitors the financial stability of these financial institutions in an effort to manage the Company’s exposure to any significant credit risk in cash and cash equivalents. The Federal Deposit Insurance Corporation (the “FDIC”) generally only insures limited amounts per depositor per insured bank, however, the FDIC provides for an unlimited amount of insurance on non-interest bearing accounts.

Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, accounts receivable from affiliates, interest payable to affiliates and other accrued expenses and liabilities approximate the fair values of such items.

Recent Accounting Pronouncements

In May 2011, the FASB issued guidance that expands the existing disclosure requirements for fair value measurements, primarily for Level 3 measurements, which are measurements based on unobservable inputs such as the Company’s own data. This guidance is largely consistent with current fair value measurement principles with few exceptions that do not result in a change in general practice. The guidance will be applied prospectively and will be effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of this guidance is expected to result in enhanced disclosures of our fair value measurements.

Note 3 — Fair Value Hierarchy for Investments

Fair Value Hierarchy

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). The Company conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

The Company’s investment portfolio at December 31, 2011 was comprised exclusively of debt securities. The fair value determination for these investments primarily consisted of both observable (Level 2) and unobservable inputs (Level 3). The fair value determination of the Level 3 securities required one or more of the following unobservable inputs:

•	Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

•	Current and projected financial condition of the portfolio company;

•	Current and projected ability of the portfolio company to service its debt obligations;

•	Type and amount of collateral, if any, underlying the investment;

•	Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

•	Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

•	Pending debt or capital restructuring of the portfolio company;

•	Projected operating results of the portfolio company;

•	Current information regarding any offers to purchase the investment;

•	Current ability of the portfolio company to raise any additional financing as needed;

•	Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

•	Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

•	Qualitative assessment of key management;

•	Contractual rights, obligations or restrictions associated with the investment; and

•	Other factors deemed relevant.

The following table presents fair value measurements of investments, by major class, as of at December 31, 2011 according to the fair value hierarchy (dollars in thousands).

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Secured Debt	$—	$11,152	$4,500	$15,652
Subordinated Debt	—	735	—	735

Total	$—	$11,887	$4,500	$16,387

The following table provides a summary of changes in fair value of the Company’s Level 3 portfolio investments for the period from inception (November 22, 2011) through December 31, 2011:

	November 22, 2011 Fair Value	Accretion of Unearned Income	New Investments	Redemptions/ Repayments/ Exits	Net Unrealized Appreciation (Depreciation)	December 31, 2011 Fair Value
Debt	$—	$—	$4,500	$—	$—	$4,500

Total	$—	$—	$4,500	$—	$—	$4,500

Portfolio Investment Composition

The composition of the Company’s investments as of December 31, 2011, at cost and fair value were as follows:

	Investments at Cost	Cost of Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First Lien Secured Debt	$15,688	95.5%	$15,652	95.5%
Subordinated Debt	735	4.5%	735	4.5%

Total	$16,423	100.0%	$16,387	100.0%

The composition of the Company’s investments by geographic region of the United States as of December 31, 2011, at cost and fair value were as follows:

	Investments at Cost	Cost of Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Northeast	$7,763	47.3%	$7,722	47.1%
Southwest	4,969	30.3%	4,960	30.2%
West	1,500	9.1%	1,500	9.2%
Southeast	1,448	8.8%	1,459	8.9%
Midwest	743	4.5%	746	4.6%

Total	$16,423	100.0%	$16,387	100.0%

The composition of the Company’s total investments by industry as of December 31, 2011, at cost and fair value were as follows:

Cost:	December 31, 2011
Professional & Business Services	13.2%
Chemicals	4.5%
Managed Health Care	4.5%
Oil & Gas Equipment & Services	9.0%
Financial Services	4.5%
Textile and Apparel Manufacturing	4.3%
Health Care Facilities	4.3%
Retailing	12.1%
Construction & Engineering	25.2%
Health Care Services	4.6%
Diversified Support Services	4.6%
Insurance Brokers	4.6%
Restaurants	4.6%

100.0%

Fair Value:	December 31, 2011
Professional & Business Services	13.0%
Chemicals	4.5%
Managed Health Care	4.5%
Oil & Gas Equipment & Services	9.0%
Financial Services	4.6%
Textile and Apparel Manufacturing	4.1%
Health Care Facilities	4.4%
Retailing	12.1%
Construction & Engineering	25.4%
Health Care Services	4.6%
Diversified Support Services	4.6%
Insurance Brokers	4.6%
Restaurants	4.6%

100.0%

Note 4 — Borrowings

The Company entered into a loan agreement with Main Street for a $7,500 senior secured single advance term loan credit facility on December 12, 2011. Interest on outstanding borrowings is payable at a floating rate equal to LIBOR plus a margin of 3.0%. At December 31, 2011, this rate was 3.28%. Borrowings under the credit facility are secured by all of the Company’s assets and a pledge of equity ownership interests of any future subsidiaries of the Company. The loan matures December 12, 2012 unless the parties mutually agree to an extension. On April 27, 2012, Main Street extended the maturity date of the credit facility through April 30, 2013. As of December 31, 2011, the Company estimates that the fair value of its notes payable, which had a carrying value of $7,500 was $7,500.

The loan agreement contains affirmative and negative covenants usual and customary for leveraged financings, including covenants to provide information to Main Street on a regular basis, preserve the Company’s corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with its investment objectives and strategies. Additionally, the loan agreement contains usual and customary default provisions including, without limitation:

(i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the borrower; (iii) a material adverse change in the Company’s business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. The Company is not aware of any instances of noncompliance with covenants related to this loan agreement as of December 31, 2011.

Note 5 — Membership Interest Units

On December 12, 2011, affiliates of Hines purchased 833,333 units of membership interests at $9.00 per unit, which represents the anticipated public offering price in the Offering of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share, pursuant to a private placement, which contributed an aggregate of $7.5 million to the Company. Additionally, an unaffiliated investor purchased 277,778 units of membership interests at $9.00 per share, which contributed an aggregate of $2.5 million to the Company.

Note 6 — Related Party Transactions and Arrangements

Investment Advisory Agreement

As described in Note 1 – Principal Business and Organization, the business of HMS Inc. is expected to be managed by the Adviser (an affiliate of Hines), pursuant to an Investment Advisory Agreement that is expected to be entered into prior to the commencement of the Offering. This agreement states that the Adviser will oversee the management of HMS Inc.’s activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of HMS Inc.’s investment portfolio. Additionally, the Adviser is expected to engage a subsidiary of Main Street pursuant to a Sub-Advisory Agreement to identify, evaluate, negotiate and structure HMS Inc.’s prospective investments, make investment and portfolio management recommendations for approval by the Adviser, monitor HMS Inc.’s investment portfolio and provide certain ongoing administrative services to the Adviser and shall pay Main Street fifty percent (50%) of the management fee and incentive fees described below as compensation for its services.

Pursuant to the Investment Advisory Agreement, HMS Inc. will pay to the Adviser a management fee and incentive fees as compensation for the services described above. The management fee will be calculated at an annual rate of 2% of HMS Inc.’s average gross assets. The management fee will be payable quarterly in arrears, and shall be calculated based on the average value of HMS Inc.’s gross assets at the end of the two most recently completed calendar quarters. The management fee will be expensed as incurred.

The incentive fee will consist of two parts. The first part, referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on pre-incentive fee net investment income for the immediately preceding quarter. The subordinated incentive fee on income will be equal to 20% of HMS Inc.’s pre-incentive fee net investment income for the immediately preceding quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, exceeding 1.875% (7.5% annualized), subject to a “catch up” feature. For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of HMS Inc.’s common stock (including proceeds from HMS Inc.’s distribution reinvestment plan) reduced for non-liquidating distributions, other than distributions of profits, paid to HMS Inc.’s stockholders and amounts paid for share repurchases pursuant to HMS Inc.’s share repurchase program. The subordinated incentive fee on income will be expensed in the quarter in which it is incurred.

The second part of the incentive fee, referred to as the incentive fee on capital gains , shall be an incentive fee on realized capital gains earned from the portfolio and shall be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee shall equal 20.0% of HMS Inc.’s incentive fee capital gains, which shall equal HMS Inc’s. realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. During the course of the year, an estimate of the incentive fee on capital gains will be calculated. If it is determined that the incentive fee on capital gains has been earned, it will be expensed as incurred.

As discussed in Note 2 – Organizational and Offering Costs, as of December 31, 2011, the Adviser and Sub-Adviser have incurred approximately $911 of offering costs on behalf of HMS Inc. Pursuant to the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Adviser and Sub-Adviser will be responsible for the payment of organizational and offering expenses to the extent they exceed 1.5% of gross proceeds from the Offering. Additionally, and in accordance with the terms of a Sub-Advisory Agreement, the Adviser and Main Street will share equally all non-reimbursed, organization and offering expenses in excess of $2 million, exclusive of sales and marketing costs incurred by the Adviser and its affiliates. For purposes of this paragraph, sales and marketing costs shall include, among other things, all costs and expenses relating to advertisements and selling literature or brochures, sales meetings, sales training sessions, investor meetings, website hosting and other expenses directly related to the offer and sale of securities by HMS Inc. pursuant to the Offering. Further, the Advisor is providing certain accounting and administrative services on behalf of the Company at no charge.

Note 7 – Subsequent Events

The Company has evaluated subsequent events through April 27, 2012 and determined that there have been no other events that have occurred that would require adjustments to the Company’s financial statements.

With the authorization of its managers, in April 2012, the Company declared and paid a distribution to its members for the period of inception (November 22, 2011) through December 31, 2011 in the amount of $300.

On April 27, 2012, Main Street extended the maturity date of the credit facility referred to in Note 4 through April 30, 2013.

Appendix A: Form of Subscription Agreement

HMS INCOME FUND, INC.

SUBSCRIPTION AGREEMENT

HMS Income Fund, Inc.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT FOR SHARES OF HMS INCOME FUND INC.

Œ YOUR INITIAL INVESTMENT Make all checks* payable to: HMS Income Fund Inc.

* Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

Investment Amount $ (The minimum investment is $2,500)	☐ Initial Purchase ☐ Subsequent Purchase

☐  A. Rights of Accumulation Please link the tax identification numbers or account numbers listed below for rights of accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

Tax ID/SSN or Account Number	Tax ID/SSN or Account Number	Tax ID/SSN or Account Number

☐ B. Net Commission Purchases Please check this box if you are eligible for a Net Commission Purchase. See prospectus for details to determine if you qualify.

 OWNERSHIP TYPE (Select only one)

Non-Custodial Account Type	Third Party Custodial Account Type

BROKERAGE ACCOUNT NUMBER

☐  INDIVIDUAL OR JOINT TENANT WITH RIGHTS OF SURVIVORSHIP

☐  TRANSFER ON DEATH Optional designation. Not available for Louisiana or Puerto Rico residents. See Section 3D.

☐ TENANTS IN COMMON

☐  COMMUNITY PROPERTY

☐ UNIFORM GIFT/TRANSFER TO MINORS

State of

☐ PENSION PLAN Include Certification of Investment Powers Form

☐ TRUST Include Certification of Investment Powers Form

☐ CORPORATION/PARTNERSHIP/OTHER

    CorporateResolution or Partnership Agreement Required

CUSTODIAN ACCOUNT NUMBER ☐ IRA ☐ ROTH IRA ☐ SEP IRA ☐ SIMPLE IRA ☐ OTHER CUSTODIAN INFORMATION (To be completed by Custodian) CUSTODIAN NAME CUSTODIAN TAX ID # CUSTODIAN PHONE #

Ž INVESTOR INFORMATION

A. Investor Name (Investor/Trustee/Executor/Authorized Signatory Information)

(Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.)

First Name	(Ml) Last Name	Gender

Social Security Number	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State Zip Code

If Non-U.S. Citizen, Specify Country of Citizenship and Select One below (required) ☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W8-BEN)		Country of Citizenship
B. Co-Investor Name (Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)
First Name	(MI) Last Name	Gender

Social Security Number	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State Zip Code

If Non-U.S. Citizen, Specify Country of Citizenship and Select One below (required) ☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W8-BEN)		Country of Citizenship

C. Entity Name - Retirement Plan/Trust/Corporation/Partnership/Other

     (Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B)

Entity Name	Tax ID Number	Date of Trust
Entity Type (Select one. Required)

☐ Retirement Plan	☐ Trust	☐ S-Corp	☐ C-Corp	☐ LLC	☐ Partnership	☐ Other

D. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only.) (Not available for Louisiana or Puerto Rico residents.) (Beneficiary Date of Birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ ☐	Primary Secondary %

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ ☐	Primary Secondary %

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ ☐	Primary Secondary %

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ ☐	Primary Secondary %

 MAILING ADDRESS (If different than residential street address provided in Section 3A)

Address	City	State	Zip Code

 SELECT HOW YOU WANT TO RECEIVE YOUR DISTRIBUTIONS (Select only one)

Complete this section to enroll in the Distribution Reinvestment Plan or to elect to receive cash distributions.

    I hereby subscribe for Share of HMS Income Fund Inc. and elect the distribution option indicated below:

  A.  ☐  Distribution Reinvestment Plan (See Prospectus for details)

        For Custodial held accounts, if you elect cash distributions the funds must be sent to the Custodian.

  B.  ☐  Cash/Check Mailed to the address set forth above (Available for Non-Custodial Investors only.)

  C.  ☐  Cash/Check Mailed to Third-Party/Custodian

Name/Entity Name/Financial Institution		Mailing Address

City	State	Zip Code	Account Number (Required)

  D.  ☐  Cash/Direct Deposit Attach a pre-printed voided check. (Non-Custodian Investors Only)

I authorize HMS Income Fund Inc. or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify HMS Income Fund Inc. in writing to cancel it. In the event that HMS Income Fund Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name/Entity Name/Financial Institution	Mailing Address

City	State	Zip Code

Your Bank’s ABA Routing Number	Your Bank Account Number	☐ Checking Account	☐ Savings Account

‘ BROKER-DEALER/FINANCIAL ADVISOR INFORMATION (Required Information. All fields must be completed)

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell Shares in the state designated as the investor’s legal residence.

Broker-Dealer	Financial Advisor Name
Advisor Mailing Address
City	State	Zip Code

Financial Advisor Number	Branch Number	Telephone Number
E-mail Address		Fax Number

Please note that unless previously agreed to in writing by HMS Income Fund Inc., all sales of securities must be made through a Broker-Dealer, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s) which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker-Dealer, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered or made available a current Prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

×			×
	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker-Dealer)	Date

’ SUBSCRIBER SIGNATURES

HMS Income Fund Inc. is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, HMS Income Fund Inc. may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce HMS Income Fund Inc. to accept this subscription, I hereby represent and warrant to you as follows:

PLEASE NOTE: ALL ITEMS MUST BE READ AND INITIALED

(a) A copy of the Prospectus of HMS Income Fund Inc. has been delivered or made available to me.	Initials	Initials

(b)    I/We have (i) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, or that I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “SUITABILITY STANDARDS.”

	Initials	Initials
(c) I acknowledge that there is no public market for the Shares and, thus, my investment in Shares is not liquid.	Initials	Initials
(d) I am purchasing the Shares for my own account.	Initials	Initials

(e)    If I am a Kansas resident, I acknowledge that it is recommended by the Office of the Kansas Securities Commissioner that my aggregate investment in the Shares and similar investments should not exceed 10% of my “liquid net worth” which is that portion of the net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

I declare that the information supplied above is true and correct and may be relied upon by the Company. I acknowledge that the Broker-Dealer/Financial Advisor (Broker-Dealer/Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker-Dealer/Financial Advisor of record at any time by contacting HMS Income Fund Inc. Investor Relations at the number indicated below.

TAXPAYER IDENTIFICATION/SOCIAL SECURITY NUMBER CONFIRMATION (required): The investor signing below, under penalties of perjury, certifies: (i) that the number shown on this subscription agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (ii) that I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (iii) I am a U.S. person (including a resident alien). NOTE: You must cross out (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

×			×
	Signature of Investor	Date		Signature of Co-Investor or Custodian (if applicable)	Date

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

“ MISCELLANEOUS

Investors participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of HMS Income Fund Inc., agree that, if they experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 7 above, they are required to promptly notify HMS Income Fund Inc. and the Broker-Dealer in writing.

NO SALE OF SHARES MAY BE COMPLETED UNTIL AT LEAST FIVE BUSINESS DAYS AFTER YOU RECEIVE THE FINAL PROSPECTUS.

You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in the Shares of HMS Income Fund Inc.

Return to: HMS Income Fund Inc.  ■  P.O. Box 219010  ■  Kansas City, MO 64121-9010

Overnight Delivery: HMS Income Fund Inc.  ■  430 W. 7th St.  ■  Kansas City, MO 64105

Hines Investor Relations: 888-220-6121

CERTAIN STATES HAVE IMPOSED SPECIAL FINANCIAL SUITABILITY STANDARDS FOR SUBSCRIBERS WHO PURCHASE SHARES

Several states have established suitability requirements that are more stringent than the general standards for all investors described below. Shares will be sold to investors in these states only if they meet the special suitability standards set forth below. In each case, these special suitability standards exclude from the calculation of net worth the value of the investor’s home, home furnishings and automobiles.

General Standards for all Investors

Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of $70,000 and a minimum net worth of $70,000.

Alabama — In addition to the suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and other similar investment programs.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California, Michigan, New Mexico and Ohio — In addition to the suitability standards above, an investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $100,000 and annual gross income of $100,000 or (ii) a liquid net worth of $350,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Kansas — The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Nebraska —Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of their net worth in the Issuer. For such investors, net worth should not include the value of one’s home, home furnishings, or automobiles.

New Jersey — Investors who reside in the state of New Jersey must have either (i) a minimum annual gross income of $100,000 and a minimum liquid net worth of $100,000; or (ii) a minimum liquid net worth of

$300,000. Additionally, a New Jersey investor’s total investment in this offering and other similar offerings shall not exceed 10% of such investor’s liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

North Dakota — Our shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth and that they meet one of the established suitability standards.

Oklahoma — Purchases by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth (not including home, home furnishings or automobiles).

Tennessee — We must sell a minimum of $15,000,000 worth of shares before accepting subscriptions from residents of Tennessee. In addition, investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

Massachusetts — Investors who reside in the state of Massachusetts must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Massachusetts investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Vermont — Investors who reside in the state of Vermont must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Vermont investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS.

By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Until             , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as soliciting dealers with respect to their unsold allotments or subscriptions.

Up to 150,000,000 Shares

Common Stock

HMS Income Fund, Inc.

Hines Securities, Inc.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of HMS Income Fund, Inc. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2)	Exhibits

(a)(1)	Articles of Incorporation of the Registrant(1)

(a)(2)	Articles of Amendment and Restatement

(b)	Bylaws of the Registrant

(c)	Not applicable

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)

(e)	Distribution Reinvestment Plan

(f)	Not applicable

(g)(1)	Investment Advisory and Administrative Services Agreement by and between the Registrant and the Adviser

(g)(2)	Investment Sub-Advisory Agreement by and among the Registrant, the Adviser, the Sub-Adviser and Main Street Capital Corporation

(h)(1)	Dealer Manager Agreement with Hines Securities, Inc.

(h)(2)	Form of Selected Dealer Agreement(2)

(i)	Not applicable

(j)	Custody Agreement

(k)(1)	Conditional Fee Waiver Agreement

(k)(2)	Loan and Security Agreement by and between HMS Income LLC and Main Street Capital Corporation(1)

(k)(3)	Agreement and Plan of Merger

(k)(4)	Credit Agreement with Capital One, National Association

(k)(5)	Form of Indemnification Agreement by and between Registrant and each of its Affiliated Directors and Officers

(k)(6)	Form of Indemnification Agreement by and between Registrant and each of its Independent Directors

(l)	Opinion of Venable LLP(2)

(m)	Not applicable

(n)(1)	Consent of Venable LLP (incorporated by reference to Exhibit l hereto)(2)

(n)(2)	Consent of Independent Registered Public Accounting Firm

(n)(3)	Consent of John O. Niemann, Jr.(2)

(n)(4)	Consent of Peter Shaper(2)

(n)(5)	Consent of Phil D. Wedemeyer(2)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of HMS Adviser LP

(r)(3)	Code of Ethics of Main Street Capital Corporation and Main Street Capital Partners, LLC

(r)(4)	Code of Ethics of Hines Securities, Inc.

(1)	Previously filed as part of the Registrant’s Registration Statement on Form N-2, filed with the SEC on December 16, 2011.
(2)	Previously filed as part of the Registrant’s pre-effective Amendment No. 2 to the Registration Statement on Form N-2, filed with the SEC on April 30, 2012.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$171,900

FINRA filing fee	$75,500

Printing and mailing expenses	$6,000,000

Blue sky filing fees and expenses	$500,000

Legal fees and expenses	$4,500,000

Accounting fees and expenses	$1,400,000

Transfer agent fees	$2,460,625

Advertising and sales literature	$3,000,000

Due diligence expenses	$3,750,000

Adviser Personnel Salaries	$391,975

Bank and other Administrative Expenses	$250,000

Total	$22,500,000

The amounts set forth above, except for the SEC and FINRA fees, will in each case be estimated and assumed that we sell all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

As of immediately prior to this offering, the Hines Investor owns 75% of our outstanding common stock and an unaffiliated investor own 25% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of the Hines Investor and such unaffiliated investor is expected to represent less than 1% of our outstanding common stock.

See “Management,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at May 31, 2012.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	2

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) our Adviser and its directors, executive officers and controlling persons, and any other person or entity affiliated with it. However, in accordance with guidelines adopted by the North American Securities Administrators Association, our charter and the Investment Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our Company, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser, or an interested director of the Company, or was not the result of gross negligence or misconduct by an independent director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Sub-Adviser and Main Street will indemnify us for losses or damages arising out of their respective misfeasance, bad faith, gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations under the Sub-Advisory Agreement or the violation of applicable law or the breach of any representation in the Sub-Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “Investment Advisory and Administrative Services Agreement.”

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder will be maintained at the offices of:

(1)	the Registrant, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118;

(2)	the Transfer Agent, DST Systems Inc., 333 W. 11th St. Kansas City, MO 64105;

(3)	the Custodian, Amegy Bank National Association, 1221 McKinney Street, Houston, TX 77010; and

(4)	the Investment Adviser, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	To suspend the offering of shares until the prospectus is amended if:

(i)	subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or

(ii)	our net asset value increases to an amount greater than our net proceeds as stated in the prospectus.

(2)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(4)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6)	That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas, on the 31st of May, 2012.

HMS INCOME FUND, INC.

By:	/s/ Charles N. Hazen
Name: Title:	Charles N. Hazen Chairman and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Charles N. Hazen and Ryan T. Sims and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Charles N. Hazen Charles N. Hazen	Chairman and Chief Executive Officer (Principal Executive Officer)	May 31, 2012

* Ryan T. Sims	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	May 31, 2012

* Vincent D. Foster	Director	May 31, 2012

/s/ Peter Shaper Peter Shaper	Director	May 31, 2012

/s/ Phil D. Wedemeyer Phil D. Wedemeyer	Director	May 31, 2012

/s/ John O. Niemann, Jr. John O. Niemann, Jr.	Director	May 31, 2012

*By:	/s/ Charles N. Hazen
Charles N. Hazen, as Attorney-in-fact